EXECUTION COPY
COLLABORATION AGREEMENT
     THIS COLLABORATION AGREEMENT (“Agreement”) is made and entered into effective as of October 15, 2003 (the “Effective Date”), by and between AVALON PHARMACEUTICALS, INC., having principal offices at 20358 Seneca Meadows Parkway, MD 20876 (“Avalon”) and MEDAREX, INC., having principal offices at 707 State Road, Princeton, New Jersey 08540-1437, on behalf of itself and its wholly owned subsidiary, GENPHARM INTERNATIONAL, INC., with principal offices at 521 Cottonwood Drive, Milpitas, California 95035 (collectively, “Medarex’’). Avalon and Medarex each may be referred to herein individually as a “Party,” or collectively as the “Parties.”
     WHEREAS, Medarex and Avalon desire to enter into a definitive agreement to collaborate to produce fully human antibodies to antigen targets in order to develop and commercialize genomics-derived, Antibody-Based Products on the terms set forth below;
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows;
ARTICLE 1 -
SCOPE OF COLLABORATION; COLLABORATION ACTIVITIES
     Section 1.1 Scope of Collaboration. The Parties have entered into this collaboration (such collective enterprise, the “Collaboration”) to jointly research, develop and commercialize Collaboration Products with respect to Collaboration Targets throughout the Territory as set forth in this Agreement. Any capitalized terra used in this Agreement not otherwise defined herein shall have the meaning set forth on Appendix A.
     Section 1.2 Research Activities.
          1.2.1 General. Under the direction and supervision of the Steering Committee, the Parties shall use Commercially Reasonable Efforts to conduct their respective research activities in accordance with this Agreement, each Project Plan and each Project Budget.
          1.2.2 Identification of Collaboration Targets. The list of Antigens attached hereto as Appendix C sets forth the initial list of Collaboration Targets (the “Initial Collaboration Targets”). Such list may be amended pursuant to Section 1.7 or 5.1.2, by the express written agreement of Medarex and Avalon or as follows:
               (a) Within the sole discretion of and as selected by Avalon, during the Target Entry Period (as defined in Section 1.2.2(e)), Avalon may identify to Medarex Antigens for consideration by Medarex, with it being expressly understood that Avalon is not under any obligation to do so. In conjunction with identification of any such Antigen, Avalon shall promptly provide to Medarex the following information and materials (“Antigun Evaluation Materials”):
                    (i) a written description of the applicable Antigen, including DNA and amino acid sequences thereof, when available;

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                    (ii) the human tissue and/or cell type expression profile for such Antigen;
                    (iii) all other scientific data in the possession of Avalon or its Affiliates relating to such Antigen;
                    (iv) all information regarding (A) the proprietary status of such Antigen, (B) the intellectual property rights Controlled by Avalon and its Affiliates with respect to such Antigen, (C) any Patent, know-how, intellectual property or other rights assigned, transferred, granted or conveyed by Avalon or its Affiliates to any Third Parties that is inconsistent with rights to be granted under this Agreement with respect to an Antibody Product against said Antigen, (D) any agreements by or among Avalon or its Affiliates and any Third Parties that is inconsistent with rights to be granted under this Agreement with respect to an Antibody Product against said Antigen, (E) any potential restrictions (contractual, patent or otherwise) that would limit or otherwise affect the Parties’ right to fully Exploit any Collaboration Products with respect thereto, and (F) the extent known, any potential Third-Party Payments that would be owed in connection with the Exploitation of Antibody Products with respect to such Antigen under this Agreement or a Unilateral Development and Commercialization Agreement;
                    (v) existing and available models for preclinical validation of Antibody Products against such Antigen;
                    (vi) a list of expected indications for Antibody Products against such Antigen,
                    (vii) the commercial and scientific rationale for why Avalon believes such Antigen is a promising target for the development of Antibody-Based Products; and
                    (viii) all other relevant information in Avalon’s or its Affiliates’ possession with respect to such Antigen,
          (b) Beginning on the day that either (i) Medarex notifies Avalon in writing that Medarex is in receipt of the complete Antigen Evaluation Materials with respect to an Antigen or (ii) Avalon notifies Medarex in writing that, to the best of its knowledge, Avalon has delivered all of the Antigen Evaluation Materials that is in its possession with respect to an Antigen, and * days thereafter, (the “Evaluation Period”), Medarex shall have the exclusive right to determine whether such Antigen shall become a Collaboration Target under this Agreement and shall notify Avalon of its determination with respect to such Antigen. In the event Medarex receives Antigen Evaluation Materials for a given Antigen pursuant to Section 1.2.2(a), but does not believe such materials are sufficiently complete to enable Medarex * whether to accept or decline such Antigen pursuant to the preceding sentence, the Parties shall * additional analyses to be performed by Avalon in order to complete the Antigen Evaluation Materials, but Avalon shall not be obligated to perform such additional analyses. At any time prior to the commencement of the Evaluation Period with respect to an Antigen, Avalon shall have the right to withdraw such Antigen from consideration and such Antigen shall be a Reversion Target subject to the obligations of Section 1.7.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

               (i) In -the event Medarex accepts such Antigen into the Collaboration as a Collaboration Target, Appendix C shall be deemed to be amended accordingly and the Parties shall use good faith efforts to develop a preliminary Project Plan and Project Budget for the discovery and development of Antibody Products with respect to such Antigen in the form attached hereto as Appendix E; provided, however, that if, * the Antigen shall become a Reversion Target, subject to the obligations of Section 1.7. Notwithstanding anything in this Agreement to the contrary, in the event that an Antigen becomes a Reversion Target pursuant to the previous sentence, any work performed by or on behalf of a Party with respect to a Collaboration Target accepted under this Section 1.2.2(b) after the acceptance and before such reversion * and any Information and Inventions *.
               (ii) In the event Medarex does not accept such Antigen within the applicable Evaluation Period, such Antigen shall not be deemed to be a Collaboration Target and Medarex shall have no further rights with respect thereto under this Agreement and Avalon shall have no further obligations with respect thereto under this Agreement.
               (iii) In the event that Medarex does not accept an Antigen as a Collaboration Target, or in the event that an Antigen is accepted as a Collaboration Target and such Collaboration Target becomes a Reversion Target * notwithstanding anything else to the contrary, Medarex shall not use any Information and Inventions that are conceived, developed or otherwise made by Medarex with respect to work performed by Medarex with respect to such Antigen or Collaboration Target *.
          (c) Upon designation of an Antigen as a Collaboration Target pursuant to Section 1.2.2(b), the Parties shall * a written description of such Antigen, including the name of the Collaboration Target and its complete DNA sequence end GenBank accession number, which descriptions shall be included on Appendix C.
          (d) As the Parties gain greater understanding of each Collaboration Target and the potential utility of Antibody Products thereto, they shall update the description of such Collaboration Target on Appendix C to more accurately reflect what Antigens, or portions thereof, are included in the Collaboration.
          (e) The “Target Entry Period” shall commence on the Effective Date and shall continue until the * unless (i) earlier terminated by (A) the unanimous agreement of the Parties, or (B) either Party pursuant to Article 8; or (ii) extended by unanimous agreement of the Parties. The termination or expiration of the Target Entry Period shall not constitute a termination of this Agreement.
          1.2.3 Identification of Applicable Assays and Success CriteriaAs part of the Project Plan for a given Collaboration Target, the Steering Committee will:
          (a) identify the Immunogen(s) (each, an “Immunogen”) to be used to enable Medarex to perform its activities pursuant to Section 1.2.5;
          (b) determine which Party will be responsible for *;

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          (c) develop an experimental plan to identify a set of assays (each, an “Assay”) for screening Assay -Candidates against such Collaboration Target;
          (d) determine which Party will be responsible for delivering the Assays to the Collaboration; and
          (e) develop guidelines that will allow the establishment of criteria (the “Assay Success Criteria”) for determining, subject to Section 1.2.6, whether an Assay Candidate should become a Collaboration Antibody,
The Steering Committee may elect to use a Third Party to provide one or more Immunogen(s) to the Collaboration. In addition, the Steering Committee may elect to have a Third Party develop and/or perform one or more of the Assays.
          1.2.4 Allocation of Costs. With respect to the Collaboration Targets that exist as of the Effective Date, all costs associated with identifying Collaboration Targets, preparing and furnishing to Medarex complete Antigen Evaluation Materials with respect thereto, and creating and delivering the Immunogen(s) to Medarex (the “Avalon Research Activities”) shall be borne *, but Avalon shall have no obligation to provide any Antigen Evaluation Materials. With respect to the Collaboration Targets that exist as of the Effective Date, all costs associated with immunizing the HuMAb Mice and raising a panel of different Antibodies to the applicable Collaboration Target pursuant to the last sentence of Section 1.2.5 (the “Medarex Research Activities”) shall be borne *. The Parties acknowledge and agree that such Avalon Research Activities and the Medarex Research Activities are deemed to be and are of equal value and neither Party shall have any right to reimbursement or credit from the other Party for the cost and expenses associated with such research activities. * All other costs and expenses incurred by the Parties in performing their activities under this Section 1.2 shall be governed by Section 4.1.2.
          1.2.5 Raising of Antibodies by Medarex. * shall provide to Medarex sufficient Immunogen for each Collaboration Target to enable Medarex to perform its activities pursuant to this Section 1.2.5. Upon the delivery of such Immunogen, Medarex shall use * to immunize the HuMAb Mice to raise a panel of different Antibodies to the applicable Collaboration Target.
          1.2.6 Selection of Assay Candidates; Assay Screening; Selection of Collaboration Antibodies.
               (a) Medarex shall select a subset of the Antibodies raised pursuant to Section 1.2.5 to become “Assay Candidates”. As set forth under the applicable Project Plan, the Parties shall run each Assay Candidate through the applicable Assays. Upon completion of the Assay screening for a given Assay Candidate, each Party will be provided with the results of such screening (including the raw data underlying such results). The Steering Committee will then determine whether the Assay Candidate has met the applicable Assay Success Criteria. Subject to Section 1.2.6(b), each Assay Candidate that meets the applicable Assay Success Criteria shall be deemed to be a “Collaboration Antibody”; provided, however, the Steering Committee may, in its sole discretion (i) decide that an Assay Candidate that meets the Assay Success Criteria shall

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

nonetheless not be deemed to be a Collaboration Antibody, or (ii) decide that an Assay Candidate that does not meet the Assay Success Criteria shall nonetheless be deemed to be a Collaboration Antibody.
               (b) The Parties shall determine the amino acid sequence of at least one heavy chain variable region corresponding to a contiguous portion spanning CDR 1 through CDR3 and defining a complete antibody-heavy chain Antigen binding domain (a “Binding Sequence”) for each Assay Candidate that is selected pursuant to Section 1.2.6(a) to be a Collaboration Antibody and shall provide such sequence information to Medarex. Notwithstanding Section 1.2.6(a), Medarex shall have the right to veto any such Assay Candidate on written notice to Avalon within * days of its receipt of the correct sequence data for any such Assay Candidate, if Medarex (i) is researching or developing, or has researched or developed, ether, alone or in collaboration with a Third Party, any such Assay Candidate, or (ii) has previously granted a Third Party rights with respect to any Antibody that has the same Binding Sequence as such Assay Candidate, whereupon such Assay Candidate shall not become a Collaboration Antibody and all amounts of such Assay Candidate (and any cell lines expressing such Assay Candidate and other Mice Materials with respect to such Assay Candidate) produced pursuant to this Agreement will be destroyed.
          1.2.7 Effect of Designation of Collaboration, Antibodies. Any Antibody that is designated a Collaboration Antibody in accordance with Section 1.2.6 shall be exclusive to the Collaboration. Except as otherwise provided in this Agreement, once an Antibody is designated a Collaboration Antibody, all costs associated with the research, development, manufacturing and commercialization of such Collaboration Antibody shall *, as more fully described in Section 4.1. Any Antibodies with respect to a Collaboration Target (and any cell lines expressing such Antibodies and other Mice Materials with respect to such Antibodies) produced under this Agreement that are not designated as Collaboration Antibodies or back-up Collaboration Antibodies by the Steering Committee shall be destroyed by Medarex, unless the Parties agree otherwise.
          1.2.8 Lead Collaboration Antibodies. Out of the pool of Collaboration Antibodies against a given Collaboration Target, the Steering Committee will select the Collaboration Antibody that it believes to be most promising for development and commercialization and it will then move such Collaboration Antibody into Production Process Development. Each Collaboration Antibody that is put into Production Process Development shall be deemed to be a “Lead Collaboration Antibody”. It is understood that the Steering Committee may, over time, select more than one Lead Collaboration Antibody against a given Collaboration Target, or substitute one Lead Collaboration Antibody for another. Upon designation of each Lead Collaboration Antibody, * of the cost of Production Process Development for such Lead Collaboration Antibody. With respect to each Lead Collaboration Antibody, the Steering Committee shall solicit bids from suppliers to perform the Production Process Development. Each Party shall have the right to submit a bid on such terms as it desires. The Steering Committee shall use * to enter into a development agreement with the supplier that is best able to meet the Parties’ requirements, taking into consideration such factors as price, quality, capacity, quantity, reliability and reputation. In the event the Steering Committee selects a Party to

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

perform Production Process Development pursuant to this Section 1.2.8, the price and other terms and conditions of such Production Process Development shall be based on arm’s length negotiations with the Steering Committee.
          1.2.9 Identification of Restrictions on Exploitation of Collaboration Products. Upon the designation of the first Collaboration Antibody with respect to a Collaboration Target, unless otherwise agreed by the Steering Committee, the Collaboration shall solicit a formal patent review and opinion regarding such Collaboration Target, and Antibody Products with respect thereto, from an outside law firm selected by the Steering Committee. The costs of such formal opinion shall be *.
     Section 1.3 Project Plan and Project Budget. Upon designation of a given Antigen as a Collaboration Target pursuant to Section 1.2.2, the Parties shall jointly develop and implement a project plan (each a “Project Plan”) and a project budget (each a “Project Budget”) for the research, development, manufacture and commercialization of Collaboration Products against such Collaboration Target. It is understood that each such respective Project Plan and Project Budget initially will cover the early-stage research and development of Collaboration Products with respect to such respective Collaboration Target, but that the components of each Project Plan and Project Budget will evolve as the applicable Collaboration Products move through the research, development, manufacture and commercialization life cycle. The Parties, through the Steering Committee, shall endeavor to review and update each Project Plan and Project Budget at least annually.
     Section 1.4 Performance Standards. Each Party shall perform, or cause to be performed, its respective activities hereunder in good scientific manner, and in compliance in all material respects with all Applicable Law and * to (a) research, develop, file for Regulatory Approval and commercialize one or more Collaboration Products with respect to each Lead Collaboration Antibody, and (b) achieve the objectives of each Project Plan in accordance with each Project Budget, in each case, efficiently and expeditiously by allocating sufficient time, effort, equipment and skilled personnel to complete- such activities successfully and promptly.
     Section 1.5 Product Trademarks. The Parties shall develop Product Trademarks for each Collaboration Product that will be commercialized. Such Product Trademarks shall not be confusingly similar to, misleading or deceptive with respect to, or dilute any of the Trademarks owned or Controlled by either of the Parties, or any part of such Trademarks. No Party or any of its Affiliates or sublicensees shall commercialize a Collaboration Product under any Trademark other than the -Product Trade marks. No Party or any of its Affiliates or sublicensees shall use in its business any Trademark that is confusingly similar to, misleading or deceptive with respect to, or dilutes any of the Product Trademarks or any other Trademarks used to identify or distinguish a Collaboration Product, or any part of the foregoing. The Steering Committee shall oversee the filing, prosecution and maintenance of all Product Trademark registrations. * in the costs and expenses of such filing, prosecution and maintenance. Subject to Applicable Law, the label of any Collaboration Products shall include, at Avalon’s sole discretion, the name of Avalon and, at Medarex’s sole discretion, the name of Medarex.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     Section 1.6 Supply of Collaboration Products. With respect to clinical and commercial supplies of Collaboration Products, the Steering Committee shall solicit bids from suppliers to supply the Parties’ requirements thereof. Each Party shall have the right to submit a bid on such terms as it desires. The Steering Committee shall use Commercially Reasonable Efforts to enter into a supply agreement with the supplier that is best able to meet the Parties’ requirements, taking into consideration such factors as price, quality, capacity, quantity, reliability and reputation. In the event the Steering Committee selects a Party to produce clinical and/or commercial supplies pursuant to this Section 1.6, the price and other terms and conditions of such supply shall be based on arm’s length negotiations with the Steering Committee.
     Section 1.7 Reversion of Collaboration Targets. If, notwithstanding the Commercially Reasonable Efforts of the Parties, no Collaboration Antibodies have been designated with respect to a Collaboration Target pursuant to Section 1.2.6 within *, or such other period as the Parties may agree, after the immunization of the HuMAb Mice with respect to such Collaboration Target pursuant to Section 1.2.5, or * then (a) such Antigen shall cease to be a Collaboration Target (such Antigen, a “Reversion Target”), and Appendix C shall be amended accordingly, (b) any Antibodies with respect thereto shall not become Collaboration Antibodies, (c) any Antibody Products with respect thereto shall not become Collaboration Products, and (d) any licenses granted pursuant to Article 3, with respect to such Antigen, Antibody or Antibody Product shall terminate, and, subject to Section 7.1.5, Medarex shall have no further rights under this Agreement with respect to such Antigen. Promptly upon such designation, the Parties shall destroy all Antibody Products, Antibodies, Mice Materials, Immunogens and other Biological Materials created under this Agreement with respect to such a Reversion Target.
ARTICLE 2 -
OPERATION OF THE COLLABORATION
Section 2.1 Steering Committee.
          2.1.1 Formation of Steering Committee. The Parties shall establish a joint committee (the “Steering Committee”), which -shall oversee the research, development and commercialization activities hereunder. Each of Avalon and Medarex shall appoint an equal number of representatives with the requisite experience and seniority to enable them to make decisions on behalf of the Parties with respect to the Collaboration. From time to time, Avalon and Medarex each may substitute any of its representatives to the Steering Committee.
          2.1.2 Responsibilities. The Steering Committee shall, in addition to its other responsibilities described in this Agreement: (a) prioritize the research, development, manufacturing and commercialization activities with respect to Collaboration Targets, Collaboration Antibodies and Collaboration Products; (b) subject to Section 1.3, allocate responsibility for such activities between Avalon and Medarex taking into consideration their relevant expertise and available resources; (c) develop and implement a strategy for researching, developing, manufacturing, obtaining and maintaining Regulatory Approvals for, and commercializing, the Collaboration Products; (d) determine whether to enter into any agreements pursuant to Section 7.4 or otherwise that would give rise to Third-Party Payments; (e)establish

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

such subcommittees as deemed appropriate by the Steering Committee; and (f) take such other actions as are set forth in this Article 2 or as the Parties may unanimously agree. The Steering Committee may evaluate additional technologies that may be necessary or beneficial to the Collaboration and may recommend the acquisition or in-licensing of these technologies to the Parties.
          2.1.3 Procedural Rules for the Steering Committee.
               (a) Generally. Except as explicitly set forth in this Section 2.1.3, the Steering Committee shall establish its own procedural rules for its operation.
               (b) Voting. The Steering Committee shall take action by unanimous consent of Avalon and Medarex, with each such Party having a single vote, irrespective of the number of representatives actually in attendance at a meeting, or by a written resolution signed by the designated representatives of each of Avalon and Medarex. A quorum shall be established only if at least one member appointed by Avalon and at least one member appointed by Medarex is in attendance.
     Section 2.2 Progress Reports. Within * after *, or as otherwise required by the Steering Committee, each Part shall provide to the other Party a written progress report, which shall (a) describe any research, development or commercialization activities with respect to Collaboration Targets or Collaboration Products and any other work relating to the Collaboration Targets and Collaboration Products that it has performed, or caused to be performed, since the last such report, (b) evaluate the work performed in relation to the goals of this Agreement and the applicable Project Plan, and (c) provide such other information as may be required by this Agreement and the applicable Project Plan or reasonably requested by the other Party relating to such activities. In addition to the progress reports provided hereunder, it is contemplated that the Parties will maintain informal communications through the Steering Committee and their day-to-day activities under this Agreement.
Section 2.3 Disputes; Dispute Resolution.
          2.3.1 Referral to Steering Committee. Any dispute that may arise relating to the terms of this Agreement or the activities of the Parties hereunder shall be brought to the attention of the Steering Committee, which shall attempt in good faith to achieve a resolution. Either Party may convene a special meeting of the Steering Committee for the purpose of resolving disputes.
          2.3.2 Referral to Chief Executive Officers of the Parties. If the Steering Committee is unable to resolve such a dispute within * of the first presentation of such dispute to the Steering Committee, and with respect to all other disputes, including the failure to obtain a unanimous vote in the Steering Committee, such dispute shall be referred to the Chief Executive Officers of each of the Parties (or their respective designees) who shall use their good faith efforts to mutually agree upon the proper course of action to resolve the dispute.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          2.3.3 Referral to Chief Executive Officer of Medarex. Any disputes arising with respect to Mice-Related Technology shall be resolved conclusively by the Chief Executive Officer of Medarex (or his or her designee), who shall * to the comments of the Chief Executive Officer of Avalon (or his or her designee) in resolving such matter.
          2.3.4 Unresolved Disputes. If any dispute bother than those provided for in Section 2.3.3) is not resolved by the Chief Executive Officers of the Parties (or their designees) within * after such dispute is referred to them, or such longer period as the Chief Executive Officers (or their respective designees) may collectively agree, then either Party shall have the right (a) if such dispute relates to * to refer such dispute to an Expert for expedited arbitration as set forth in Section 2.3.5, or (b) with respect to any other dispute, including with respect to a Party’s interpretation of, or any allegation of breach of, this Agreement, to litigate such dispute in accordance with Section 11.5 or to pursue such other dispute resolution mechanism as the Parties may agree, except that disputes under Section 7.3.1(a) shall be resolved in accordance with Section 7.3.1(a).
          2.3.5 Expedited Arbitration.
               (a) With respect to disputes under Section 2.3.4 above that are not resolved by the Chief Executive Officers of the Parties (or their designees) pursuant to Section 2.3.2, upon written request by either party to the other Party, the Parties shall promptly negotiate in good faith to appoint a mutually acceptable disinterested, conflict-free individual got affiliated with either Party, with scientific, technical and regulatory experience with respect to the development of Antibody-Based Products necessary to resolve such dispute (an “Expert”). If the Parties are not able to agree within * after the receipt by a Party of the written request in the immediately preceding sentence, the CPR Institute for Dispute Resolution, or such other similar entity as the Parties may agree, shall be responsible for selecting an Expert within * of being approached by a Party. The fees and costs of the Expert and the CPR Institute for Dispute Resolutions (or such other entity) shall *.
               (b) Within * after the designation of the Expert, the Parties shall each simultaneously submit to the Expert and one another a written statement of their respective positions on such disagreement. Each Party shall have * from receipt of the other Party’s submission to submit a written response thereto, which shall include any scientific and technical information in support thereof. The Expert shall have the right to meet with the Parties, either alone or together, as necessary to make a determination.
               (c) No later than * after the designation of the Expert, the Expert shall make a determination by selecting the resolution proposed by one of the Parties that as a whole is the most fair and reasonable to the Parties in light of the totality of the circumstances and shall provide the Parties with a written statement setting forth the basis of the determination in connection therewith. The decision of the Expert shall be final and conclusive, absent manifest error.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE 3 -
GRANT OF RIGHT
Section 3.1 License Grants for Collaboration Activities.
          3.1.1 Medarex Grant. Subject to Section 3.3 and the other terms and conditions of this Agreement, Medarex hereby grants to Avalon and its Affiliates a co-exclusive (with Medarex and its Affiliates), fully-paid, royalty-free license, with the right to sublicense solely as provided in Sections 3.3.5 and 3.4, under the Medarex Technology and the Collaboration Technology, in each case to perform Avalon’s activities under Section 1.2, and (b) jointly Exploit the Collaboration Products in accordance with this Agreement.
          3.1.2 Avalon Grant. Subject to the terms and conditions of this Agreement, Avalon hereby grants to Medarex and its Affiliates a co-exclusive (with Avalon and its Affiliates), fully-paid, royalty-free license, with the right to sublicense solely as provided in Section 3.4, under the Avalon Technology and the Collaboration Technology, in each case to (a) perform Medarex’s activities under Section 1.2, and (b) jointly Exploit the Collaboration Products in accordance with this Agreement.
Section 3.2 Product Trademarks, for Collaboration Products.
          3.2.1 Medarex Grant. Subject to the terms and conditions of this Agreement, Medarex hereby grants to Avalon and its Affiliates a co-exclusive (with Medarex and its Affiliates), fully-paid, royalty-free license, with the right to sublicense solely as provided in Section 3.4, to use the Product Trademarks to Exploit the Collaboration Products in accordance with this Agreement.
          3.2.2 Avalon Grant. Subject to the terms and conditions of this Agreement, Avalon hereby grants to Medarex and its Affiliates a co-exclusive (with Avalon and its Affiliates), fully-paid, royalty-free license, with the right to sublicense solely as provided in Section 3.4, to use the Product Trademarks to Exploit the Collaboration Products in accordance with this Agreement.
Section 3.3 Exclusivity, Reserved Rights and Pre-Existing Grants.
          3.3.1 Antigen Exclusivity. Subject to Sections 3.3.2, 3.3.3 and 3.3.4, the Parties acknowledge and agree that no Party shall engage, directly or indirectly, on behalf of itself or any other party, in the research, development, commercialization or other Exploitation of Antibody-Based Products with respect to any Collaboration Target other than the Collaboration Products and Unilateral Products as provided in this Agreement and any related agreements between the Parties.
          3.3.2 Research and Commercialization Agreements. Medarex shall have the right to (a) grant licenses and other rights to other parties, under the Medarex Technology for such parties to Exploit Antibody Products (but not Collaboration Products) with respect to Antigens, including Collaboration Targets, (b) transfer Medarex Know-How to such parties in

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

connection therewith, including by providing instruction with respect to the use and immunization of HuMAb Mice, and assistance with respect to the Mice-Related Technology, (c) develop production processes for, and manufacture, such Antibody Products, and (d) receive license fees, milestone payments, royalties and other remuneration in connection therewith, but, in connection with clause (a), (b), (c) or (d) above, * (each agreement with respect to the foregoing, a “Research and Commercialization Agreement”). For the avoidance of doubt, Medarex shall not disclose or transfer any Avalon Technology or, subject to Section 7.1.5, Collaboration Technology to any Third Party in connection with a Research and Commercialization Agreement.
          3.3.3 Retained Rights. Notwithstanding anything in this Agreement to the contrary, Medarex does hereby retain the right to (a) enter into collaborations or other agreements with, and to grant licenses and other rights under the Medarex Technology to, Third Parties to Exploit Antibody Products with respect to Antigens other than Collaboration Targets, and/or (b) independently Exploit Antibody Products with respect to Antigens other than Collaboration Targets.
          3.3.4 Existing Grants. The Parties further acknowledge and agree that (a) pursuant to the Cross-License Agreement, Medarex has granted a non-exclusive license under certain Medarex Patents to exploit Antibody Products, including Collaboration Products, with respect to Antigens, including the Collaboration Targets, in the Territory; and (b) pursuant to certain existing agreements with Third Parties, Medarex has granted exclusive rights under the Medarex Technology to Exploit Antibody Products with respect to Antigens other than Collaboration Targets, which Antibody Products could be the same as Collaboration Products.
          3.3.5 Cross-License Agreement. The Cross-License Agreement prohibits Medarex from granting commercialization rights to the same Antibody Product, whether by license or sublicense, under certain Medarex Technology to more than one party in a territory, which could impact the Parties’ ability to grant licenses under Sections 3.4 and 5.2. The Parties shall structure their respective commercialization rights in each country in the Territory, in accordance with this Section 3.3.5, so as to comply with the requirements of the Cross-License Agreement and shall use good faith efforts to ensure that any such structure preserves the intended economic benefits of the Collaboration to the Parties.
               (a) So long as the Cross-License Agreement is in effect, if the Steering Committee desires to grant a sublicense with respect to commercialization of a Collaboration Product pursuant to Section 3.4 or section 5.2, then the Steering Committee shall provide Medarex with written notice thereof, which shall set forth in reasonable detail the terms and conditions of such sublicense, the Medarex Technology and Collaboration Product involved, and the identity of the proposed sublicensee. Upon receipt of such notice, Medarex shall make a good faith determination as to whether such Medarex Technology is subject to the sublicense restrictions contained in the Cross-License Agreement.
               (b) To the extent that Medarex determines that such Medarex Technology is not subject to the sublicense restrictions contained in the Cross-License Agreement,

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Medarex shall so notify the Steering Committee in writing and the Collaboration thereafter shall have the right to grant such sublicense, subject to Section 3.4 or Section 5.2, as applicable.
               (c) To the extent that Medarex determines that all or part of such Medarex Technology is subject to the sublicense restrictions contained in the Cross-License Agreement, Medarex shall so notify the Steering Committee in writing. The Parties shall then meet to discuss in good faith how to proceed in order to optimize the commercialization of the applicable Collaboration Product hereunder while complying with the requirements of the Cross-License Agreement.
     Section 3.4 Sublicenses. Subject to Section 3.3.5, each Party shall have the right to grant sublicenses under the licenses granted in Sections 3.1 and 3.2 to (a) Affiliates without the approval of the applicable licensor, provided that any such sublicensor shall remain jointly and severally liable for the performance or non-performance of any such Affiliate sublicensee, and (b) Third Parties pursuant to Section 5.2 or as necessary to perform the commercialization activities assigned to such Party under a Project Plan, with the prior approval of the applicable licensor, not to be unreasonably withheld or delayed, which approval shall be deemed to be granted with respect to a sublicense if the licensor fails, within twenty (20) business days of its receipt of a written notice from the sublicensing Party setting forth in reasonable detail the nature of such sublicense and the identity of the sublicensee, to notify such sublicensing Party that it withholds its consent to such sublicense and the reasons therefor. Notwithstanding the previous sentence, the grant of any such sublicense shall not relieve the sublicensing Party of its obligations under this Agreement.
     Section 3.5 License Limitations. Each Party hereby covenants to the other Party that neither such first Party nor any of its Affiliates, licensees or sublicensees shall use or practice the Technology of such other Party (other than the Collaboration Technology, which shall be governed by Section 7.1.5), directly or indirectly, on behalf of itself or any other party, for any purpose other than as permitted under Section 3.1 and in particular, but without limiting the generality of the foregoing, for any research, development, commercialization or other Exploitation of an Antibody Product or any other product or method, other than, a Collaboration Product or a Unilateral Product as provided hereunder or in the applicable Unilateral Development and Commercialization Agreement.
     Section 3.6 No Other Rights. For the avoidance of doubt, Medarex and its Affiliates shall have no right, express or implied, with respect to the Avalon Technology and Avalon and its Affiliates shall have no right, express or implied, with respect to the Medarex Technology, in each case except as expressly provided in Section 3.1.
     Section 3.7 Additional Mice. Avalon understands that Medarex has entered into the Kirin Agreement with Kirin with respect to the terms for access to technology for obtaining antibodies through the use of the Additional Mice. The parties acknowledge and agree that, Avalon has been offered access to the Additional Mice *. The Parties further acknowledge and agree that any future use of the Additional Mice and rights in and to any Antibody Products and Antibody Materials produced thereby are subject to the terms and conditions of the Kirin Agreement. The Parties agree that, in the event that the JSC requests (i) access to Additional Mice,

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

or (ii) that Medarex immunize Additional Mice with a Immunogen against the Collaboration Target, the mutual agreement of the Parties shall be necessary in order for the Collaboration to utilize Additional Mice. *.
ARTICLE 4 -
FINANCIAL PROVISIONS
     Section 4.1 Profit and Expense Allocation with Respect To Collaboration Products.
          4.1.1 Operating Profits and Operating Losses. Except as otherwise provided in this Agreement, the Parties shall * in the Operating profits and Operating Losses, as applicable, with respect to the collaboration Products, as set forth in this Section. Within * after the end of * in which Operating Profits or Operating Losses are recognized with respect to a Collaboration Product, each party shall provide the other Party with a statement detailing its Operating Profits or Operating Losses for such Collaboration Product for such calendar quarter on a country-by-country basis, which statement shall set forth in reasonable detail any Net Sales by such Party or its Affiliates, any Commercialization Expenses and any Other Operating (Income)/Expense, including a detailed breakdown of the components of the foregoing, with respect to such Collaboration Product, * (“Authorized Commercialization Expenses”). Within * days after the end of each calendar quarter, the Parties shall -make payments to one another so that * the Operating Profits or Operating Losses, as applicable, for such calendar quarter for each Collaboration Product.
          4.1.2 Research and Development Expenses. Except as otherwise provided in this Agreement, * the cost and expense of all Authorized R&D Expenses (as defined below) incurred by or on behalf of the Parties in connection with their activities other than the Avalon Research Activities and the Medarex Research Activities. Within * after the end of *, each Party shall furnish the Steering Committee with a statement (a) detailing the costs and expenses actually incurred in connection with the research and development activities (including phase IV studies and any other post-Regulatory Approval research and development activities) performed by or on behalf of such Party during such calendar quarter, * (the “Authorized R&D Expenses”) and (b) comparing such expenses to date with the projections set forth in the Project Budget. Within * days after the end of each calendar quarter, Medarex and Avalon shall make payments to one another so that * for such calendar quarter. For the avoidance of doubt, neither Party shall be reimbursed for any of its internal costs of Production Process Development for clinical or commercial (but not preclinical) supplies of Collaboration Products unless such costs are expressly agreed to by’ the Parties in a project Budget or incurred under a separate agreement, entered into pursuant to Section 1.2.8 or 1.6.
     Section 4.2 Payment Method. All amounts due by one Party hereunder shall be paid in U.S. dollars by wire transfer in immediately available funds to an account designated by the receiving Party. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement shall bear interest at a rate equal to *, calculated on the number of days such payment is delinquent, *.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     Section 4.3 Currency; Foreign Payments. If any currency conversion shall be required in connection with any payment hereunder, such conversion shall be made by using the arithmetic mean of the exchange rates for the purchase of U S. dollars as published in The Wall Street Journal, Eastern Edition, on the last business day of each month in the calendar quarter to which such payments relate. If at any time legal restrictions prevent the prompt remittance of any Operating Profits with respect to Net Sales in any jurisdiction, the applicable Party may notify the other and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of the receiving Party or its designee, and such Party shall have no further obligations under this Agreement with respect thereto.
     Section 4.4 Taxes. A Party may deduct from any amounts it is required to pay pursuant to this Agreement an amount equal to that withheld for or due on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction other than the United States (“Withholding Taxes”). At the receiving Party’s request, the paying Party shall provide the receiving Party a certificate evidencing payment of any Withholding Taxes hereunder and shall reasonably assist the receiving Party, at the receiving Party’s expense, to obtain the benefit of any applicable tax treaty.
Section 4.5 Records Retention; Audit.
          4.5.1 Record Retention. Each Party shall maintain (and shall ensure that its Affiliates and sublicensees shall maintain) complete and accurate books, records and accounts that fairly reflect their respective (a) Authorized R&D Expenses, Authorized Commercialization Expenses, Other Operating (Income)/Expenses, any costs and expenses reimbursable under Article 7, and any other costs and expenses reimbursable or otherwise shared by the Parties hereunder (collectively, the “Collaboration Expenses”), and (b) Net Sales of Collaboration Products and operating Profits and Operating Losses with respect to Collaboration Products, in each case in sufficient detail to confirm the accuracy of any payments required hereunder and in accordance with GAAP, which books, records and accounts shall be retained by such Party until *.
          4.5.2 Audit. Each Party shall have the right to have an independent certified public accounting arm of nationally recognized standing, reasonably acceptable to the audited Party, to have access during normal business hours, and upon reasonable prior written notice, to such of the records of the other Party (and its Affiliates and sublicensees) as may be reasonably necessary to verify the accuracy of such Collaboration Expenses, Net Sales, or Operating Profits or operating Losses, as applicable, for any * ending not more than * prior to the date of such request; provided, however, that neither Party shall have the right to conduct more than * such audit in any *. The accounting firm shall disclose to each Party whether such Collaboration Expenses, Net Sales, or Operating Profits or Operating Losses, as applicable, are correct or incorrect and the specific details concerning any discrepancies, No other information shall be provided to the requesting party. *. The results of such accounting firm shall be final, absent manifest error.
          4.5.3 Payment of Additional Amounts. If, based on, the results of such audit, additional payments are owed by a Party under this Agreement, such Party shall make such

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

additional payments, *, within * after the date on which such accounting firm’s written report is delivered to such Party.
          4.5.4 Confidentiality. The auditing Party shall treat all information subject to review under this section 4.5 in accordance with the confidentiality ‘Provisions of Article 6 and shall cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to maintain all such financial information in confidence pursuant to such confidentiality agreement.
ARTICLE 5 -
UNILATERAL AND THIRD PARTY DEVELOPMENT AND
COMMERCIALIZATION
     Section 5.1 Unilateral Development and Commercialization.
          5.1.1 Opting-Out by a Party. Each Party (i.e., Medarex, on the one hand, and Avalon, on the other hand) (the “Opting-Out Party”) shall have the right, on * written notice to the other (an “Opt-Out Notice”), to elect not to proceed with the research, development and commercialization (“Opt-Out”) of all Collaboration Products with respect to a given Collaboration Target at any time, provided that such Party shall be responsible for all budgeted costs and expenses associated with the research and development activities with respect to such Collaboration Product(s) that such Party has committed to in the applicable Project Budget as necessary to complete that phase of research and development (e.g., toxicology studies in support of an IND or phase I, phase II or phase III studies) that was under way when such Party Opted-Out. By way of clarification, if a Party Opts-Out of a Collaboration Product with respect to a collaboration Target, such Party will be deemed to have Opted-Out with respect to all Antibody Products with respect to the same Collaboration Target.
          5.1.2 Rights and Obligations of Parties with Respect To Unilateral Products.
               (a) Unilateral Development and Commercialization. Upon receipt by a Party of an Opt-Out Notice, the receiving Party shall have the right, on written notice to the Opting-Out Party within * following receipt of the Opt-Out notice (an “Election Notice”), to proceed unilaterally with the research, development and commercialization of all Collaboration Antibodies and Collaboration Products to the applicable Collaboration Target (each such antibody and product, a “Unilateral Product”) pursuant to the separate agreement with the Opting-Out Party attached hereto as Appendix D-1 or Appendix D-2, as applicable (each, a “Unilateral Development and Commercialization Agreement”). Upon receipt by Avalon of an Election Notice from Medarex with respect to a Collaboration Target, the Unilateral Development and Commercialization Agreement set forth in Appendix D-1 shall be automatically amended to include such Collaboration Target and any Antibody Products with respect thereto. Upon receipt by Medarex of an Election Notice from Avalon with respect to a Collaboration Target, the Unilateral Development and Commercialization Agreement set forth in Appendix D-2 shall be automatically amended to include such Collaboration Target and any Antibody Products with respect thereto. Upon such amendment of a Unilateral Development and Commercialization

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Agreement pursuant to this Section 5.1.2, the applicable Antigen shall cease to be a Collaboration Target and Appendix C shall be amended accordingly, all Antibodies and all Antibody Products with respect to such former Collaboration Target shall cease to be Collaboration Antibodies or Collaboration Products, as applicable, and any licenses granted pursuant to Article 3, with respect to such Antigen and any Antibodies and Antibody Products with respect thereto, shall terminate. The Parties shall work together to ensure a smooth and orderly transition of the Unilateral Products to the non-Opting-Out Party, including the assignment of any contracts with respect to the Exploitation of such Unilateral Products to the non-Opting-Out Party, and the assumption by the non-Opting-Out Party of any obligations thereunder. Except for the obligations provided for in Section 5.1.1, the Opting-Out Party shall have (x) no further financial obligation to support or otherwise fund any additional efforts in respect of such Unilateral Products, and (y) no obligation, responsibility, or authority regarding such additional efforts in respect of such Unilateral Products. In the event that neither Party elects to proceed with the research, development or commercialization of any Collaboration Product with respect to a Collaboration Target, the rights and obligations of the Parties with respect to such Collaboration Target shall be governed by Sections 5.2 and 5.3.
               (b) Opt-Out of Unilateral Products. If, at any time, the non-Opting Out Party elects to Opt-Out of all Unilateral Products with respect to a Unilateral Target (as defined in the applicable Unilateral Development and Commercialization Agreement) pursuant to such Unilateral Development and Commercialization Agreement and the other Party does not elect to proceed unilaterally with the research, development and commercialization of such Unilateral Products, such Unilateral Target shall become a Collaboration Target and all such Unilateral Products shall become Dormant Products pursuant to Section 5.3 and the non-Opting Out Party shall, without any additional consideration, assign * of its right, title and interest in and to any product Trademark and all Regulatory Documentation with respect to such Unilateral Products, including any Regulatory Approvals and applications therefor (but excluding any Regulatory Documentation comprising Production Process Technology, including any drug master file), to the other Party. In the event the Parties elect to proceed jointly with the research, development and commercialization of such Dormant Product as a Collaboration Product pursuant to Section 5.3 or to sublicense such Dormant Product to a Third Party pursuant to Section 5 (whereupon such Dormant Product shall become a Collaboration Product), all milestone payments that were paid by the non-Opting-Out Party to the Opting-Out Party with respect to such Dormant Product under the applicable Unilateral Development and Commercialization Agreement shall be refunded by the Opting-Out Party and the Opting-Out Party shall reimburse the non-Opting-Out Party for * of its Unilateral Expenses (as defined in the applicable Unilateral Development and Commercialization Agreement) in connection with the Exploitation of such Dormant Product under the applicable Unilateral Development and Commercialization Agreement.
     Section 5.2 Third-Party Development and Commercialization of Collaboration Products. If both Parties do not elect to proceed with the development and commercialization of a Collaboration Product in one or more countries in the Territory, the Parties shall have the right, at any time, to license rights to such Collaboration Product to Third Parties in one or more such countries on such terms and conditions as the Parties may mutually agree; provided that (a) any such sublicense with respect to the Medarex Technology shall be governed by the procedures set

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

forth in Sections 3.3.5 and 3.4 and any such sublicense with respect to any other Technology of a Party shall be governed by the procedures set forth in Section 3.4; and (b) if there is any dispute between the Parties as to whether or not to grant such a license, no such license shall be granted and such dispute shall not be subject to litigation or any other Third Party dispute resolution mechanism.
     Section 5.3 Dormant Products. If both Parties do not elect to proceed with the development and commercialization of a particular Collaboration Product with respect to a Collaboration Target, and the Parties have not licensed rights to such Collaboration Product to a Third Party pursuant to Section 5.2 that would be inconsistent therewith, (each such Collaboration Product with respect to a Collaboration Target may also be referred to as a “Dormant Product”) either Party shall have the right at any time, subject to Section 3.3, to bring such Dormant Product to the Steering Committee to discuss whether to initiate or reinitiate the research, development or commercialization of such Dormant Product. The initiating Party shall specify the reasons for proposing to initiate or reinitiate such research, development or commercialization. If, within thirty (30) days after the receipt of such notice, the other Party fails to notify the interested Party in writing that it wishes to participate in the research, development or commercialization of such Dormant Product, then the interested Party shall have the fight to pursue research, development or commercialization of such Dormant Product as a Unilateral Product pursuant to Section 5.1, provided that no Collaboration Product or Unilateral Product with respect to the same Collaboration Target or Unilateral Target as such Dormant Product is being Exploited under this Agreement or by the other Party under a Unilateral Development and Commercialization Agreement.
ARTICLE 6 -
CONFIDENTIALITY
     Section 6.1 Definition. “Confidential Information” of a Party shall mean all information and know-how and any tangible embodiments thereof provided by or on behalf of such Party to the other Party either in connection with the discussions and negotiations pertaining to, or in the course of performing, this Agreement or the Unilateral Development and Commercialization Agreements, including the terms of this Agreement and the Unilateral Development and Commercialization Agreements; data; knowledge; practices; processes; ideas; research plans; engineering designs and drawings; research data; manufacturing processes and techniques; scientific, manufacturing, marketing and business plans; and financial and personnel matters relating to the disclosing Party or to its present or future products, sales, suppliers, customers, employees, investors or business. For purposes of this Agreement, notwithstanding the Party that disclosed such information or know-how, all Avalon Know-How and all information or know-how with respect thereto, shall be Confidential Information of Avalon and all Medarex know-how, including all Mice-Related Know-How, and all information and know-how with respect thereto, shall be Confidential Information of Medarex. For the avoidance of doubt, Avalon shall be the receiving Party with respect to the Mice-Related Technology irrespective of the Party that developed or disclosed such Technology. For purposes of this Agreement, subject to section 7.1.5, Collaboration Technology, with respect to confidentiality and non-use obligations of Medarex, shall be Confidential Information of Avalon, and Medarex shall be the receiving Party, and, with respect to confidentiality and non-use obligations of Avalon, shall be Confidential Information of Medarex, and Avalon shall be the receiving Party,

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

and, with respect to confidentially and non-use obligations of Avalon, shall be Confidential Information of Medarex, and Avalon shall be the receiving Party.
     Section 6.2 Exclusions. Notwithstanding the foregoing, information or know-how of a Party shall not be deemed Confidential Information with respect to a receiving Party for purposes of this Agreement, if such information or know-how:
               (a) was already known to the receiving Party or its Affiliates, other than under an obligation of confidentiality or non-use, at the time of disclosure to such receiving Party;
               (b) was generally available or known to parties reasonably skilled in the field to which such information or know-how pertains, or was otherwise part of the public domain, at the time of its disclosure to such receiving Party;
               (c) became generally available or known to parties reasonably skilled in the field to which such information or know-how pertains, or otherwise became part of the public domain, after its disclosure to such receiving Party through no fault of a Party other than the party that Controls such information and know-how;
               (d) was disclosed to such receiving Party or its Affiliates, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the Party that Controls such information and know-how not to disclose such information or know-how to others; or
               (e) was independently discovered or developed by such receiving Party or its Affiliates, as evidenced by their written records, without the use of Confidential Information belonging to the Party that Controls such information and know-how, except with respect to the Mice-Related Know-How, which shall be and remain Confidential Information of Medarex.
Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of a Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of such Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of a Party merely because individual elements of such Confidential Information are in the public domain or in the possession of such Party unless the combination and its principles are in the public domain or in the possession of such Party.
     Section 6.3 Disclosure and Use Restriction. Except as expressly provided herein, the Parties agree that, for the Term and for * thereafter, each Party and its Affiliates and sublicensees shall keep completely confidential and shall not publish or otherwise disclose and shill not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information of the other Party, its Affiliates or sublicensees.
     Section 6.4 Authorized Disclosure. Each Party may disclose Confidential Information of the other Party to the extent that such disclosure is:

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          6.4.1 Required by Governmental Order. Made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental or regulatory body of competent jurisdiction; provided, however, that such Party shall first have given notice to such other Party and given such other Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided further that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order;
          6.4.2 Required by Law. Otherwise required by law; provided, however, that the disclosing Party shall (a) provide the other Party with reasonable advance notice of and an opportunity to comment on any such required disclosure, (b) if requested by such other Party, seek confidential treatment with respect to any such disclosure to the extent available, and (c) use good faith efforts to incorporate the comments of such other Party in any such disclosure or request for confidential treatment;
          6.4.3 Required by Regulatory Authority. Made by such Party to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information.
          6.4.4 Required by Agreement. Made by such Party, in connection with the performance of this Agreement to Affiliates, permitted sublicensees, research parties, employees, consultants, representatives or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Article 6; or
          6.4.5 Required by Certain Third Parties. Made by such Party to existing or potential acquirers or meager candidates; existing or potential pharmaceutical collaborators (to the extent contemplated hereunder); investment bankers; existing or potential investors, venture capital films or other financial institutions or investors for purposes of obtaining financing; or Affiliates, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Article 6. Notwithstanding this Section 6.4.5, Avalon shall not disclose any item of Medarex’s Confidential Information to any existing or potential acquirer, merger partner or collaborator that is substantially involved in the Exploitation of Antibodies or Antibody Products without first providing Medarex with reasonable advance written notice of each such disclosure.
     Section 6.5 Use of Name. Each Party may use the name, insignia, symbol, trademark, trade name or logotype of the other Party only (a) in connection with announcements and other permitted disclosures relating to this Agreement and the activities contemplated hereby, (b) as required by Applicable Law, and (c) otherwise as agreed in writing by such other Party.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     Section 6.6 Press Releases. Press releases or other similar public communication by either Party relating to this Agreement, shall be approved in advance by the other Party, which approval shall tot be unreasonably withheld or delayed, except for those communications required by Applicable Law (which shall be provided to the other Party as soon as practicable after the release or communication thereof), disclosures of information for which consent has previously been obtained, and information of a similar nature to that which has been previously disclosed publicly with respect to this Agreement, each of which shall not require advance approval.
     Section 6.7 Publications. The parties acknowledge that scientific lead-time is a key element of the value of the research and development activities under the Collaboration and further agree that scientific publications must be strictly monitored to prevent any adverse effect from premature publication of results of the research or development activities hereunder. At least * prior to submission of any material related to the research or development activities hereunder for publication or presentation, the submitting Party shall provide to the other Party a draft of such material for its review and comment. The receiving party shall provide any comments to the submitting party within * of receipt of such materials. No publication or presentation with respect to the research or development activities hereunder shall be made unless and until the other Party’s comments on the proposed publication or presentation have been addressed and changes have been agreed upon and any information determined by the other Party to be Confidential Information has been removed. If requested in writing by the other party, the submitting Party shall withhold material from submission for publication or presentation for an additional * to allow for the filing of a patent application or the taking of such measures to establish and preserve proprietary rights in the information in the material being submitted for publication or presentation.
ARTICLE 7 -
INTELLECTUAL PROPERTY
     Section 7.1 Intellectual Property Ownership.
          7.1.1 Ownership of Medarex Technology. Subject to the license grants to Avalon under Article 3, as between the Parties, Medarex shall own and retain all right, title and interest in and to any and all: (a) Information and Inventions that are conceived, discovered, developed or otherwise made, by or on behalf of Medarex (or its Affiliates or its licensees or sublicensees (other than Avalon and its Affiliates)), whether or not patented or patentable, and any and all Patent and other intellectual property rights with respect thereto, except to the extent that any such Information and Inventions, or any Patent or other intellectual property rights with respect thereto, are Collaboration Technology; (b) other Information and inventions, and Patent and other intellectual property rights that are Controlled (other than pursuant to the license grants set forth in Article 3) by Medarex, its Affiliates or its licensees or sublicensees (other than Avalon and its Affiliates); and (c) other Medarex Technology.
          7.1.2 Ownership of Avalon Technology. Subject to Section 7.1.3 and, the license grants to Medarex under Article 3, as between the Parties, Avalon shall own and retain all right, title and interest in and to any and all: (a) Information and Inventions that are conceived, discovered, developed or otherwise made, by or on behalf of Avalon (or its Affiliates or its

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          licensees or sublicensees (other than Medarex and its Affiliates)), whether or not patented or patentable, and any and all Patent and other intellectual property tights with respect thereto, except to the extent that any such Information and Inventions, or any Patent or other intellectual property rights with respect thereto, are Collaboration Technology or Mice Materials or Mice-Related Technology, (b) other Information and Inventions, and Patent and other intellectual property rights that are Controlled (other than pursuant to the license grants set forth in Article 3) by Avalon, its Affiliates or its licensees or sublicensees (other than Medarex and its Affiliates); and (c) other Avalon Technology.
          7.1.3 Ownership of Mice-Related Technology. Subject to the license grants to Avalon under Article 3, as between the Parties, Medarex shall own and retain all right, title and interest in and to all Mice Materials and Mice-Related Technology, including any and all Information and Inventions with respect to the Mice Materials or the Mice-Related Technology (including any Improvements thereto) that, as a result of the use of HuMab Mice provided by Medarex to Avalon under this Agreement, are conceived, discovered, developed or otherwise made, by or on behalf of Avalon, its Affiliates or its licensees or sublicensees (other than Medarex and its Affiliates), whether or not patented or patentable, and any and all Patent and other intellectual property rights with respect thereto. Avalon acknowledges and agrees that (a) the licenses granted to it pursuant to Article 3 permit Avalon to use Mice Materials and Mice-Related Technology solely for the Exploitation of Collaboration Products as provided in this Agreement, (b) Avalon has no right to use the HuMAb Mice or to discover, develop or otherwise make Improvements with respect to Mice Materials and Mice-Related Technology under such grants, and (c) neither it, nor any of its Affiliates, licensees or sublicensees, will engage, directly or indirectly, in activities deigned to, or otherwise undertake or attempt, either on behalf of itself or another, to discover, develop or make any Information and Inventions that relate to the Mice Materials or the Mice-Related Technology by use of HuMab Mice provided by Medarex to Avalon under this Agreement. Accordingly, Avalon shall promptly disclose to Medarex in writing, the conception or reduction to practice, or the discovery, development or making of any such Information and Inventions that relate to the Mice Material or Mice-Related Technology that results from use of HuMab Mice provided by Medarex to Avalon under this Agreement and shall, and does hereby, assign, and shall cause its Affiliates, licensees and sublicensees to so assign, to Medarex, without additional compensation, all of their respective rights, titles and interests in and to any such Information and Inventions.
          7.1.4 Ownership of Production Process Technology. Each Party shall own and retain all right, title and interest in and to such Party’s Production Process Technology, including any and all Information and Inventions with respect to such Production Process Technology (including any Improvements thereto) that are conceived, discovered, developed or otherwise made, by or on behalf of such Party, its Affiliates or, to the extent permitted, its sublicensees, whether or not patented or patentable, and any and all Patent and other intellectual property rights with respect thereto. Except as the Parties may otherwise expressly agree, including by separate written agreement pursuant to Section 1.2.8 or Section 1.6, neither Party shall have any rights, express or implied, under this Agreement with respect to any Production Process Technology of the other Party and nothing in this Agreement intended to or shall be

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

interpreted as granting a Party any license to such Production Process Technology, whether subordinate or dominant to any other Technology.
          7.1.5 Ownership of Collaboration Technology. Subject to Sections 7.1.3 and 7.1.4 and the license grants under Article 3, the Parties shall each own an equal, undivided interest in any Collaboration Technology; provided, however, that, except as otherwise expressly provided in this Agreement or the Unilateral Development and Commercialization Agreements, neither a Party nor any of its Affiliates, licensees or sublicensees shall, directly or indirectly, Exploit any Collaboration Technology, or any intellectual property rights with respect thereto, without the written consent of the other Party, not to be unreasonably withheld or delayed, except that each Party shall have the right to Exploit such Collaboration Technology for research and discovery purposes (as opposed to the development, commercialization or other Exploitation of products or technology resulting therefrom), and to license others to do so, without the consent of the other Party; provided, however, that, except as expressly provided in the Unilateral Development and Commercialization Agreements attached hereto, neither Party shall have the right to use or otherwise Exploit outside the Collaboration any Collaboration Antibodies, Collaboration Products or other Mice Materials produced under this Agreement. Each Party shall promptly disclose to the other Party in writing, and shall cause its Affiliates, licensees and sublicensees to so disclose, the development, making, conception or reduction to practice of any Collaboration Technology, and shall, and does hereby, assign, and shall cause its Affiliates, licensees and, unless otherwise agreed by the Parties, sublicensees to so assign, to the other Party, without additional compensation, such right, title and interest in and to any collaboration Technology as well as any intellectual property rights with respect thereto, as is necessary to fully effect the joint ownership provided for in the foregoing sentence.
          7.1.6 Ownership of Product Trademarks. Subject to the license grants in Article 3, the Parties shall each own an equal, undivided interest in each Product Trademark with respect to a Collaboration Product. In the event that a Party Opts-Out with respect to a Collaboration Product, it shall, without any additional consideration, assign all of its right, title and interest in and to any Product Trademark with respect to such collaboration Product or Unilateral Product to the non-Opting-Out Party; provided, however, that each Party shall retain all of its right, title and interest in and to any Product Trademarks with respect to Dormant Products.
          7.1.7 Ownership of Regulatory Documentation.
               (a) Subject to the license grants in Article 3, each Regulatory Approval with respect to a Collaboration Product shall be owned by one of the Parties, with such ownership being determined by the Steering Committee based on the activities of the Parties with respect to such Collaboration Product. The Steering Committee shall make such determination on a county-by-country basis, based on which Party will be better able to obtain and maintain such Regulatory Approval and satisfy its regulatory obligations with respect to such ownership in such country, including, for example, to promptly respond to queries of, and file reports with, the applicable Regulatory Authority with respect to such Regulatory Approval in such country. Factors to be considered in making such determination shall include whether a Party is performing activities that would give rise to reporting obligations under such Regulatory Approval (e.g.,

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

clinical studies under an IND or marketing under a BLA), whether a Party performed activities that support such Regulatory Approval (e.g., pre-clinical studies with respect to an IND or clinical studies with respect to a BLA), whether a Party has particular experience with Antibody Products or the indication in question, whether a Party has experience with the Regulatory Authorities in a country, particularly with respect to the activities involved, and whether a party has appropriate regulatory personnel in a country. Notwithstanding the Party that owns a Regulatory Approval, the Parties shall cooperate in satisfying their obligations under such Regulatory Approval, including by promptly exchanging information, such as adverse event data, so as to enable the owner to make reports to, and respond to requests of, the Regulatory Authorities and perform its other obligations under such Regulatory Approval.
               (b) Subject to the license grants in Article 3, each Party shall, to the extent permitted by law, have an equal, undivided interest in all other Regulatory Documentation. Subject to the foregoing sentence, each Party shall promptly (i) disclose to the other Party in writing, and shall cause its Affiliates, licensees and sublicensees to so disclose, such other Regulatory Documentation, and (ii) assign, or cause its Affiliates, licensees or sublicensees to assign, to the other party, without additional compensation, such right, title and interest in and in such other Regulatory Documentation as is necessary to fully effect the joint ownership provided for in the foregoing sentence. Each non-Opting-Out Party shall have the right to own all right, title and interest in and to all Regulatory Approvals with respect to its Unilateral Products. In the event that a Party Opts-Out with respect to a Collaboration Product, it shall assign all of its right, title and interest in and to all Regulatory Documentation with respect to such Collaboration Product, including any Regulatory Approvals and applications therefor, to the non-Opting Out Party (or its designee); provided, however, that each Party shall retain any of its right, title and interest in and to any Regulatory Documentation with respect to a Dormant Product.
               (c) Notwithstanding the ownership of any regulatory Approval or any other Regulatory Documentation, neither a Party nor any of its Affiliates, licensees or sublicensees shall, directly or indirectly, transfer or use any regulatory Documentation without the written consent of the other Party, not to be unreasonably withheld OT delayed; provided, however, that each Party shall have the right to use and reference any of the Regulatory Documentation in connection with the Exploitation of Collaboration Products as provided in this Agreement or Unilateral Products as provided in any Unilateral Development and Commercialization Agreement. Notwithstanding the foregoing, any regulatory Documentation containing Production Process Know-How of a Party shall be and remain the sole and exclusive property of such Party and such Party shall have the right to submit any such Production Process Know-How directly to the Regulatory Authorities using a drug master file, or any foreign equivalent that is designed to protect such Party’s Confidential Information, which filing shall be and remain the sole and exclusive property of such Party.
               7.1.8 United States, Law. The determination of whether Information and Inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with applicable United States law.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     Section 7.2 Prosecution of Patents and Trademarks.
          7.2.1 Medarex Rights. As between the Parties, Medarex shall, subject to Section 7.2.5, have the sole right, at its cost and expense, to obtain, prosecute and maintain throughout the world the Medarex Patents, including the Mice-Related Patents and its Production Process Patents.
          7.2.2 Avalon Rights. As between the Parties, Avalon shall, subject to Section 7.2.5, have the sole right, at its cost and expense, to obtain, prosecute and maintain throughout the world the Avalon Patents, including its Production Process Patents.
          7.2.3 Collaboration Technology and Product Trademarks.
               (a) Filings of Patents. The Steering Committee shall formulate a strategy for the filing, prosecution and maintenance of Collaboration Patents. Subject to Section 7.2.6, the Parties shall, and shall cause their respective Affiliates, licensees and sublicensees, as applicable, to, cooperate with one another with respect to the filing, prosecution and maintenance of all Collaboration Patents, including by selecting outside counsel, reasonably acceptable to the parties, to handle such filing, prosecution and maintenance. The Steering Committee shall establish a process under which each Party shall have a reasonable opportunity to review and comment upon drafts of each new application for a Collaboration Patent and all substantive correspondence to or from any patent authority with respect thereto, prior to the filing of such application or correspondence. The Parties shall share equally in the expenses associated with the filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of all Collaboration Patents.
               (b) Filings of Product Trademarks. The Steering Committee, with respect to a Collaboration Product, shall supervise and direct the filing, prosecution and maintenance of the registrations of the Product Trademarks for such Collaboration Product. The Steering Committee shall provide each party with (i) drafts of any new application to register a Product Trademark prior to filing that application, allowing adequate time for review and comment by the Parties if possible; provided, however, the Steering Committee shall not be obligated to delay the filing of any application; and (ii) copies of all correspondence from any and all Trademark offices concerning Product Trademark registrations and an opportunity to comment on any proposed responses, voluntary amendments and submissions of any kind to be made to any and all such Trademark offices. Subject to Section 7.2.6, the Parties shall share equally in the expenses associated with the filing, prosecution and maintenance of such Product Trademark registrations.
          7.2.4 Cooperation. Each party shall., and shall cause its Affiliates, licensees and sublicensees, as applicable, to, cooperate fully in the preparation, filing, prosecution, and maintenance of the Product Trademarks and, if requested by the other Party, such other Party’s Patents, provided that such other party shall reimburse the cooperating Party for its reasonable out-of-pocket expenses incurred in connection with such requested cooperation. Such cooperation includes (a) promptly executing all papers and instruments and requiring employees to execute such papers and instruments as reasonable and appropriate so as to enable such other Party or the

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Steering Committee, as applicable, to file, prosecute, and maintain its Patents in any country; and (b) promptly informing such other Party of matters that may affect the preparation, filing, prosecution, or maintenance of any such Patents.
          7.2.5 Patent Filings. Avalon covenants not to, and to cause its Affiliates, licensees and sublicensees, as applicable, not to, file any patent application disclosing or claiming any Information and Inventions comprising any Medarex Technology or the Exploitation thereof, without Medarex’s prior written consent, which consent shall not be unreasonably withheld or delayed. Medarex covenants not to, and to cause its Affiliates, licensees and sublicensees, as applicable, not to, file any patent application disclosing or claiming any Information and Inventions comprising any Avalon Technology or the Exploitation thereof, without Avalon’s prior written consent, which consent shall not be unreasonably withheld or delayed.
          7.2.6 Election Not to Prosecute. If a Party elects not (a) to pursue the filing, prosecution or maintenance of a Collaboration Patent in a particular country, (b) to pursue the registration, prosecution or maintenance of a Product Trademark in a particular country, or (c) to take any other action with respect to Collaboration Technology or a Product Trademark in a particular country that is necessary or reasonably useful to establish or preserve rights thereto, then in each such case such Party shall so notify the other Party promptly in writing and in good time to enable such other Party to meet any deadlines by which an action must be taken to establish or preserve any such rights in such Collaboration Technology or Product Trademark, as applicable, in such country. Upon receipt of each such notice by such other Party or if, at any time, such Party fails to initiate any such action within * after a request by such other Party that it do so (or thereafter diligently pursue such action), such other Party shall have the right, but not the obligation, to pursue the filing or registration, or support the continued prosecution or maintenance, of such Patent or Product Trademark, as applicable, at its expense in such country. If such other Party elects to pursue such filing or registration, as the case may be, or continue such support, then such other Party shall notify such Party of such election and such Party shall, and shall cause its Affiliates, licensees and sublicensees, as applicable, to, (x) reasonably cooperate with such other Party in this regard, and (y) subject to Article 3, promptly release or assign to such other Party, without compensation, all right, title and interest in and to such Collaboration Patent or Product, Trademark, as applicable, in such country.
     Section 7.3 Enforcement ,of Patents and Trademarks.
          7.3.1 Rights and Procedures. If Medarex or Avalon determines that any Technology or Product Trademark is being infringed by a Third Party’s activities and that such infringement could affect the exercise by the Parties of their respective rights and obligations under this Agreement, it shall promptly notify the other Party in writing and provide such other Party with any evidence of such infringement that is reasonably available. Promptly after the receipt of such written notice, the Parties shall meet and discuss in good faith the removal of such infringement. The pursuing Party shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any steps taken to remove such infringement.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

               (a) Collaboration Technology and Product Trademarks. With respect to Collaboration Technology and Product Trademarks, the Steering Committee shall have the first right to remove such infringement *, including the filing of an infringement suit or taking other similar action. * In the event the Steering Committee fails to * to remove any infringement of any such Collaboration Technology or Product Trademark within * following notice of such infringement, or earlier notifies the Parties in writing of its intent not to take such steps, and (i) such failure to act is due to the refusal of one Party’s representatives on the Steering Committee to authorize action over the objection of the other Party’s representatives, then the Party whose representatives wish to proceed shall have the right to do so at its expense, or (ii) such failure to act is due to any reason other than as set forth in clause (i) above, then either Party shall have the right to proceed at its expense; provided, however, that if the Steering Committee has commenced negotiations with an alleged infringer for discontinuance of such infringement within such * period, the Steering Committee shall have an additional * to conclude its negotiations before a Party unilaterally may bring suit for such infringement.
               (b) Other Technology. With respect to Technology of a Party that is not Collaboration Technology, the owner of such Technology shall have the sole right, but not the obligation, to remove such infringement; provided, however, that if the other Party agrees in writing to the removal of such infringement, the other Party shall reimburse the owner of such Technology for * incurred by such owner with respect to the removal of any such infringement.
          7.3.2 Cooperation. The Party not enforcing the applicable Technology or Product Trademark shall provide seasonable assistance to the other Party, including providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow the enforcing Party to maintain the action.
          7.3.3 Recovery. Any amounts recovered by a Party in an enforcement pursuant to Section 7.3.1, whether by settlement or judgment, shall be used to reimburse the Parties for their reasonable costs and expenses in making such recovery (which amount shall be allocated pro rata if insufficient to cover the totality of such expenses), with any remainder being retained by the Party that has exercised its right to bring the enforcement action unless such enforcement action was jointly funded by the Parties pursuant to Section 7.3.1, in which case such remainder shall be shared by the Parties, to the extent that such enforcement was jointly funded.
     Section 7.4 Potential Third-Party Rights.
          7.4.1 Third-Party Licenses. If either Party becomes aware of any Patents issued to a Third Party, which may be necessary or useful to practice in exploiting a Collaboration Product, such Party shall discuss such matter with the other Party. The Parties, through the Steering Committee, shall determine in good faith whether to seek a license under such Patents for such Exploitation. Further, if (a) in the Collective Opinion of Counsel, a Party, or any of its Affiliates, licensees or permitted sublicensees, cannot Exploit a Collaboration Product in a country in the Territory without infringing one or more Patents that have issued to a Third Party in such country, or (b) as a result of any claim made against a Party, or any of its Affiliates, licensees

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

or permitted sublicensees, alleging that the Exploitation of a Collaboration Product infringes or misappropriates any Patent or any other intellectual property right of a Third Party in a country in the Territory, a judgment is entered by a court of competent jurisdiction from which no appeal is taken within the time permitted for appeal, such that a Party cannot Exploit such Collaboration Product in such country without infringing the Patent or other proprietary rights of such Third Party, then, in either case, the Parties shall * to obtain a license in the names of the Parties from such Third Party as necessary for the Exploitation of any Collaboration Products hereunder in such country; provided, however, that Medarex shall have the sole right to seek any such license with respect to Mice-Related Technology and shall * to obtain such a license in its own name from such Third Party in such country, under which Medarex shall, to the extent permissible under such license, grant a sublicense to Avalon as necessary for Avalon, and any of its Affiliates and permitted sublicensees, to Exploit the Collaboration Products as provided hereunder in such country. * of any royalty or other obligations under such licenses, except with respect to the Medarex Technology or the Avalon Technology, *. For purposes of this Section 7.4.1, “Collective Opinion of Counsel” shall mean the final joint opinion of patent counsel selected by Avalon and patent counsel selected by Medarex, after review of all data and information reasonably available at the time such opinion is rendered. If patent counsel for the Parties cannot agree on a final joint opinion within * after submission of the matter to such counsel, the patent counsel of the Parties shall agree on a third patent counsel who shall offer an independent opinion on the subject matter, which independent opinion shall be deemed the Collective Opinion of Counsel.
          7.4.2 Third-Party Litigation. In the event that a Third Party institutes a Patent, Trademark, or other infringement suit (including any suit claiming confusion, deception or dilution of a Trademark by a Product Trademark) against either Party or its respective Affiliates, licensees or permitted sublicensees during the Term, alleging that the Exploitation of the Collaboration Products in the Territory or any other activities hereunder, infringes one or more Patent, Trademark or other intellectual property rights held by such Third party (an “Infringement Suit”), the Parties shall cooperate with one another in defending such suit. The Parties, through the Steering Committee, shall jointly direct and control the defense of any Infringement Suit with respect to Collaboration Products or any other activity of the Parties under this Agreement. *
          7.4.3 Retained Rights. Nothing in this Section 7.4 shall prevent either Party, at its own expense, from obtaining any license or other rights from Third Parties it deems appropriate in order to permit the full and unhindered exercise of its rights under this Agreement.
     Section 7.5 Invalidity or Unenforceability Defenses or Actions.
          7.5.1 Defense or Counterclaims. In the event that a Third Party asserts, as a defense or as a counterclaim in any infringement action under Section 7.3.1, that any Technology, Collaboration Technology, Product Trademark, or Production Process Technology is invalid or unenforceable, then the Parties shall promptly meet to discuss the response to such defense or defense of such counterclaim or action (as applicable) and shall cooperate with one another in such response or defense. The Party or Parties that are the plaintiffs in the underlying suit or action against such Third Party shall have the initial right to respond to such defense or

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

defend against such counterclaim (as applicable), provided that such response or defense shall be conducted under the supervision, and at the direction, of the Steering Committee as provided in Section 7.3.1(a), and, to the extent that the other Party’s intellectual property rights are the subject of such invalidity or unenforceability defense or counterclaim, the Party plaintiff shall involve such other Party in all decisions as to such response or defense, and in any event such Party plaintiff shall not settle or otherwise compromise such defense or counterclaim in any way that adversely affects such other Party’s intellectual property rights or its interest therein without such other Party’s written consent, not to be unreasonably withheld or delayed.
          7.5.2 Declaratory Judgment Action. Similarly, if a Third Party asserts, in a declaratory judgment action or similar action or claim filed by such Third Party based upon actions or activities of a Party under this Agreement, that any Technology, Collaboration Technology, Product Trademark, or Production Process Technology is invalid or unenforceable, then the Parties shall promptly meet to discuss the defense of such action or claim and shall cooperate with one another in such defense. The Party that is the defendant in such claim, suit or action shall have the initial right to defend against same, provided that such defense shall be conducted under the supervision, and at the direction, of the Steering Committee, which shall establish a process under which each Party shall have a reasonable opportunity to participate in such defense, and provided further that to the extent that the other Party’s intellectual property rights are the subject of such invalidity or unenforceability claim, suit or action, the defending Party shall involve such other Party in all decisions as to such defense, and in any event such defending Party shall not settle or otherwise compromise such defense in any way that adversely affects such other Party’s intellectual property rights or its interest therein without such other Party’s written consent, not to be unreasonably withheld or delayed.
          7.5.3 Mice-Related Technology. Notwithstanding the foregoing, if the defense, counterclaim, suit or action alleges invalidity or unenforceability of Mice-Related Technology, Medarex shall have the sole right (except as Medarex may otherwise agree) to respond or defend against same, and may intervene to effect such defense or responses.
          7.5.4 Costs and Expenses. * the costs and expenses of any defenses under this Section 7.5 with respect to the Collaboration Technology. With respect to the Medarex Technology (including the Mice-Related Technology) or the Avalon Technology, Medarex and Avalon, respectively, shall be responsible for one-hundred percent (100%) of those * shall each bear fifty percent, (50%) of such costs and expenses.
     Section 7.6 Exchange of Know-How.
          7.6.1 Information Disclosure. Each Party shall, and shall cause its Affiliates, licensees and sublicensees, as applicable, to, without additional compensation and at such Party’s sole expense, disclose and make available to the other Party, in whatever form each such other Party may reasonably request, all Regulatory Documentation, all of its other Know-How, all Information and Inventions included in the Collaboration Technology and any other Information and Inventions relating, directly or indirectly, to the Exploitation of any Collaboration Products immediately after an Antigen becomes a Collaboration Target and

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

thereafter immediately upon the earlier of the conception or reduction to practice, discovery, development or making of each such Regulatory Documentation, Know-How, or other such Information and Inventions
          7.6.2 Cooperation. With respect to the research, development, commercialization or other Exploitation of the Collaboration Products, each Party, shall cooperate with any and all reasonable requests for assistance from the other Party, including by making its employees, consultants and other scientific staff available upon reasonable notice during normal business hours at their respective places of business to consult with such other Party, as applicable, on issues arising during such research, development, commercialization or Exploitation.
          7.6.3 Biological Materials. For purposes of facilitating the conduct of the research and development activities under this Agreement, Medarex and Avalon shall each provide to the other tissues, cells, cell lines, organisms, blood samples, genetic material, and other biological substances and materials, including the Mice Materials, the Collaboration Targets and other Antigens (collectively, “Biological Materials”) specified from time to time in this Agreement or the applicable Project Plan. Each Party agrees to provide all such Biological Materials to the other in accordance with this Agreement and the applicable Project Plan, and under the supervision of the Steering Committee. The Parties agree that: (a) all Biological Materials provided by one Party to the other Party and any Biological Material (including Collaboration Products and other Mice Materials) produced against or with, or derived from, such Biological Materials shall be used solely for the research and development activities as provided in the Project Plan, and in material compliance with all Applicable Law; (b) all such Biological Materials shall be provided without any warranties, express or implied; (c) the Party providing such Biological Materials shall obtain (or cause its Third Party collaborators to obtain or certify that they have obtained) all appropriate and required consents from the source of such Biological Materials; (d) Biological Materials provided by one Party to the other Party (other than Collaboration Products) shall not be made available by such other Party to any Third Party except as expressly provided (i) in the Project Plan or (ii) in the applicable Unilateral Development and Commercialization Agreement, unless the prior written consent of the Party providing such Biological Materials is first obtained; and (e) subject to the license grants in Article 3, all right, title and interest in and to the Mice Materials and the Mice-Related Technology shall be, and remain, vested in Medarex.
          7.6.4 Regulatory Records. With respect to the subject matter of this Agreement, each Party shall maintain, or cause to be maintained, records of its respective research, development, manufacturing and commercialization activities, including all Regulatory Documentation, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of such activities, and which shall be retained during the Term and for a period of five (5) years thereafter, or for such longer period as may be required by Applicable Law. Each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records, except (a) with respect to Medarex’s records, to the extent that such records contain proprietary information with respect to the Mice

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Materials and Mice-Related Technology, or (b) with respect to a Party’s records, to the extent that such records contain proprietary information with respect to its Production Process Technology.
     7.6.5 Production Process Technology. Notwithstanding anything to the contrary in this Section 7.6 or elsewhere in this Agreement, neither Party shall be obligated to disclose or provide any of its Production Process Technology, including Biological Materials with respect thereto, to the other Party or any Third Party except as may be required or permitted under a separate written agreement entered into by the Parties pursuant to Section 1.2.8 or Section 1.6.
ARTICLE 8 -
TERM AND TERMINATION
     Section 8.1 Term. The term of this Agreement (the “Term”) shall commence upon the Effective Date and shall continue in effect until the later of (a) the first anniversary of the completion of all of the activities in Section 1.2, or (b) such time as there is no longer any (i) Dormant Product with respect to which the Parties have rights pursuant to Section 5.3, or (ii) Collaboration Product being Exploited hereunder, whether pursuant to Section 1.7 or otherwise, or any Unilateral Product being Exploited under a Unilateral Development and Commercialization Agreement, unless this Agreement is terminated at an earlier date in accordance with the terms and conditions set forth in this Article 8.
     Section 8.2 Termination for Material Breach. Any material failure by a Party to comply with any of its material obligations contained herein shall entitle the Party not in default to give to the Party in default written notice specifying the nature of the default, requiring the defaulting Party to make good or otherwise cure such default, and stating its intention if such default is not cured to terminate or, at the option of the Party not in default, to convert a Collaboration Product to which the material breach applies to a Unilateral Product pursuant to Section 5.1. If such default is not cured within * after the receipt of such notice (or, if such default cannot be cured within such *, if the Party in default does not commence actions to cure such default within such period and thereafter diligently continue such actions or if such default is not otherwise cured within * after the receipt of such notice), except in the case of a payment default, as to which the defaulting Party shall have only a * cure period, the Party not in default shall be entitled, on written notice to the other Party, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies available to it by law or in equity, to (a) terminate this Agreement in its entirety, or (b) convert such Collaboration Product to a Unilateral Product pursuant to Section 5.1, whereupon the defaulting Party shall be deemed the Opting-Out Party with respect to such Unilateral Product for all purposes hereunder and the notice provided under this provision shall be deemed equivalent to an Election Notice as provided in Section 5.1.
     Section 8.3 Termination Upon Insolvency. Either Party may terminate this Agreement if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if such other Party proposes a written agreement of composition or extension of its

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

debts, or if such other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within * after the filing thereof, or if such other Party shall propose or be a party to any dissolution or liquidation, or if such other Party shall make an assignment for the benefit of its creditors.
     Section 8.4 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Medarex or Avalon are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the United States Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the United States Bankruptcy Code, the Party hereto that is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding continues to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.
     Section 8.5 Consequences of Expiration or Termination.
          8.5.1 Licenses. Upon expiration of the Term in accordance with Section 8.1 and payment of all amounts owed pursuant to Section 4.1, the licenses granted by Medarex to Avalon, and by Avalon to Medarex, hereunder shall become fully-paid up.
          8.5.2 Return of Information and Materials. Upon expiration of this Agreement pursuant to Section 8.1, or upon termination of this Agreement in its entirety by either Party pursuant to this Article 8, each Party, at the request of the other Party, shall return Biological Materials of such other Party and all data, files, records and other materials in its possession or control relating to such other Party’s Technology, or containing or comprising such other Party’s Information and Inventions or other Confidential Information (other than Collaboration Technology) and, in each case, to which the returning Party does not retain rights hereunder (except one copy of which (other than Biological Materials) may be retained solely for archival purposes).
     Section 8.6 Accrued Rights; Surviving Obligations.
          8.6.1 Accrued Rights. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          8.6.2 Survival. Articles 4 (with respect to obligations arising prior to expiration or termination), 6 and 9, and Sections 1.2.4 (with respect to obligations arising prior to the expiration or termination of this Agreement), 1.7, 3.3.3, 3.3.5, 3.4 (with respect only to the last sentence thereof), 3.5, 4.5, 7.1, 7.2, 7.6.3 (with respect only to the last sentence thereof), 7.6.4, 7.6.5, 8.5, 10.5, 11.5 and 11.6 and Appendices A and B of this Agreement and this Section 8.6 shall survive expiration or termination of this Agreement for any reason.
ARTICLE 9 -
INDEMNIFICATION AND INSURANCE
     Section 9.1 Indemnification of Medarex. Avalon shall indemnify Medarex, its Affiliates and their respective directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all Third-Party suits, investigations, claims or demands (collectively, “Third-Party Claims”) arising from or occurring as a result of (a) the negligence (except to the extent that such Loss is covered by one or more liability insurance policies of the indemnified person or entity) or willful misconduct on the part of Avalon or its Affiliates, licensees or sublicensees under this Agreement (other than Medarex and its Affiliates and any Third Parties to whom the Parties license rights with respect to a Collaboration Product pursuant to Section 5.2) in performing any activity contemplated by this Agreement, except for those Losses for which Medarex has an obligation to indemnify Avalon and its Affiliates pursuant to Section 9.2, as to which Losses each Party shall indemnify the other to the extent of their respective liability for the Losses.
     Section 9.2 Indemnification of Avalon. Medarex shall indemnify Avalon, its Affiliates and their respective directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third-Party Claims arising from or occurring as a result of the negligence (except to the extent that such Loss is covered by one or more liability insurance policies of the indemnified person or entity) or willful misconduct on the part of Medarex or its Affiliates, licensees or sublicensees under this Agreement (other than Avalon and its Affiliates and any Third Parties to whom the Parties license rights with respect to a Collaboration Product pursuant to Section 5.2) in performing any activity contemplated by this Agreement, except for those Losses for which Avalon has an obligation to indemnify Medarex and its Affiliates pursuant to Section 9.1, as to which Losses each party shall indemnify the other to the extent of their respective liability for the Losses.
     Section 9.3 Product Liability. Except as provided under Section 9.1 or Section 9.2, all Losses arising from or occurring as a result of any Third-Party Claim for product liability or personal injury that are not covered by one or mare insurance policies that were purchased jointly by the Parties shall *.
     Section 9.4 Indemnification Procedure.
          9.4.1 Notice of Claim. The indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such indemnified Party intends to base a request for indemnification

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

under Section 9.1 or Section 9.2, but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time). The indemnified Party shall furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses. All indemnification claims in respect of a Party, its Affiliates or their respective directors, officers, employees and agents (collectively, the “Indemnitees” and each an “Indemnitee”) shall be made solely by such Party to this Agreement (the “Indemnified Party”).
          9.4.2 Control of Defense. At its option, the indemnifying Party may assume the defense of any Third-Party Claim by giving written notice to the Indemnified Party within * after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third-Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify any Indemnitee in respect of the Third-Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against any Indemnitee’s claim for indemnification. Upon assuming the defense of a Third-Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third-Party Claim any legal counsel selected by the indemnifying Party. In the event the indemnifying Party assumes the defense of a Third-Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by any Indemnitee in connection with the Third-Party Claim. Should the indemnifying Party assume the defense of a Third-Party Claim, the indemnifying Party shall not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third-Party Claim. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless an Indemnitee from and against the Third-Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Losses incurred by the indemnifying Party in its defense of the Third-Party Claim with respect to such Indemnitee.
          9.4.3 Right to Participate in Defense. Without limiting Section 9.4.2, any Indemnitee shall be entitled to participate in, but not control, the defense of such Third-Party Claim and to engage counsel of its choice for such purpose; provided, however, that such engagement shall be at the Indemnitee’s own expense unless (a) the engagement thereof has been specifically authorized by the indemnifying Party in writing, or (b) the indemnifying Party has failed to assume the defense and engage counsel in accordance with Section 9.4.2 (in which case the Indemnified Party shall control the defense).
          9.4.4 Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third-Party Claim and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third-Party Claims, where the indemnifying Party has assumed the defense of

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

the Third-Party Claim in accordance with Section 9.4.2, the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed). The indemnifying Party shall not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third-Party Claim, no Indemnitee shall admit any liability with respect to, or settle, compromise or discharge, any Third-Party Claim without the prior written consent of the indemnifying Party.
          9.4.5 Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third-Party Claim, the Indemnified Party shall, and shall cause each other Indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third-Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.
          9.4.6 Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed * basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
     Section 9.5 Insurance. Each Party shall have and maintain such types and amounts of liability insurance as is normal and customary in the industry generally for parties similarly situated, and shall upon request provide the other Party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.
ARTICLE 10 -
REPRESENTATIONS, WARRANTIES AND COVENANTS
     Section 10.1 Representations, Warranties and Covenants. Each Party hereby represents, warrants and covenants to the other Party as of the Effective Date as follows:
          10.1.1 Corporate Authority. Such Party (a) has the power and authority and the legal right to enter into this Agreement and the Unilateral Development and Commercialization Agreements and to perform its obligations hereunder and thereunder, and (b) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the Unilateral Development and Commercialization Agreements and the

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

performance of its obligations hereunder and thereunder. This Agreement and the Unilateral Development and Commercialization Agreements have been duly executed and delivered on behalf of such Party and constitute legal, valid and binding obligations of such Party and are enforceable against it in accordance with their respective terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.
          10.1.2 Litigation. Such Party is not aware of any pending or threatened litigation (and has not received any communication) that alleges (i) that such Party’s activities related to this Agreement or the Unilateral Development and Commercialization Agreements have violated, or (ii) that by conducting the activities as contemplated herein or therein such Party would violate, any of the intellectual property rights of any other party.
          10.1.3 Consents, Approvals, etc. All necessary consents, approvals and authorizations of all Regulatory Authorities and other parties required to be obtained by such Party in connection with the execution and delivery of this Agreement and the Unilateral Development and Commercialization Agreements and the performance of its obligations hereunder and thereunder have been obtained.
          10.1.4 Conflicts. The execution and delivery of this Agreement and the Unilateral Development and Commercialization Agreements and the performance of such Party’s obligations hereunder and thereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of the articles of incorporation, bylaws or any similar instrument of such Party, as applicable, in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.
          10.1.5 Debarment. No such Party nor any of its Affiliates has been debarred or is subject to debarment and neither such Party nor any of its Affiliates will use in any capacity, in connection with the services to be performed under this Agreement or the Unilateral Development and Commercialization Agreements, any party who has been debarred pursuant to Section 306 of the Federal Food, Drug, and Cosmetic Act, as amended, or who is the subject of a conviction described in such section. Each Party will inform the other Party in writing immediately if it or any party who is performing services hereunder is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to such Party’s knowledge, is threatened, relating to the debarment or conviction of such Party or any party performing services hereunder or thereunder.
     Section 10.2 Additional Representations and Warranties of Medarex. Medarex represents and warrants to Avalon that Medarex is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement and the Unilateral Development and Commercialization Agreements.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     Section 10.3 Additional Representations, Warranties and Covenant of Avalon.
          10.3.1 Avalon represents and warrants to Medarex that Avalon is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement and the Unilateral Development and Commercialization Agreements. Avalon, as a sublicensee under the MRC Agreement, shall comply with all the terms and conditions of the MRC Agreement that are applicable to a sublicensee under such agreement.
          10.3.2 Avalon represents and warrants to Medarex that, except as set forth on Schedule 10.3.2, as of the Effective Date, neither Avalon nor its Affiliates has, directly or indirectly, expressly or by implication, by action or omission or otherwise (x) assigned, transferred, granted, conveyed or otherwise encumbered any right, title or interest in or to any Patent, know-how or other intellectual property rights owned by, licensed to or otherwise control-led by Avalon or its Affiliates with respect to the initial Collaboration Targets listed on Appendix C that is inconsistent with the rights granted to Medarex under this Agreement with respect to Collaboration Products, or (y) agreed to or is otherwise bound by any covenant not to sue for any infringement, misuse or otherwise with respect to the foregoing intellectual property rights that is inconsistent with the rights granted to Medarex under this Agreement with respect to Collaboration Products. Further, Avalon represents, warrants and covenants to Medarex that, except as disclosed to Medarex in writing pursuant to Section 1.2.2(a)(iv) with respect to an Antigen, as of the date such Antigen is designated a Collaboration Target, neither Avalon nor its Affiliates has, directly or indirectly, expressly or by implication, by action or omission or otherwise (a) assigned, transferred, granted, conveyed or otherwise encumbered any right, title or interest in or to any Patent, know-how or other intellectual property rights owned by, licensed to or otherwise controlled by Avalon or its Affiliates with respect to such Collaboration Target that is inconsistent with the rights granted to Medarex under this Agreement with respect to Collaboration Products, or (b) agreed to or is otherwise bound by any covenant not to sue for any infringement, misuse or otherwise with respect to the foregoing intellectual property rights that is inconsistent with the rights granted to Medarex under this Agreement with respect to Collaboration Products.
     Section 10.4            *
     Section 10.5 DISCLAIMER OF WARRANTY. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 10.1, 10.2 AND 10.3, AVALON AND MEDAREX MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, UNDER THIS AGREEMENT OR THE UNILATERAL DEVELOPMENT AND COMMERCIALIZATION AGREEMENTS, AND AVALON AND MEDAREX EACH SPECIFICALLY DISCLAIM ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES UNDER THIS AGREEMENT OR THE UNILATERAL DEVELOPMENT AND COMMERCIALIZATION AGREEMENTS.
ARTICLE 11 -
MISCELLANEOUS
     Section 11.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not) or terrorism, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority. The non-performing Party shall notify the other Party of such force majeure within * after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use Commercially Reasonable Efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for * after the date of the occurrence, the Parties shall meet to discuss in good faith how to proceed in order to accomplish the goals of the collaboration outlined in this Agreement.
     Section 11.2 Subcontractors. Each Party shall have the right, subject to the prior written consent of the Steering Committee, such consent not to be unreasonably withheld or delayed, to subcontract any of its research, development, manufacture and/or commercialization activities to a Third Party, provided that it furnishes the other Party with advanced written notice thereof, which notice shall specify the work to be subcontracted, and obtains a written undertaking from the subcontractor that it shall be subject to the applicable terms and conditions of this Agreement, including the provisions of Article 6. If a Party wishes to subcontract any of its research, development, manufacturing or commercialization activities to a Third Party and the Steering Committee consents, the other Party may submit a bid to the subcontracting Party to perform such work. The subcontracting Party shall use Commercially Reasonable Efforts to enter into an agreement with the bidder that is best able to meet the Collaboration’s requirements, taking into consideration such factors as price, quality, capacity, quantity, reliability and reputation, provided that such bidder is reasonably acceptable to the Steering Committee. Unless the Project Plan provides, or the Steering Committee agrees otherwise, * the costs and expenses associated with the use of a subcontractor to conduct research, development, manufacture and commercialization activities, but, unless the Parties agree otherwise, the subcontracting Party shall remain solely liable for the performance of its research, development, manufacture or commercialization activities by its subcontractor; provided, however, that Avalon and Medarex each shall remain solely responsible for all costs and expenses associated with its use of subcontractor(s) with respect to the Avalon Research Activities and the Medarex Research Activities, respectively.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     Section 11.3 Assignment. Without the prior written consent of the other Party hereto, neither Party shall sell, transfer, assign, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either Party hereto may assign or transfer this Agreement or any of its rights or obligations hereunder without the consent of the other Party (a) to any Affiliate of such Party; or (b) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates if in any such event (i) the assigning Party (provided that it is not the surviving entity) remains jointly and severally liable with the relevant Avalon Affiliate, Medarex Affiliate or Third Party assignee under this Agreement, and (ii) the relevant Avalon Affiliate assignee, Medarex Affiliate assignee, Third Party assignee or surviving entity assumes in writing all of the assigning Party’s obligations under this Agreement. For purposes of clarification with respect to subsection (b) herein, a Third Party that merges or consolidates with a Party, or to which a Party transfers all or substantially all of its assets to which this Agreement relates, shall not be deemed to grant the other Party to this Agreement any license to such Third party’s technology in existence as of the effective date of such merger, consolidation or transfer, unless such grant is made pursuant to a separate agreement, provided such Third Party shall maintain all licenses granted hereunder by such first Party with respect to its Technology and any Information and Inventions with respect thereto. Any purported assignment or transfer in violation of this Section shall be void ab initio and of no force or effect.
     Section 11.4 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by applicable law, each Party hereby waives any provision of law that would render any provision prohibited or unenforceable in any respect.
     Section 11.5 Governing Law, Jurisdiction, Venue and Service.
          11.5.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.
          11.5.2 Jurisdiction. Subject to Section 2.3, the parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts.
          11.5.3 Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of the State of Delaware or the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
          11.5.4 Service. Each Party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below shall be effective service of process for any action, suit or proceeding bought against it under this Agreement in any such court.
          11.5.5 Patents and Trademarks. Notwithstanding the foregoing, any disputes regarding the validity, scope or enforceability of Patents or Trademarks shall be submitted to a court of competent jurisdiction in the territory in which such rights apply.
     Section 11.6 Notices. All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier as provided herein), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:
If to Avalon, to:
Avalon Pharmaceuticals, Inc.
20358 Seneca Meadows Parkway
Germantown, Maryland 20876
Attention: CEO
Facsimile: 301-556-9910
If to Medarex, to:
Medarex, Inc.
707 State Road
Princeton, New Jersey 08540-1437
Attention: President
Facsimile: (609) 430-2850
with a copy to:
Medarex, Inc.
707 State Road
Princeton, New Jersey 08540-1437
Attention: General Counsel
Facsimile: (609) 430-4215

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such communication shall be deemed to have been received (a) when delivered, if personally delivered or sent by facsimile on a business day, (b) on the business day after dispatch, if sent by nationally recognized overnight courier, and (c) on the third business day following the date of mailing, if sent by mail. It is understood and agreed that this section 11.6 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.
     Section 11.7 Entire Agreement; Modifications. This Agreement, together with the Appendices attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein. No amendment, modification, release or discharge shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.
     Section 11.8 Relationship of the Parties. It is expressly agreed that the Parties shall be independent contractors of one another and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Neither Party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.
     Section 11.9 Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Articles 6 and 7 of this Agreement are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, and that any violation or threatened violation of any provision of Article 6 or 7 will result in irreparable injury to such other Party. Each party also acknowledges and agrees that in the event of a violation or threatened violation of any provision of Article 6 or 7, the other Party shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving irreparable injury or actual damages and without the necessity of having to post a bond, as well as to an equitable accounting of all earnings, profits and other benefits arising from any such violation. The rights provided in the immediately preceding sentence shall be cumulative and in addition to any other rights or remedies that may be available to such other Party. Nothing in this Section 11.9 is intended, or should be construed, to limit such other Party’s right to preliminary and permanent injunctive relief or any other remedy for a breach of any other provision of this Agreement.
     Section 11.10 Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.
     Section 11.11 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     Section 11.12 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other parties, other than MRC as provided in the last sentence of Section 10.3.1.
     Section 11.13 Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.
     Section 11.14 English Language. This Agreement has been written and executed in the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.
     Section 11.15 References. Unless otherwise specified, (a) references in this Agreement to any Article, Section, Appendix, Schedule or Exhibit shall mean references to such Article, Section, Appendix, Schedule or Exhibit of this Agreement, (b) references in any section to any clause are references to such clause of such section, and (c) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.
     Section 11.16 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein shall mean including, without limiting the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.
[The remainder of this page has been intentionally left blank.]

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Medarex, Inc.		Avalon Pharmaceuticals, Inc.

By:	/s/ James B. Cornett, Ph.D.	By:	/s/ Kenneth C. Carter, Ph.D.

Name: James B. Cornett, Ph.D. Title: VP, Business Development		Name: Kenneth C. Carter, Ph.D. Title: President and CEO

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 10.3.2
Encumbrances on Collaboration Targets
     This Schedule to the COLLABORATION AGREEMENT (“Agreement”) effective as of October 15, 2003, by and between AVALON PHARMACEUTICALS, INC. (“Avalon”) and MEDAREX, INC., on behalf of itself and its wholly owned subsidiary, GENPHARM INTERNATIONAL, INC., (collectively, “Medarex”) sets forth any and all encumbrances on any right, title or interest in or to any Patent, know-how or other intellectual property rights owned by, licensed to or otherwise controlled by Avalon or its Affiliates with respect to the Collaboration Targets listed on Appendix C. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement, unless otherwise expressly provided herein.
     The contents of this schedule 10.3.2 are hereby incorporated into the Agreement and are governed by the terms and conditions of the Agreement, including the confidentiality provisions set forth therein.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX A
Definitions
     This Appendix to the COLLABORATION AGREEMENT (“Agreement”) effective as of October 15, 2003, by and between AVALON PHARMACEUTICALS, INC. (“Avalon”) and MEDAREX, INC., on behalf of itself and its wholly owned subsidiary, GENPHARM INTERNATIONAL, INC., (collectively, “Medarex”) provides agreed upon definitions applicable to the Parties for purposes of the Agreement. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement, unless otherwise expressly provided herein.
     The contents of this Appendix A are hereby incorporated into the Agreement and are governed by the terms and conditions of the Agreement, including the confidentiality provisions set forth therein.
     “Additional Mice” shall mean (a) the mice developed by Kirin using certain transchromosomal technology, which mice are licensed to Medarex pursuant to the Kirin Agreement and (b) the mice developed through the crossbreeding of the HuMAb Mice with the mice described in clause (a) of this definition, which are licensed to Medarex pursuant to the Kirin Agreement.
     “Affiliate” of a party shall mean any other party that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such first party. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a party, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a party.
     “Antibody” shall mean any fully human antibody, or fragment thereof, with a unique amino acid sequence that has a therapeutically meaningful binding affinity for an Antigen. By way of clarification, Antibodies with different amino acid sequences shall be deemed to be different Antibodies, irrespective of whether they bind to the same Antigen. For the avoidance of doubt, any Improvement to an Antibody, such as, by way of example, through affinity maturation or other similar techniques, shall continue to be an “Antibody” for purposes of this Agreement.
     “Antibody-Based Product” shall mean any composition or formulation containing or comprising one or more (a) (i) antibodies, whether or not human, (ii) with respect to each such antibody, one or more fragments of such antibody containing a portion of such antibody that confers binding specificity for an Antigen, or (iii) any protein or other composition of matter that mimics such antibody or fragment, (b) cells expressing or secreting one or more such antibodies, fragments or mimetics or containing nucleotide sequences (whether coding or non-coding) with respect to the expression of such antibodies, fragments or mimetics, or (c) nucleotide sequences

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(whether coding or non-coding) with respect to the expression of one or more such antibodies, fragments or mimetics.
     “Antibody Materials” shall mean, with respect to a particular Antibody, (a) the nucleic acids (including DNA, RNA, and complementary and reverse complementary nucleic acids thereto, whether intact or a fragment) that code specifically for such Antibody (or active fragments thereof) and do not code for multiple Antibodies, or (b) a host cell (other than a host cell obtained directly from the HuMAb Mice or parts of such mice) into which the nucleic acids described in (a) are introduced or are otherwise present, which cell is capable of expressing such Antibody.
     “Antibody Product” shall mean any composition or formulation containing or comprising one or more (a) Antibodies, (b) cells expressing or secreting one or more Antibodies or containing nucleotide sequences (whether coding or non-coding) with respect to the expression of Antibodies, or (c) nucleotide sequences (whether coding or non-coding) with respect to the expression of one or more Antibodies (or a fragment of an entire Antibody containing that portion of such Antibody conferring binding specificity for an Antigen), for the diagnosis, prophylaxis or treatment of human diseases or conditions.
     “Antigen” shall mean any protein (including any glyco- or lipo-protein), carbohydrate, compound or other composition, and any fragment, peptide or epitope thereof, that stimulates the production of antibodies.
     “Applicable Law” shall mean the applicable laws, rules, and regulations, including any rules, regulations, guidelines, or other requirements of the Regulatory Authorities, that may be in effect from time to time in the Territory.
     “Avalon Know-How” shall mean all Information and Inventions in the Control of Avalon or its Affiliates as of the Effective Date or at any time during the Terrn that are necessary or reasonably useful for the Exploitation of the Collaboration Products and the Unilateral Products, including the characterization of Collaboration Targets, or for the exercise of the Avalon Patents, in each case that are not generally known, but excluding (w) any Collaboration Know-How, (x) any excluded Know-How, (y) any Information and Inventions to the extent covered or claimed by the Avalon Patents and (z) any production Process Know-How. Avalon Know-How shall include all: (a) biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical and safety data and information related to the Collaboration Targets, the Collaboration Products or the Unilateral Products, and (b) data and information with respect to, and resulting from, assays and biological methodologies necessary or reasonably useful for the Exploitation of the Collaboration Targets, the Collaboration Products or the Unilateral Products.
     “Avalon Patents” shall mean all of the Patents that Avalon and its Affiliates Control as of the Effective Date and at any time during the Term, that claim or cover any invention necessary or reasonably useful for the Exploitation of the Collaboration Products or the Unilateral Products, including any Patents that claim or cover any Collaboration Target or any method for the discovery, identification or characterization of Collaboration Targets, but excluding (x) any Collaboration Patents, (y) any Excluded Patents, and (z) any Production Process Patents.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     “Avalon Technology” shall mean the Avalon Know-How and Avalon Patents.
     “Biosite Agreement” shall mean that certain Collaboration Agreement, dated as of June 1, 2000, between Medarex and Biosite Diagnostics Incorporated, a Delaware corporation.
     “BLA” or “Biologics License Application” shall mean a Biologics License Application, as defined in the U.S. Federal Food, Drug, and Cosmetics Act, as amended, and the regulations promulgated thereunder, and any corresponding supranational, foreign or domestic marketing authorization application, registration or certification, necessary or reasonably useful to market a Collaboration Product in the Territory, but not including pricing and reimbursement approvals.
     “Collaboration Product” shall mean any Antibody Product that contains, expresses or secretes a Collaboration Antibody or any Improvement thereto or contains nucleotide sequences with respect to the expression of a Collaboration Antibody or any Improvement thereto.
     “Collaboration Target” shall mean any Antigen listed on Appendix C, as such appendix may be amended pursuant to this Agreement.
     “Collaboration Technology” shall mean any and all (a) Information and Inventions, conceived, discovered, developed or otherwise made, by or on behalf of a Party or its Affiliates or, to the extent permitted, its sublicensees (whether alone or jointly), in connection with the work conducted under or in connection with this Agreement (but not the Unilateral Development and Commercialization Agreements), whether or not patented or patentable, but excluding any Mice Materials, Mice-Related Technology or Production Process Technology (the “Collaboration Know-How”); and (b) Patents and other intellectual property rights with respect thereto (collectively, “Collaboration Patents”). The determination of whether Information and Inventions are conceived, discovered, developed or otherwise made by a Party for purposes of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall be made in accordance with Section 7.1.8.
     “Commercially Reasonable Efforts” shall mean, with respect to the research, development, manufacture or commercialization of a Collaboration Target or a resulting Collaboration Product, efforts and resources commonly used in the biotechnology industry for an antibody of similar commercial potential at a similar stage in its lifecycle, *. Commercially Reasonable Efforts shall be determined on a market-by-market basis for each Collaboration Target and Collaboration Product, as applicable, without regard to the particular circumstances of a Party, including any other product opportunities of such Party.
     “Control” shall mean, with respect to any Information and Invention, Patent or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign, or grant a license, sublicense or other right to or under, such Information and Invention, Patent or right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.
     “Corixa Agreement” shall mean that certain Asset Purchase Agreement, by and between Medarex and Corixa Corporation, dated as of May 24, 2002.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     “Cross-License Agreement” shall mean that certain Cross-License Agreement entered into by and among Abgenix, Inc., Cell Genesys, Inc., Japan Tobacco Inc., Xenotech L.P., and GenPharm International, Inc., effective as of March 26, 1997, as amended from time to time.
     “Excluded Know-How” shall mean (a) with respect to Medarex, any and all Information and Inventions that Medarex or any of its Affiliates Control pursuant to the Biosite Agreement, the Kirin Agreement, the Corixa Agreement or any other agreement with a Third Party that is entered into after the Effective Date, including the ultra potent toxin and linker technology that Medarex or any of its Affiliates Control pursuant to the Corixa Agreement (including any Improvements with respect thereto), and (b) with respect to Avalon, any and all Information and Inventions that Avalon or any of its Affiliates Control pursuant to an agreement entered into after the Effective Date, but in each case, ((a) and (b)) excluding any Information and Inventions that are claimed or covered by the Excluded Patents.
     “Excluded Patent” shall mean (a) with respect to Medarex, any Patent that Medarex or any of its Affiliates Control pursuant to the Biosite Agreement, the Kirin Agreement, the Corixa Agreement or any other agreement with a Third Party that is entered into after the Effective Date, including any Patents claiming or covering the ultra potent toxin and linker technology that Medarex or any of its Affiliates Control pursuant to the Corixa Agreement (including any Improvements with respect thereto), and (b) with respect to Avalon, any Patent that Avalon or any of its Affiliates Control pursuant an agreement entered into after the Effective Date.
     “Exploit” or “Exploitation” shall mean to make, have made, import, use, sell, offer for sale, or otherwise dispose of, including all discovery, research, development, registration, modification, enhancement, improvement, manufacture, storage, formulation, exportation, transportation, distribution, promotion and marketing activities related thereto.
     “FDA” shall mean the United States Food and Drug Administration and any Successor agency thereto.
     “GAAP” shall mean United States generally accepted accounting principles consistently applied.
     “HuMAb Mice” shall mean any immunizable transgenic mice containing unrearranged human immunoglobulin transgenes inserted into mouse chromosomes, but not containing any human chromosomes or fragments thereof, that are Controlled by Medarex or its Affiliates as of the Effective Date or at any time during the Term, but excluding any immunizable mice capable of producing human antibodies that are in-licensed or otherwise acquired by Medarex or its Affiliates after the Effective Date.
     “Improvement” shall mean any modification to an antibody, compound, product or technology or any discovery, device, process or formulation related to such antibody, compound, product or technology, whether or not patented or patentable, including any enhancement in the efficiency, operation, manufacture, ingredients, preparation, presentation, formulation, means of delivery, packaging or dosage of an antibody, compound, product or technology, any discovery or development of any new or expanded indications or applications for an antibody, compound,

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

product or technology, or any discovery or development that improves the stability, safety or efficacy of an antibody, compound, product or technology.
     “IND” shall mean an investigational new drug application filed with the FDA for authorization to commence human clinical trials, and its equivalent in other countries or regulatory jurisdictions.
     “Information and Inventions” shall mean all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material including high-throughput screening, gene expression, genomics, proteomics and other drug discovery and development technology, pre-clinical and clinical trial results, manufacturing procedures, test procedures and purification and isolation techniques, (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed, and all Improvements, whether to the foregoing or otherwise, and other discoveries, developments, inventions and other intellectual property (whether or not confidential, proprietary, patented or patentable).
     “Kirin Agreement” shall mean that certain Collaboration and License Agreement between Kirin Brewery Co, Ltd. (“Kirin”) and Medarex, effective as of September 4, 2002, as amended from time to time.
     “Know-How” shall mean the Medarex Know-How (including the Mice-Related Know-How), the Avalon Know-How and/or the Collaboration Know-How, as applicable.
     “Lead Collaboration Antibody” shall have the meaning set forth in Section 1.2.8. For the avoidance of doubt, a Collaboration Antibody that has been designated a Lead Collaboration Antibody shall continue to be a Collaboration Antibody for purposes of this Agreement.
     “Medarex Know-How” shall mean all Information and Inventions in the Control of Medarex or its Affiliates as of the Effective Date or at any time during the Term that are necessary or reasonably useful for the Exploitation of the Collaboration Products and the Unilateral Products or for the exercise of the Medarex Patents, in each case that are not generally known, but excluding (w) any Excluded Know-How, (x) any Collaboration Know-How, (y) any Production Process Know-Flow, and (z) any Information and Inventions to the extent covered or claimed by the Medarex Patents. Medarex Know-How shall include all: (a) biological chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical and safety data and information related to the Collaboration Targets the Collaboration Products or the Unilateral Products, and (b) data and information with respect to, and resulting from, assays and biological methodologies necessary or reasonably useful for the Exploitation of the Colaboration Targets, the Collaboration Products or the Unilateral Products. By way of clarification, Avalon shall not have any rights with respect to Excluded Know-How under this Agreement unless the Parties enter into a separate written agreement with respect thereto.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     “Medarex Patents” shall mean all of the Patents that Medarex or its Affiliates Control as of the Effective Date and at any time during the Term, that cover or claim any invention necessary or reasonably useful for the Exploitation of the Collaboration Products or the Unilateral Products, but excluding any Excluded Patents, any Collaboration Patents, and any Production Process Patents. By way of clarification, Avalon shall not have any rights with respect to any Excluded Patents under this Agreement unless the Parties enter into a separate written agreement with respect thereto.
     “Medarex Technology” shall mean the Medarex Know-How and Medarex Patents, including all Mice-Related Technology.
     “Mice Materials” shall mean the HuMAb Mice and any parts or derivatives of the HuMAb Mice, including hybridomas (solely to the extent derived from other Mice Materials), cells, genetic material (including nucleotide sequences (e.g., DNA, RNA, and complementary and reverse complementary nucleotide sequences thereto, whether coding or non-coding) with respect to the expression of an Antibody or fragment thereof, and any replicates or modifications thereof or Improvements thereto (e.g., additions, deletions or substitutions of nucleotides therein)), Antibodies, Antibody Products or other biological materials derived directly or indirectly from the HuMAb Mice but, in each of the foregoing cases, excluding any Collaboration Antibodies and any Antibody Materials with respect thereto.
     “Mice-Related Know-How” shall mean (a) any Information and Inventions with respect to any Mice Materials, and (b) any Information and Inventions with respect to the HuMAb Mice and the Exploitation thereof, but in each case excluding any Information and Inventions to the extent covered or claimed by the Mice-Related Patents.
     “Mice-Related Patents” shall mean any Patents that claim or cover (a) Mice Materials, and (b) the HuMAb Mice and the Exploitation thereof.
     “Mice-Related Technology” shall mean the Mice-Related Know-How and the Mice-Related Patents.
     “MRC Agreement” shall mean that certain License Agreement entered into by the Medical Research Council Institute of Animal Physiology and Genetics Research of Babraham Hall and Marianne Bruggëmann and GenPharm International, Inc., effective October 1, 1993, as amended on August 12, 1994.
     “Patents” shall mean (a) all patents and patent applications, (b) any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like, and any provisional applications, of any such patents or patent applications, and (c) any foreign or international equivalent of any of the foregoing.
     “Pre-Existing Agreement” shall mean, with respect to an Antigen, any written agreement with a Third Party that would preclude such Antigen from becoming a Collaboration Target

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

hereunder that was entered into by Avalon or any of its Affiliates, as applicable, before the Effective date.
     “Product Trademarks” shall mean the Trademarks developed for the Collaboration Products by the Steering Committee, all packaging designs and other trade dress used in connection with the Collaboration Products and such other Trademarks relating thereto and any registrations thereof or any pending applications relating thereto.
     “Production Process Development” shall mean the development of processes and technology for the production, purification, evaluation, characterization, stability assessment, vialing and distribution, and release of a Collaboration Antibody or Collaboration Product.
     “Production Process Know-How” shall mean any Information and Inventions of a Party with respect to the Production Process Development or the manufacture of Antibody Products, but excluding any Information and Inventions to the extent covered or claimed by the Production Process Patents.
     “Production Process Patents” shall mean any Patents of a Party that claim or cover the Production Process Development or the manufacture of Antibody Products.
     “Production Process Technology” shall mean any Production Process Know-How and Production Process Patents.
     “Regulatory Approval” shall mean any and all approvals (including pricing and reimbursement approvals), licenses, registrations or authorizations of any Regulatory Authority, necessary for the Exploitation of a Collaboration Product in a country, including any (a) approval for a Collaboration Product (including any INDs, BLAS and supplements and amendments thereto); (b) pre- and post-approval marketing authorizations (including any prerequisite manufacturing approval or authorization related thereto); (c) labeling approval; and (d) technical, medical and scientific licenses.
     “Regulatory Authority” shall mean any applicable government entities regulating or otherwise exercising authority with respect to the Exploitation of the Collaboration Targets or the Collaboration Products in the Territory.
     “Regulatory Documentation” shall mean all applications, registrations, licenses, authorizations and approvals (including all Regulatory Approvals), all correspondence submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority), all supporting documents and all clinical studies and tests, relating to any Collaboration Antibody, Collaboration Target or any Collaboration Products, and all data contained in any of the foregoing, including all regulatory drug lists, advertising and promotion documents, adverse event files and complaint files.
     “Technology” shall mean the Medarex Technology, the Avalon Technology and/or the Collaboration Technology, as applicable.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     “Territory” shall mean the entire world.
     “Third Party” shall mean any party other than Medarex, Avalon or their respective Affiliates.
     “Trademark” shall include any word, name, symbol, color, designation or device or any combination thereof, including any trademark, trade dress, service mark, service name, brand mark, trade name, brand name, logo or business symbol.
     Terms Defined Elsewhere in this Agreement. The following terms are defined in the applicable Sections of this Agreement:

Defined Term	Section
Avalon Research Activities	Section 1.2.4
Antigen Evaluation Material	Section 1.2.2(a)
Assay	Section 1.2.3(c)
Assay Candidate	Section 1.2.6(a)
Assay Success Criteria	Section 1.2.3(e)
Authorized Commercialization Expenses	Section 4.1.1
Authorized R&D Expenses	Section 4.1.2
Binding Sequence	Section 1.2.6(b)
Biological Materials	Section 7.6.3
Collaboration	Section 1.1
Collaboration Antibody	Section 1.2.6(a)
Collaboration Expenses	Section 4.5.1
Collective Opinion of Counsel	Section 7.4.1
Commercialization Expenses	Appendix B
Confidential Information	Section 6.1
Dormant Product	Section 5.3
Effective Date	Preamble
Election Notice	Section 5.1.2(a)
Evaluation Period	Section 1.2.2(b)
Expert	Section 2.3.5(a)
Immunogen	Section 1.2.3(a)
Indemnification Claim Notice	Section 9.4.1
Indemnified Party	Section 9.4.1
Indemnitee	Section 9.4.1
Infringement Suit	Section 7.4.2
Lead Collaboration Antibody	Section 1.2.8
Losses	Section 9.1
Medarex Research Activities	Section 1.2.4
Net Sales	Appendix B
Operating Profits, Operating Losses	Appendix B
Opt-Out	Section 5.1.1
Opt-Out Notice	Section 5.1.1

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Defined Term	Section
Opting-Out Party	Section 5.1.1
Other Operating (Income)/Expense	Appendix B
Party	Preamble
Project Budget	Section 1.3
Project Plan	Section 1.3
Research and Commercialization Agreement	Section 3.3.2
Reversion Target	Section 1.7
Steering Committee	Section 2.1.1
Target Entry Period	Section 1.2.2(e)
Term	Section 8.1
Third-Party Claims	Section 9.1
Third-Party Payments	Appendix B
Unilateral Developments and Commercialization Agreement	Section 5.1.2(a)
Unilateral Product	Section 5.1.2(a)
Withholding Taxes	Section 4.4

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX B
Financial Definitions
     This Appendix to the COLLABORATION AGREEMENT (“Agreement”) effective as of October 15, 2003, by and between AVALON PHARMACEUTICALS, INC. (“Avalon”) and MEDAREX, INC., on behalf of itself and its wholly owned subsidiary, GENPHARM INTERNATIONAL, INC., (collectively, “Medarex”) provides agreed upon definitions of financial terms applicable to the Parties for the purposes of the Agreement. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement, unless otherwise expressly provided herein.
     The contents of this Appendix B are hereby incorporated into the Agreement and are governed by the terms and conditions of the Agreement, including the confidentiality provisions set forth therein.
     It is the intention of the Parties that the interpretation of these definitions will be in accordance with GAAP.
     1. “Net Sales” shall mean, for any period, the gross amount invoiced by the Parties and their Affiliates and sublicensees for the sale of Collaboration Product(s) or Unilateral Product, as the case may be, to Third Parties, less deductions for: (a) normal and customary trade, quantity and cash discounts and sales returns and allowances (other than allowances for doubtful accounts), including (i) those granted on account of price adjustments, billing errors, rejected goods, damages goods, returns and rebates, (ii) administrative and other fees and reimbursements and similar payments directly related to the sale or delivery of Collaboration Product(s) or Unilateral Product, as the case may be, paid to wholesalers and other distributors, buying groups, pharmacy benefit management organizations, health care insurance carriers and other institutions, (iii) allowances, rebates, and fees directly related to the sale or delivery of Collaboration Product(s) or Unilateral Product, as the case may be, paid to distributors and (iv) chargebacks; (b) freight, postage, shipping and insurance costs to the extent that such items are included in the gross amount invoiced; (c) customs and excise duties and other duties related to the sales to the extent that such items are included in the gross amount invoiced; (d) rebates and similar payments made with respect to sales paid for or reimbursed by any governmental or regulatory authority such as, by way of illustration and not in limitation of the Parties’ rights hereunder, Federal or state Medicaid, Medicare or similar state program or equivalent foreign governmental program; (e) sales and other taxes and duties (including withholding taxes established by individual country treaties not reimbursed or creditable) directly related to the sale or delivery of Collaboration Product(s) or Unilateral Product, as the case may be, (but not including taxes assessed against the income derived from such sale); (f) distribution costs and expenses to the extent that such items are included in the gross amount invoiced; and (g) any such invoiced amounts that are not collected by the Parties or their Affiliates or sublicensees; provided, however, that an amount shall be deducted only once regardless of how many categories may apply to it. Any of the deductions listed above that involves a payment by a Party or its Affiliates or sublicensees shall be taken as a deduction in the calendar quarter in which the payment is accrued by such entity. Deductions pursuant to subsection (g) above shall be taken in the calendar quarter in which such sales are no longer

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

recorded as a receivable. For purposes of determining Net Sales, the Collaboration Product(s) or Unilateral Product, as the case may be, shall be deemed to be sold when invoiced and a “sale” shall not include transfers or dispositions for charitable, promotional, pre-clinical, clinical, regulatory or governmental purposes.
     For Purposes of calculating Net Sales of Collaboration products and Unilateral Products, sales between or among the Parties or their Affiliates shall be excluded from the computation of Net Sales, but sales of Collaboration Products (but not Unilateral Products, which shall be governed by Section 3.2.3 of the applicable Unilateral Development and Commercialization Agreement) by a Party or its Affiliates to sublicensees or Third Parties shall be included in the computation of Net Sales.
     2. “Operating Profits” and, with correlative meaning, “Operating Losses”, shall mean, with respect to a Collaboration Product, Net Sales of such Collaboration product by a Party or its Affiliates * all for a given period.
     3. “Commercialization Expenses” shall mean all Cost of Sales, Distribution Costs, Marketing Costs, Sales Costs, General and Administrative Costs (in each case, to the extent not deducted from Net Sales under Section 1 hereof) of the Parties and their Affiliates with respect to the Collaboration Products as approved by the Steering Committee in the applicable Project Budget.
     3.1 “Cost of Sales” shall mean (a) the supply price, and any other direct costs and expenses of acquiring, including costs of transport, customs, clearance and storage of product (if necessary), freight, customs, duty, and insurance borne by the Parties (to the extent not included in such supply price), with respect to Net Sales of a Collaboration Product, and (b) any Third-Party Payments with respect to such Net Sales, to the extent not included in such supply price or reimbursed by a Third Party.
     3.1.1 “Third-Party Payments” shall mean intellectual property and technology acquisition and license payments (including royalties, license fees, milestone payments and other payment obligations) made to Third Parties with respect to a Collaboration Product during the Term pursuant to activities under this Agreement, only to the extent that such payment obligations (a) were disclosed by Avalon pursuant to Section 1.2.2(a)(iv) or (b) are approved by the Steering Committee pursuant to Section 2.1.2(d). Any payments made pursuant to the MRC Agreement with respect to a Collaboration Product shall be Third-Party Payments.
     3.2 “Distribution Costs” shall mean the direct costs and expenses specifically identifiable to the distribution of a Collaboration Product by a Party including customer services, collection of data about sales to hospitals and other end users, order entry, billing, shipping, credit and collection and other such activities, but in any case, not including any costs or expenses which are reimbursed by any Third Party.
     3.3 “Marketing Costs” shall mean, with respect to a Collaboration Product, the direct costs and expenses of marketing, promotion, advertising, promotional materials, professional education, product-related public relations, relationships with opinion leaders and professional

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

societies, market research (before and after Regulatory Approval of a Collaboration Product), healthcare economics studies, post-marketing studies required to maintain or expand Regulatory Approvals of such Collaboration Product (to the extent not included in Authorized R&D Expenses) and other similar activities related to such Collaboration Product and approved by the Steering Committee. Such costs and expenses will include both internal costs (e.g., salaries, benefits, supplies and materials, etc.) and costs of outside services and expenses (e.g., consultants, agency fees, meeting costs, etc.). Marketing Costs shall also include costs and expenses directly related to obtaining reimbursement from payers and the cost of obtaining sales and marketing data (to the extent not included in the Distribution Costs). Notwithstanding anything to the contrary in the foregoing, Marketing Costs shall specifically exclude the cost and expense of activities that promote a Party’s business as a whole without being specific to a Collaboration Product (e.g., corporate image advertising).
     3.4 “Sales Costs” shall mean, with respect to a Collaboration Product, direct costs and expenses incurred by either Party or for its account and specifically identifiable to the sales efforts for such Collaboration Product in all markets in the Territory including the managed care market. Sales Costs shall include costs and expenses associated with sales representatives for a Collaboration Product, including the cost of compensation, benefits, travel, supervision, training, sales meetings, and other sales expenses for such sales representatives. Notwithstanding anything to the contrary in the foregoing, Sales Costs shall exclude costs and expenses associated with the start-up of a Party’s sales force, including recruiting, relocation and other similar costs and expenses.
     3.5 “General and Administrative Costs” shall mean, with respect to a Collaboration Product, costs equal to * of the sum of the Distribution Costs, Marketing Costs and Sales Costs related to such Collaboration Product in any country, of the Parties, in the aggregate, but only to the extent these costs are chargeable under the Agreement. Each Party shall have the right to charge General and Administrative Costs with respect to its Distribution Costs, Marketing Costs and Sales Costs chargeable under the Agreement. For the avoidance of doubt, neither Party shall charge the Collaboration for overhead with respect to the commercialization of a Collaboration Product other than General and Administrative Costs as provided above, except to the extent that such overhead charges are specifically set forth in the applicable Project Budget.
     4. “Other Operating (Income)/Expense” shall mean (a) payments and other consideration received from Third Parties with respect to the commercialization of a Collaboration Product, including any license fees, milestone payments, royalties or other payments (including the fair market value of any consideration received) in connection with the license, sublicense, assignment or transfer or rights with respect to such Collaboration Product (to the extent not included in Net Sales), (b) any other operating income received from or expense owed to Third Parties in connection with an activity that is not part of the primary business activity of a Party under the Agreement but is considered and approved in writing by the Parties as income or expense for purposes of the Agreement, which may include: (i) actual inventory write-offs of any Collaboration Product; (ii) the cost and expense of prosecuting, maintaining and enforcing patent, trademark and other intellectual property rights and defending against claims of infringement; and (iii) product liability insurance to the extent the Parties obtain a joint policy, and (c) other expenses

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

indirectly associated with the commercialization of a Collaboration Product as approved by the Steering Committee in the applicable Project Budget.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX C
Collaboration Targets
     This Appendix to the COLLABORATION AGREEMENT (“Agreement”) effective as of October 15, 2003, by and between AVALON PHARMACEUTICALS, INC. (“Avalon”) and MEDAREX, INC., on behalf of itself and its wholly owned subsidiary, GENPHARM INTERNATIONAL, INC., (collectively, “Medarex”) sets forth the Collaboration Targets.
     The contents of this Appendix C are hereby incorporated into the Agreement and are governed by the terns and conditions of the Agreement, including the confidentiality provisions set forth therein.
     *

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

C-1

APPENDIX D-1
Unilateral Development and Commercialization Agreement
     This Appendix to the COLLABORATION AGREEMENT (“Agreement”) effective as of October 15, 2003, by and between AVALON PHARMACEUTICALS, INC. (“Avalon”) and MEDAREX, INC., on behalf of itself and its wholly owned subsidiary, GENPHARM INTERNATIONAL, INC., (collectively, “Medarex”) sets forth the Unilateral Development and Commercialization Agreement between the Parties. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement, unless otherwise expressly provided herein.
     The contents of this Appendix D-1 are hereby incorporated into the Agreement and are governed by the terms and conditions of the Agreement, including the confidentiality provisions set forth therein.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

D-1

APPENDIX D-1
UNILATERAL DEVELOPMENT
AND COMMERCIALIZATION AGREEMENT
     THIS UNILATERAL DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (“Agreement”) is made and entered into effective as of October 15, 2003 (the “Effective Date”), by and between AVALON PHARMACEUTICALS, INC., having principal offices at 19 Firstfield Road Gaithersburg, MD 20878 (“Avalon”) and MEDAREX, INC., having principal offices at 707 State Road, Princeton, New Jersey 08540-1437, on behalf of itself and its wholly owned subsidiary, GENPHARM INTERNATIONAL, INC., with principal offices at 521 Cottonwood Drive, Milpitas, California 95035 (collectively, “Medarex”). Medarex and Avalon each may be referred to herein individually as a “Party,” or collectively as the “Parties.”
     WHEREAS, Medarex and Avalon have entered into that certain Collaboration Agreement, dated as of the date hereof (the “Collaboration Agreement”);
     WHEREAS, the Parties have agreed that in the event Medarex elects not to proceed with the development and commercialization of certain Collaboration Targets and Avalon notifies Medarex of its election to proceed unilaterally with such development and commercialization in accordance with Section 5.1.2 of the Collaboration Agreement, that Avalon shall have the right to do so in accordance with the terms set forth below; and
     WHEREAS, the Parties have agreed that in the event Medarex fails to comply with any of its material obligations contained in the Collaboration Agreement with respect to a Collaboration Product, Avalon shall have the right to convert such Collaboration Product into a Unilateral Product in accordance with Section 8.2 of the Collaboration Agreement and proceed unilaterally with the development and commercialization of such Unilateral Product in accordance with the terms set forth below;
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1

  ARTICLE 1 — UNILATERAL DEVELOPMENT AND COMMERCIALIZATION
          Section 1.1 Definitions. Any capitalized term used in this Agreement not otherwise defined herein shall have the meaning set forth in the Collaboration Agreement.
          Section 1.2 Unilateral Targets and Unilateral Products. In the event that Avalon provides Medarex with (a) an Election Notice with respect to a Collaboration Target pursuant to Section 5.1.2 of the Collaboration Agreement, or (b) written notice of Medarex’s failure to cure a default in any of its material obligations with respect to a Collaboration Product with respect to a Collaboration Target pursuant to Section 8.2 of the Collaboration Agreement, Appendix A hereto shall be amended to include such Collaboration Target, which shall be referred to herein as “Unilateral Targets” and any Collaboration Antibodies and Collaboration Products with respect thereto, which shall be deemed to be Unilateral Products (as defined herein). Avalon shall have the exclusive right to Exploit any and all Antibodies and Antibody Products with respect to the Unilateral Targets (collectively, “Unilateral Products”).
          Section 1.3 Rights and Obligations of the Parties with respect to Unilateral Products. Except as otherwise expressly provided herein, * costs and expenses in connection with the development and commercialization of the Unilateral Products; provided, however, that * budgeted costs and expenses associated with the research and development activities with respect to the Unilateral Products that Medarex has committed to in the applicable Project Budget as necessary with respect to such Unilateral Product to complete that phase (e.g., toxicology studies in support of an IND or Phase I, Phase II or Phase III) of research and development that was under way when * of such Unilateral Products but only to the extent that such costs and expenses are part of an approved Project Budget at the time that * provides an Election Notice. By way of clarification, * for all milestone and royalty payments, license fees and other payments owed to Third Parties, whether by Avalon, Medarex or their respective Affiliates, in connection with the development and commercialization of Unilateral Products, including any payments owed by *. The Parties shall work together to ensure a smooth and orderly transition of the Unilateral Products to Avalon, including the assignment to Avalon of any third-party service contracts with respect to the Exploitation of such Unilateral Products. Except for the obligations provided for in this Section 1.3, * (a) to support or otherwise fund any additional efforts in respect of such Unilateral Products, and (b) no obligation, responsibility, or authority regarding such additional efforts in respect of such Unilateral Products.
          Section 1.4 Performance of Avalon. Avalon shall use * to develop and commercialize one or more Unilateral Products with respect to each Unilateral Target. Such activities shall be performed in good scientific manner, and in

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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compliance in all material respects with all Applicable Law, including current good laboratory practices and good clinical practices (including compliance with such practices and guidelines necessary to allow the results of such activities to support INDs, BLAs and other Regulatory Approvals), as applicable.
          Section 1.5 Avalon Reports. Avalon shall provide * written progress report to Medarex describing the development and commercialization activities with respect to each of its Unilateral Products in sufficient detail to enable Medarex to determine whether Avalon is using * with respect thereto.
          Section 1.6 Communications and Filings with Regulatory Authorities. Avalon shall be responsible for all communications and filings with the Regulatory Authorities with respect to each of its Unilateral Products.
          Section 1.7 Opt-Out by Avalon. If, at any time, Avalon decides to cease development or commercialization of all Unilateral Products with respect to a Unilateral Target, either alone or in collaboration with or through a Third Party, it shall give * written notice thereof to Medarex, which notice shall describe in reasonable detail the reasons for such decision. Avalon shall, for a period of * after notice to Medarex with respect thereto, furnish Medarex with such information and materials as Medarex may reasonably request so as to determine whether it wishes to proceed with the unilateral development and commercialization of such Unilateral Products, including a statement detailing * actually incurred by or on behalf of Avalon in connection with the Exploitation of such Unilateral Products (the “Unilateral Expenses”). Upon its receipt of all of such information and materials, Medarex shall, for a period of *, have the right to elect to proceed unilaterally with the development and commercialization of such Unilateral Products by making a payment to Avalon equal to * of all Unilateral Expenses and * of all milestones paid by Avalon to Medarex with respect to such Unilateral Products. Upon such election, Appendix A shall be amended to delete such Unilateral Target and any Unilateral Products with respect thereto, and the Unilateral Development and Commercialization Agreement set forth in Appendix D-1 to the Collaboration Agreement shall be automatically amended to include such Unilateral Target and such Unilateral Products, provided that the royalty rate with respect to such Unilateral Products shall be *. By way of clarification, Avalon shall have the right to pursue one or more Unilateral Products with respect to a Unilateral Target and any decision to cease Exploiting one in favor of another shall not be subject to this Section 1.7 for so long as Avalon is using * to develop and commercialize at least one Unilateral Product with respect to such Unilateral Target.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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ARTICLE 2 -
LICENSE GRANTS
          Section 2.1 Medarex Grant. Subject to Section 2.2 and the other terms and conditions of this Agreement, Medarex hereby grants to Avalon and its Affiliates, with respect to each Unilateral Product, an exclusive (even as to Medarex and its Affiliates), worldwide, royalty-bearing right and license, with the right to sublicense solely as provided in Section 2.3, under the Medarex Technology, the Collaboration Technology and the Joint Technology to Exploit such Unilateral Products in the Territory in accordance with this Agreement.
          Section 2.2 Exclusivity, Reserved Rights and Pre-Existing Grants.
                    2.2.1 Antigen Exclusivity. Subject to Sections 2.2.2 and 2.2.3, the Parties acknowledge and agree that during * no Party shall engage, directly or indirectly, on behalf of itself or any other party, in the research, development, commercialization or other Exploitation of antibody-based products with respect to any Unilateral Target listed on Appendix A other than the Unilateral Products as provided in this Agreement.
                    2.2.2 Research and Commercialization Agreements. Subject to the obligations of Avalon under the Collaboration Agreement, Avalon shall have the right to (a) grant licenses and other rights to other parties under the Avalon Technology for such parties to Exploit Antibody Products (but not Unilateral Products containing or comprising Collaboration Antibodies) with respect to Antigens, including Unilateral Targets, (b) transfer Avalon Know-How to such parties in connection therewith, including by providing instruction with respect to the use and immunization of HuMAb Mice and the Additional Mice and assistance with respect to the Mice-Related Technology, (c) develop production processes for, and manufacture, such Antibody Products, and (d) receive license fees, milestone payments, royalties and other remuneration in connection therewith, but, in connection with clause (a), (b), (c) or (d) above, not to otherwise actively participate in the clinical development or commercialization of such Antibody Products by such parties (each agreement with respect to the foregoing, a “Research and Commercialization Agreement”).
                    2.2.3 Existing Grants. The Parties further acknowledge and agree that (a) *; and (b) pursuant to certain existing agreements with Third Parties, Medarex has granted exclusive rights under the Medarex Technology to Exploit Antibody Products with respect to Antigens other than Unilateral Targets, which Antibody Products could be the same as one or more Unilateral Products.
                    2.2.4 Cross License Agreement. The Cross-License Agreement prohibits Medarex from granting commercialization rights to the same Antibody Product, whether by license or sublicense, under certain Medarex Technology to more than one party in a territory. So long as the Cross-License Agreement is in effect, if Avalon desires to grant a sublicense with respect to

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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commercialization of a Unilateral Product pursuant to Section 2.3, then Avalon shall provide Medarex with written notice thereof, which shall set forth in reasonable detail the terms and conditions of such sublicense, the Medarex Technology and Unilateral Product involved, and the identity of the proposed sublicensee. Upon receipt of such notice, Medarex shall make a good faith determination as to whether such Medarex Technology is subject to the sublicense restrictions contained in the Cross-License Agreement.
                    (a) To the extent that Medarex determines that such Medarex Technology is not subject to the sublicense restrictions contained in the Cross-License Agreement, Medarex shall so notify Avalon in writing and Avalon thereafter shall have the right to grant such sublicense, subject to Section 2.3.
                    (b) To the extent that Medarex determines that all or part of such Medarex Technology is subject to the sublicense restrictions contained in the Cross-License Agreement, Medarex shall so notify Avalon in writing. The Parties shall then meet to discuss in good faith how to proceed in order to optimize the commercialization of the applicable Unilateral Product hereunder while complying with the requirements of the Cross-License Agreement.
          Section 2.3 Sublicenses. Avalon shall have the right to grant sublicenses under the license granted in Section 2.1 to: (a) Affiliates without the approval of Medarex, provided that Avalon shall remain jointly and severally liable for the performance or non-performance of any such Affiliate sublicensee, and (b) Third Parties without the approval of Medarex; provided, however, that any Third Party sublicense with respect to the Medarex Technology shall be with the prior approval of Medarex, * which approval shall be deemed to be granted with respect to a sublicense if Medarex fails, within * of its receipt of a written notice from Avalon setting forth in reasonable detail the nature of such sublicense and the identity of the Third Party sublicensee, to notify Avalon that it withholds its consent to such sublicense and the reasons therefor; and provided further that any such Third Party sublicensee to the Medarex Technology enters into a written agreement with Avalon that acknowledges that the rights are subject to this Agreement and to indemnify Medarex and its Affiliates to the extent provided in Article 7 and agrees to be bound by the provisions of Articles 4 and 5 and Sections 1.3 and 1.4, with Medarex being made a third party beneficiary with respect to such provisions with the right to enforce such provisions. Notwithstanding the previous sentence, the grant of any sublicense hereunder shall not relieve Avalon of its obligations under this Agreement and Avalon shall be liable to Medarex for any act (or failure to act) by a sublicensee which would be a breach of this Agreement if such act (or failure to act) was by Avalon.
          Section 2.4 License Limitations. Avalon hereby covenants to Medarex that neither Avalon nor any of its Affiliates, licensees or sublicensees shall use or practice the Medarex Technology or the Collaboration Technology, directly or

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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indirectly, on behalf of itself or any other party, for any purpose other than as permitted under Section 2.1 of this Agreement and as permitted by the Collaboration Agreement and, in particular, but without limiting the generality of the foregoing, for any research, development, commercialization or other Exploitation of an Antibody Product or any other product or method, other than a Unilateral Product or a Collaboration Product as provided hereunder or in the Collaboration Agreement.
          Section 2.5 No Other Rights. For the avoidance of doubt, Avalon and its Affiliates shall have no right, express or implied, with respect to the Medarex Technology or the Collaboration Technology, in each case except as expressly provided in Section 2.1 of this Agreement and Section 3.1 of the Collaboration Agreement.
ARTICLE 3 -
FINANCIAL PROVISIONS
          Section 3.1 Milestone Payments. Within * days of the achievement of the following milestones, on a Unilateral Target-by-Unilateral Target basis, for Unilateral Products with respect to each Unilateral Target, Avalon shall pay to Medarex the specified milestone payments:

	1st Unilateral	2nd Unilateral	Each Additional
	Product with respect	Product with respect	Unilateral Product with
	to a Unilateral	to a Unilateral	respect to a Unilateral
Milestones	Target	Target	Target
*	*	*	*

*	*	*	*

*	*	*	*

*	*	*	*

*	*	*	*

*	*	*	*
                    3.1.1 Back-up Products. In the event that Avalon discontinues a Unilateral Product with respect to a Unilateral Target prior to the

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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First Commercial Sale (as defined in Section 3.3) of such Unilateral Product, any milestones paid to Medarex with respect to such Unilateral Product pursuant to this Section 3.1 shall be credited until exhausted against any milestones due with respect to subsequent Unilateral Products with respect to such Unilateral Target.
          Section 3.2 Royalties.
                    3.2.1 Obligation. With respect to each Unilateral Product, Avalon shall pay Medarex royalties based upon the * (on a * basis) for such Unilateral Product. The royalty rates shall be determined on a Unilateral Product-by-Unilateral Product basis based on *.
                    3.2.2 Rates. The royalty rates for each Unilateral Product (a) for which Medarex Opted-Out pursuant to Section 5.1.1 of the Collaboration Agreement, or (b) which was converted from a Collaboration Product pursuant to Section 8.2 of the Collaboration Agreement upon Medarex’s default in any of its material obligations shall be as follows:

Opt-Out or Termination Phase	Royalty
*	*
*	*
*	*
*	*
If an Opt-Out (as opposed to a termination event) occurs within * after the end of a Phase, the royalty rate shall be calculated based on *.
                    3.2.3 Definitions. For purposes of this Agreement, the following definitions shall apply:
                    (a) “Major Market” shall mean each of Japan, the United States, the United Kingdom, France, Germany and the European Union as a whole.
                    (b) “Phase I” shall mean a human clinical trial, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients as required in 21 C.F.R. §312, or a similar clinical study prescribed by the Regulatory Authorities in a Major Market other than the United States.
                    (c) “Phase I Completion” shall mean, with respect to a Collaboration Target, the completion of a complete data package from (i) a Phase I study, which data package is sufficient to support the commencement of Phase II studies in support of the filing of an approvable BLA in a Major Market, or (ii) in the

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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event that Phase I and Phase II are combined, the first study in support of the filing of an approvable BLA in a Major Market that enrolled at least twenty (20) subjects, in either case for the first Collaboration Product with respect to such Collaboration Target.
                    (d) “Phase II” shall mean a human clinical trial, for which a primary endpoint is a preliminary determination of efficacy or dose ranges in patients with the disease target being studied as required in 21 C.F.R. §312, or a similar clinical study prescribed by the Regulatory Authorities in a Major Market other than the United States. Any well-controlled study intended to provide the substantial evidence of efficacy necessary to support the filing of an approvable BLA (such as a combined Phase II/Phase III study, or any Phase III study in lieu of a Phase II study) (a “Pivotal Study”) shall automatically be deemed to have reached Phase II status. A Phase II study shall be deemed to have commenced when the first subject in such study has been enrolled.
                    (e) “Phase II Completion” shall mean, with respect to a Collaboration Target, the completion of a complete data package from (a) Phase II studies, which data package is sufficient to support the commencement of Phase III studies in support of the filing of an approvable BLA in a Major Market, or (b) in the event that Phase II and III studies are combined, the first such study in support of the filing of an approvable BLA in a Major Market that enrolled at least forty (40) patients with the disease target being studied, in either case for the first Collaboration Product with respect to such Collaboration Target.
                    (f) “Phase III” shall mean a human clinical trial, the principal purpose of which is to establish safety and efficacy in patients with the disease target being studied as required in 21 C.F.R. §312, or similar clinical study prescribed by the Regulatory Authorities in a Major Market other than the United States. A Phase III study shall also include any other human clinical trial intended as a Pivotal Study, whether or not such study is a traditional Phase III study. A Phase III study shall be deemed to have commenced when the first patient has been enrolled in a Pivotal Study.
                    (g) “Phase III Completion” shall mean, with respect to a Collaboration Target, the completion of a data package for a Phase III study with respect to the first Collaboration Product with respect to such Collaboration Target, which data package is sufficient to support the filing of an approvable BLA for such Collaboration Product in a Major Market.
          Section 3.3 Royalty Term. Avalon’s royalty obligations under Section 3.2.2 shall terminate, on a country-by-country basis, with respect to each Unilateral Product with respect to a Unilateral Target, on the later to occur of (a) * anniversary of the first sale for use or consumption by the general public of such Unilateral

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Product in a country after Regulatory Approval has been obtained for such Unilateral Product in such country (the “First Commercial Sale”), and (b) the expiration date in such country of the last to expire of any issued Joint Patent or Medarex Patent or Collaboration Patent that includes at least one Valid Claim covering the sale of such Unilateral Product in such country. For purposes of this Agreement, a “Valid Claim” shall mean, with respect to a particular country, a claim of an issued and unexpired Patent in such country that (x) has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken or has been taken within the time allowed for appeal; and (y) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country. Upon termination of the royalty obligations of Avalon with respect to a Unilateral Product under this Section 3.3 in a country, the license grants to Avalon in Section 2.1 with respect to such Unilateral Product in such country shall become fully-paid up and nonexclusive with respect to such country.
          Section 3.4 Royalty Payments. Running royalties shall be payable on a quarterly basis, within * after the end of each calendar quarter, based upon *. Royalties shall be calculated in accordance with GAAP and with the terms of this Article 3. Only * royalty payment will be due on * even though the manufacture, sale or use of such Unilateral Product may be covered by more than one intellectual property right in a country.
          Section 3.5 Royalty Statements. Avalon shall deliver to Medarex within * after the end of each calendar quarter in which Unilateral Products, for which Avalon owes a royalty hereunder, are sold, a detailed statement showing (a) Net Sales of each such Unilateral Product, (b) the number of units of each such Unilateral Product sold on a country-by-country basis during the applicable calendar quarter, and (c) the amount and calculation of royalties due on such Net Sales; and (d) any other information reasonably requested by Medarex to determine royalties owed to Medarex.
          Section 3.6 Payment Method. All amounts due from Avalon hereunder shall be paid in U.S. dollars by wire transfer in immediately available funds to an account designated by Medarex. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement shall bear interest at a rate equal *.
          Section 3.7 Currency; Foreign Payments. If any currency conversion shall be required in connection with any payment hereunder, such conversion shall be made by * to which such royalty payments relate. If at any time legal restrictions prevent the prompt remittance of any royalties with respect to Net Sales in any jurisdiction, Avalon may notify Medarex and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

9

country in the name of Medarex, and Avalon shall have no further obligations under this Agreement with respect thereto.
          Section 3.8 Taxes. Avalon may deduct from any royalty amounts it is required to pay pursuant to this Agreement any Withholding Taxes. At Medarex’s request, Avalon shall provide Medarex a certificate evidencing payment of any Withholding Taxes hereunder and shall * assist Medarex, at Medarex’s expense, to obtain the benefit of any applicable tax treaty.
          Section 3.9 Records Retention; Audit.
                    3.9.1 Record Retention. Avalon shall maintain (and shall ensure that its Affiliates and sublicensees shall maintain) complete and accurate books, records and accounts that fairly reflect their respective Net Sales and Unilateral Expenses with respect to Unilateral Products in sufficient detail to confirm the accuracy of any payments required hereunder and in accordance with GAAP, which books, records and accounts shall be retained by Avalon until the later of (a) * after the end of the period to which such books, records and accounts pertain, and (b) the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by Applicable Law.
                    3.9.2 Audit. Medarex shall have the right to have an independent certified public accounting firm of nationally recognized standing, reasonably acceptable to Avalon, to have access during normal business hours, and upon reasonable prior written notice, to such of the records of Avalon (and its Affiliates and sublicensees) as may be reasonably necessary to verify the accuracy of such Net Sales or, in the event Avalon Opts-Out of all Unilateral Products with respect to a Unilateral Target pursuant to Section 1.7, such Unilateral Expenses for * ending not more than * prior to the date of such request; provided, however, that Medarex shall not have the right to conduct more than * in any *. The accounting firm shall disclose to each Party whether such Net Sales or Unilateral Expenses, as applicable, are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to Medarex. * shall bear the cost of such audit unless the audit reveals a variance of more than * from the reported results, in which case * shall bear the cost of the audit. The results of such accounting firm shall be final, absent manifest error.
                    3.9.3 Payment of Additional Royalties. If, based on the results of such audit, additional payments are owed by Avalon under this Agreement, Avalon shall make such additional payments, *, within * after the date on which such accounting firm’s written report is delivered to Avalon.
          Section 3.10 Confidentiality. Medarex shall treat all information subject to review under Section 3.9 in accordance with the confidentiality provisions of

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Article 4 and shall cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with Avalon obligating such firm to maintain all such financial information in confidence pursuant to such confidentiality agreement.
ARTICLE 4 -
CONFIDENTIALITY
          Section 4.1 Confidential Information. The confidentiality and use restrictions set forth in Sections 6.1 through 6.4 of the Collaboration Agreement shall apply to all Confidential Information during the Term and for a period of * thereafter.
          Section 4.2 Use of Name. Each Party may use the name, insignia, symbol, trademark, trade name or logotype of the other Party only (a) in connection with announcements and other permitted disclosures relating to this Agreement and the activities contemplated hereby, (b) as required by Applicable Law, and (c) otherwise as agreed in writing by such other Party.
          Section 4.3 Press Releases. Press releases or other similar public communication by either Party relating to this Agreement, shall be approved in advance by the other Party *, except for those communications required by Applicable Law (which shall be provided to the other Party as soon as practicable after the release or communication thereof), disclosures of information for which consent has previously been obtained, and information of a similar nature to that which has been previously disclosed publicly with respect to this Agreement, each of which shall not require advance approval.
          Section 4.4 Publications. At least * prior to submission for publication, presentation or other public disclosure by Avalon or any of its Affiliates of any material pertaining to or resulting from the Medarex Technology, Avalon shall provide to Medarex a draft of such material for its review and comment. No publication or presentation with respect to the Medarex Technology shall be made unless and until Medarex’s comments on the proposed publication or presentation have been addressed and changes have been agreed upon and any information determined by Medarex to be Confidential Information has been removed. If requested in writing by Medarex, Avalon shall withhold material from submission for publication or presentation for an additional * days to allow for the filing of a patent application or the taking of such measures to establish and preserve proprietary rights in the information in the material being submitted for publication or presentation.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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ARTICLE 5 -
INTELLECTUAL PROPERTY
          Section 5.1 Intellectual Property Ownership.
                    5.1.1 Ownership of Avalon Technology. As between the Parties, Avalon shall own and retain all right, title and interest in and to any and all: (a) Information and Inventions that are conceived, discovered, developed or otherwise made, by or on behalf of Avalon (or its Affiliates or its licensees or sublicensees (other than Medarex and its Affiliates)), whether or not patented or patentable, and any and all Patent and other intellectual property rights with respect thereto, except to the extent that any such Information and Inventions, or any Patent or other intellectual property rights with respect thereto, are Collaboration Technology or Joint Technology; (b) other Information and Inventions, and Patent and other intellectual property rights that are Controlled (other than pursuant to the license grants set forth in Article 3) by Avalon, its Affiliates or its licensees or sublicensees (other than Medarex and its Affiliates); and (c) other Avalon Technology.
                    5.1.2 Ownership of Medarex Technology. Subject to Section 5.1.3 and the license grants to Avalon under Article 2, as between the Parties, Medarex shall own and retain all right, title and interest in and to any and all: (a) Information and Inventions that are conceived, discovered, developed or otherwise made, by or on behalf of Medarex (or its Affiliates or its licensees or sublicensees (other than Avalon and its Affiliates)), whether or not patented or patentable, and any and all Patent and other intellectual property rights with respect thereto, except to the extent that any such Information and Inventions, or any Patent or other intellectual property rights with respect thereto, are Collaboration Technology or Joint Technology; (b) other Information and Inventions, and Patent and other intellectual property rights that are Controlled (other than pursuant to the license grants set forth in Article 3) by Medarex, its Affiliates or its licensees or sublicensees (other than Avalon and its Affiliates); and (c) other Medarex Technology.
                    5.1.3 Ownership of Mice-Related Technology. As between the Parties, Medarex shall own and retain all right, title and interest in and to all Mice Materials and Mice-Related Technology, including any and all Information and Inventions with respect to the Mice Materials or the Mice-Related Technology (including any Improvements thereto) that, as a result of the use of HuMAb Mice provided by Medarex under this Agreement, are conceived, discovered, developed or otherwise made, by or on behalf of Avalon, its Affiliates or its licensees or sublicensees (other than Medarex and its Affiliates), whether or not patented or patentable, and any and all Patent and other intellectual property rights with respect thereto. Avalon acknowledges and agrees that (a) there are no licenses granted to Avalon under this Agreement with respect to the Mice Materials and Mice-Related Technology and that under this Agreement, Avalon has no right to use the HuMAb Mice or to discover, develop or otherwise make Improvements with

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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respect to Mice Materials and Mice-Related Technology, and (b) neither it, nor any of its Affiliates, licensees or sublicensees, will engage, directly or indirectly, in activities designed to, or otherwise undertake or attempt, either on behalf of itself or another, to discover, develop or make any Information and Inventions that relate to the Mice Materials or the Mice-Related Technology as a result of the use of HuMab Mice provided by Medarex to Avalon under this Agreement. Accordingly, Avalon shall * disclose to Medarex in writing, the conception or reduction to practice, or the discovery, development or making of any such Information and Inventions that relate to the Mice Materials or Mice-Related Technology that results from use of HuMab Mice provided by Medarex to Avalon under this Agreement and shall, and does hereby, assign, and shall cause its Affiliates, licensees and sublicensees to so assign, to Medarex, without additional compensation, all of their respective rights, titles and interests in and to any such Information and Inventions.
                    5.1.4 Ownership of Joint Technology. Subject to Section 5.1.3 and the license grants under Article 2, the Parties shall each own an equal, undivided interest in any and all (a) Information and Inventions, conceived, discovered, developed or otherwise made, jointly by or on behalf of Avalon (or its Affiliates or, to the extent permitted, its sublicensees), on the one hand, and Medarex (or its Affiliates or, to the extent permitted, its sublicensees), on the other hand, in connection with the work conducted under or in connection with this Agreement, whether or not patented or patentable, but excluding any Mice Materials or Mice-Related Technology; and (b) Patents (the “Joint Patents”) and other intellectual property rights with respect thereto (collectively, the “Joint Technology”); provided, however, that, except as otherwise expressly provided herein, neither a Party nor any of its Affiliates, licensees or sublicensees shall, directly or indirectly, Exploit any Joint Technology or other such intellectual property rights without the consent of the other Party, * provided, however, that neither Party shall have the right to use or otherwise Exploit any Unilateral Products (or any Antibodies or other Biological Materials derived from the HuMAb Mice or the Additional Mice) except as set forth under this Agreement. Each Party shall * disclose to the other Party in writing, and shall cause its Affiliates, licensees and sublicensees to so disclose, the development, making, conception or reduction to practice of any Joint Technology.
                    5.1.5 Ownership of Product Trademarks. Avalon shall own all right, title and interest in and to each Product Trademark with respect to a Unilateral Product. Medarex hereby assigns all of its right, title and interest in and to any Product Trademark to Avalon to the extent that such Product Trademark relates solely to the Unilateral Products.
                    5.1.6 Ownership of Regulatory Documentation. Avalon shall own all right, title and interest in and to all Regulatory Documentation that relates solely to the Unilateral Products, provided that Medarex shall reasonably

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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cooperate, at Avalon’s sole cost and expense, in filing and maintaining such Regulatory Documentation. Medarex hereby assigns to Avalon such of its right, title and interest in and to such Regulatory Documentation as is necessary to vest ownership of such Regulatory Documentation in Avalon as provided in the immediately preceding sentence. Notwithstanding the ownership of any such Regulatory Documentation, neither Avalon nor any of its Affiliates, licensees or sublicensees shall, directly or indirectly, use any such Regulatory Documentation without the consent of Medarex, * provided, however, that each Party shall have the right to use and reference any of such Regulatory Documentation in connection with the Exploitation of Unilateral Products as provided in this Agreement and Collaboration Products as provided in the Collaboration Agreement. Notwithstanding the foregoing, any Regulatory Documentation containing Production Process Know-How of a Party shall be and remain the sole and exclusive property of such Party and such Party shall have the right to submit any such Production Process Know-How directly to the Regulatory Authorities using a drug master file, or any foreign equivalent that is designed to protect such Party’s Confidential Information, which filing shall be and remain the sole and exclusive property of such Party.
                    5.1.7 United States Law. The determination of whether Information and Inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with applicable United States law.
                    5.1.8 Notices. To the extent, if any, that Avalon has the right to (a) assign, transfer, convey or otherwise encumber any right, title or interest in or to any Medarex Technology, Joint Technology or Collaboration Technology, (b) grant any license or other right, title or interest in or to any Medarex Technology, Joint Technology or Collaboration Technology, or (c) agree to or otherwise become bound by any covenant not to sue for any infringement, misuse or other action or inaction with respect to any Medarex Technology, Joint Technology or Collaboration Technology, in each case Avalon shall not do so, directly or indirectly, expressly or by implication, by action or omission or otherwise without providing Medarex with at least * advance written notice thereof.
          Section 5.2 Prosecution of Patents and Trademarks.
                    5.2.1 Avalon and Medarex Patents. As between the Parties, each Party shall have the sole right, at its cost and expense, to obtain, prosecute and maintain throughout the world its Patents; provided, however, that Avalon shall reimburse Medarex for one hundred percent (100%) of the reasonable out-of-pocket costs incurred by Medarex for filing, prosecuting and maintaining the Medarex Patents to the extent that they claim or cover (x) as a composition of matter,

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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a Unilateral Product or any active ingredient in such Unilateral Product or (y) the use of any such Unilateral Product or ingredient. Each Party shall, and shall cause its Affiliates, licensees and sublicensees, as applicable, to, cooperate fully with the other Party in the preparation, filing, prosecution, and maintenance of, if requested by Avalon, the Product Trademarks and, if requested by the other Party, such other Party’s Patents, provided that (except as otherwise provided in the first sentence of this Section 5.2.1) such other Party shall reimburse the cooperating Party for its reasonable out-of-pocket expenses incurred in connection with such requested cooperation. Such cooperation includes (a) promptly executing all papers and instruments and requiring employees to execute such papers and instruments as reasonable and appropriate so as to enable such other Party to file, prosecute, and maintain its Patents in any country; and (b) promptly informing such other Party of matters that may affect the preparation, filing, prosecution, or maintenance of any such Patents.
                    5.2.2 Joint Patents. The Parties shall cooperate, and shall cause their respective Affiliates, licensees and sublicensees, as applicable, to cooperate, with one another with respect to the filing, prosecution and maintenance of all Joint Patents, including by selecting outside counsel, reasonably acceptable to the Parties, to handle such filing, prosecution and maintenance. * the expenses associated with the filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of all Joint Patents. If a Party elects not to pursue the filing, prosecution or maintenance of a Joint Patent in a particular country, or to take any other action with respect to Joint Technology in a particular country that is * to establish or preserve rights thereto, then in each such case such Party shall so notify the other Party promptly in writing and * to enable such other Party to meet any deadlines by which an action must be taken to establish or preserve any such rights in such Joint Technology in such country. Upon receipt of each such notice by such other Party or if, at any time, such Party fails to initiate any such action within * after a request by such other Party that it do so (or thereafter diligently pursue such action), such other Party shall have the right, but not the obligation, to pursue the filing or registration, or support the continued prosecution or maintenance, of such Patent at its expense in such country. If such other Party elects to pursue such filing or registration, as the case may be, or continue such support, then such other Party shall notify such Party of such election and such Party shall, and shall cause its Affiliates, licensees and sublicensees, as applicable, to, (x) * cooperate with such other Party in this regard, and (y) subject to Article 2, promptly release or assign to such other Party, without compensation, all right, title and interest in and to such Patent in such country.
                    5.2.3 Patent Filings. Avalon covenants not to, and to cause its Affiliates, licensees and sublicensees, as applicable, not to, file any patent application disclosing or claiming any Information and Inventions comprising any

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Medarex Technology or the Exploitation thereof, without Medarex’s prior written consent, *.
          Section 5.3 Enforcement of Patents and Trademarks.
                    5.3.1 Rights and Procedures. If either Party determines that any Medarex Technology exclusively licensed to Avalon under this Agreement (which for purposes of this Agreement shall be deemed to include Joint Technology) is being infringed by a Third Party’s activities with respect to a Unilateral Product and that such infringement could affect the exercise by the Parties of their respective rights and obligations under this Agreement, it shall * notify such other Party in writing and provide such other Party with any evidence of such infringement that is * available. Promptly after the receipt of such written notice, the Parties shall meet and discuss * the removal of such infringement. The pursuing Party shall consider * any comments from the other Party and shall keep the other Party reasonably informed of any steps taken to remove such infringement.
                    (a) Joint Technology. With respect to Joint Technology, that is not licensed exclusively to Avalon under this Agreement, the Parties shall have the first right but not the obligation to jointly remove such infringement using * including the filing of an infringement suit or taking other similar action. * of the reasonable and verifiable costs and expenses incurred in connection with such action. In the event the Parties fail to jointly take * to remove any infringement of any Joint Technology within * following notice of such infringement, or a Party earlier notifies the other in writing of its intent not to take such steps, the Party pursuing the filing, prosecution or maintenance of a Patent comprising such Joint Technology (the “Prosecuting Party”) shall have the right to do so * or, in the event such Party declines, the other Party shall have the right to do so *; provided, however, that if the Parties have jointly commenced negotiations with an alleged infringer for discontinuance of such infringement within such * period, the Parties shall have an additional * to conclude their negotiations before a Party unilaterally may bring suit for such infringement.
                    (b) Medarex Technology. With respect to Medarex Technology exclusively licensed to Avalon under this Agreement, Medarex shall have the first right, but not the obligation, to remove such infringement with respect to an antibody-based product against a Collaboration Target *. In the event Medarex fails to take * to remove any such infringement of such Medarex Technology within * following notice of such infringement, or earlier notifies Avalon in writing of its intent not to take such steps, Avalon shall have the right to do so * provided, however, that if Medarex has commenced negotiations with an alleged infringer for discontinuance of such infringement within such * period, Medarex shall have an additional * to conclude its negotiations before Avalon may bring suit for such infringement; and provided further that * of the reasonable out-of-pocket costs

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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incurred by Medarex with respect to the removal of any such infringement to the extent that such infringement adversely affects the Exploitation of any Unilateral Product.
                    (c) Avalon Technology. With respect to Avalon Technology, Avalon shall have the sole right, but not the obligation, to remove such infringement *.
                    5.3.2 Cooperation. The Party not enforcing the applicable Technology shall provide reasonable assistance to the other Party, including providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow the enforcing Party to maintain the action.
                    5.3.3 Recovery. Any amounts recovered by a Party pursuant to Section 5.3.1, whether by settlement or judgment, shall be used to * for their reasonable costs and expenses in making such recovery * with * remainder being retained by the Party that has exercised its right to bring the enforcement action; provided, however, that to the extent that any award is attributable to loss of sales of a Unilateral Product, the Parties shall negotiate * an appropriate allocation of such award to reflect the economic interests of the Parties under this Agreement with respect to such Unilateral Product.
          Section 5.4 Potential Third-Party Rights.
                    5.4.1 Third-Party Licenses. If (a) in the opinion of outside patent counsel to Avalon, Avalon, or any of its Affiliates, licensees or permitted sublicensees, cannot Exploit a Unilateral Product in a country in the Territory without infringing one or more Patents that have issued to a Third Party in such country, or (b) as a result of any claim made against a Party, or any of its Affiliates, licensees or permitted sublicensees, alleging that the Exploitation of a Unilateral Product infringes or misappropriates any Patent or any other intellectual property right of a Third Party in a country in the Territory, a judgment is entered by a court of competent jurisdiction from which no appeal is taken within the time permitted for appeal, such that Avalon cannot Exploit such Unilateral Product in such country without infringing the Patent or other proprietary rights of such Third Party, then, in either case, Avalon shall have the first right, but not the obligation to negotiate and to obtain a license from such Third Party as necessary for the Exploitation of any Unilateral Products hereunder in such country; provided, however, that Medarex shall have the sole right to seek any such license with respect to Mice-Related Technology and shall use * to obtain such a license in its own name from such Third Party in such country, under which Medarex shall, to the extent permissible under such license, grant a sublicense to Avalon as necessary for Avalon, and any of its Affiliates and permitted sublicensees, to Exploit the Unilateral Products as provided

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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hereunder in such country. * of all royalty and other obligations with respect to the Exploitation of Unilateral Products.
                    5.4.2 Third-Party Litigation. In the event that a Third Party institutes a Patent, Trademark or other infringement suit (including any suit alleging the invalidity or unenforceability of the Patents of a Party or its Affiliates, or claiming confusion, deception or dilution of a Trademark by a Product Trademark) against either Party or its respective Affiliates, licensees or permitted sublicensees during the Term, alleging that the Exploitation of the Unilateral Products in the Territory or any other activities hereunder, infringes one or more Patent, Trademark or other intellectual property rights held by such Third Party (an “Infringement Suit”), the Parties shall cooperate with one another in defending such suit. Avalon shall direct and control, at its sole cost and expense, any Infringement Suit with respect to the Unilateral Products (excluding any Infringement Suit with respect to the Mice-Related Technology as to which Medarex shall retain the exclusive right to direct and control); provided, however, that Avalon shall not cease to defend, settle or otherwise dispose of a suit with respect to any intellectual property of Medarex without Medarex’s prior written consent, *. With respect to the Collaboration Patents, licensed to Avalon under this Agreement, Product Trademarks and with respect to the Exploitation of Unilateral Products, Avalon shall bear one hundred percent (100%) of those costs and expenses. With respect to Joint Patents, the Parties shall each bear fifty percent (50%) of any costs and expenses of such defense; provided, with respect to the Exploitation of Unilateral Products, Avalon shall bear one hundred percent (100%) of those costs and expenses. In addition, * shall pay any and all amounts awarded in any suit against Avalon and/or Medarex with respect to exploitation of Unilateral Product and any and all amounts paid in any settlement of such suit or threatened suit.
                    5.4.3 Retained Rights. Nothing in this Section 5.4 shall prevent Avalon *, from obtaining any license or other rights from Third Parties it deems appropriate in order to permit the full and unhindered exercise of its rights under this Agreement.
          Section 5.5 Exchange of Know-How.
                    5.5.1 Information Disclosure. Medarex shall, and shall cause its Affiliates to, without additional compensation and at its sole expense, disclose and make available to Avalon, in whatever form Avalon may * request, all Regulatory Documentation, and all Medarex Technology, Collaboration Technology and Joint Technology in the possession of Medarex that is licensed to Avalon under this Agreement with respect to each Unilateral Target and Unilateral Product immediately after such Unilateral Target is first designated as such and thereafter immediately upon the earlier of the conception or reduction to practice, discovery, development or making of each such Regulatory Documentation, and all Medarex

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Technology, Collaboration Technology and Joint Technology in the possession of Medarex that is licensed to Avalon under this Agreement.
                    5.5.2 Cooperation. Medarex shall cooperate with any and all * requests for assistance from Avalon *, including by making its employees, consultants and other scientific staff available upon reasonable notice during normal business hours at Medarex’s place of business to consult with Avalon on issues arising with respect to the Medarex Technology in connection with the research, development, commercialization or other Exploitation of Unilateral Products.
                    5.5.3 Biological Materials. For purposes of facilitating the conduct of the development activities with respect to the Unilateral Products, Medarex shall provide to Avalon the Biological Materials that are technology licensed to Avalon under this Agreement and that is necessary to perform such activities. The Parties agree that: (a) all such Biological Materials provided by Medarex to Avalon and any Biological Material produced against or with, or derived from, such Biological Materials shall be used solely for the development and commercialization of Unilateral Products, and in material compliance with all Applicable Law; (b) all such Biological Materials under this Agreement shall be provided without any warranties, express or implied; (c) Medarex shall obtain (or cause its Third Party collaborators to obtain or certify that they have obtained) all appropriate and required consents from the source of such Biological Materials; (d) Biological Materials provided by Medarex to Avalon shall not be made available by Avalon to any Third Party except as necessary for Avalon to perform its obligations hereunder, unless the prior written consent of Medarex is first obtained; and (e) subject to the license grants in Article 2, all right, title and interest in and to the Mice Materials and the Mice-Related Technology shall be, and remain, vested in Medarex.
                    5.5.4 Regulatory Records. Avalon shall maintain, or cause to be maintained, records of its respective research, development, manufacturing and commercialization activities for the Unilateral Products, including all Regulatory Documentation, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of such activities, and which shall be retained during the Term and for a period of * thereafter, or for such longer period as may be required by Applicable Law. Medarex shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records, except to the extent that such records contain proprietary information with respect to the Mice Materials, Mice-Related Technology or Avalon’s Production Process Technology. Medarex shall have an irrevocable, perpetual right to use and reference such Regulatory Documentation for all purposes.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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                    5.5.5 Production Process Technology. Notwithstanding anything to the contrary in this Section 5.5 or elsewhere in this Agreement, Medarex shall not be obligated to disclose or provide any of its Production Process Technology, including Biological Materials with respect thereto, to Avalon or any Third Party except as may be required or permitted under a separate written agreement entered into by the Parties pursuant to Section 1.2.8 or Section 1.6 of the Collaboration Agreement.
ARTICLE 6 -
TERM AND TERMINATION
          Section 6.1 Term. The term of this Agreement shall commence upon the Effective Date and shall continue in effect until such time as there is no longer any Unilateral Product being Exploited hereunder, unless terminated at an earlier date in accordance with the terms and conditions set forth in this Article 6.
          Section 6.2 Termination of Agreement for Material Breach. Any material failure by a Party to comply with any of its material obligations contained herein shall, in addition to any remedy available under Section 6.3 hereof, entitle the Party not in default to give to the Party in default written notice specifying the nature of the default, requiring the defaulting Party to make good or otherwise cure such default, and stating its intention to terminate if such default is not cured. If such default is not cured within * after the receipt of such notice (or, if such default cannot be cured within such * period, if the Party in default does not commence actions to cure such default within such period and thereafter diligently continue such actions and cure such default within * after the receipt of such notice), except in the case of a payment default, as to which the defaulting Party shall have only a * cure period, the Party not in default shall be entitled, on written notice to the other Party, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement in its entirety.
          Section 6.3 Termination of Rights with Respect to Unilateral Products Upon Material Breach. Any material failure by Avalon to comply with any of its material obligations contained herein with respect to a specific Unilateral Product shall entitle Medarex to give to Avalon notice specifying the nature of the default, requiring Avalon to make good or otherwise cure such default, and stating its intention to convert such Unilateral Product to a Unilateral Product of Medarex under the Unilateral Development and Commercialization Agreement attached to the Collaboration Agreement as Appendix D-1 if such default is not cured. If such default is not cured within * after the receipt of such notice (or, if such default cannot be cured within such * period, if Avalon does not commence actions to cure such default within such period and thereafter diligently continue such actions or if such default is not otherwise cured within * after the receipt of such notice), except in the

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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case of a payment default, as to which Avalon shall have only a * cure period. Medarex shall be entitled, on written notice to Avalon, to convert the such Unilateral Product to a Unilateral Product of Medarex, whereupon each shall be subject to their respective rights and obligations under the Unilateral Development and Commercialization Agreement attached to the Collaboration Agreement as Appendix D-1, including the indemnification obligations and the royalty obligations set forth therein (provided that the royalty rate owed by Medarex pursuant to such Unilateral Development and Commercialization Agreement shall equal the royalty rate that Avalon would have owed Medarex had it not defaulted).
          Section 6.4 Termination Upon Insolvency. Either Party may terminate this Agreement if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if such other Party proposes a written agreement of composition or extension of its debts, or if such other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within * after the filing thereof, or if such other Party shall propose or be a party to any dissolution or liquidation, or if such other Party shall make an assignment for the benefit of its creditors.
          Section 6.5 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Medarex or Avalon are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the United States Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the United States Bankruptcy Code, the Party hereto that is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding continues to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.
          Section 6.6 Consequences of Expiration or Termination.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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                    6.6.1 Licenses. Upon expiration of the Agreement in accordance with Section 6.1 and the payment of all amounts due under Section 3.1, the licenses granted by Medarex to Avalon hereunder shall be deemed fully-paid up and nonexclusive.
                    6.6.2 Return of Information. Upon expiration of this Agreement pursuant to Section 6.1 or upon termination of this Agreement in its entirety by either Party pursuant to this Article 6, Avalon, at the request of Medarex, shall return all data, files, records and other materials in its possession or control relating to Medarex’s Technology, or containing or comprising Medarex’s Information and Inventions or other Confidential Information and to which Avalon does not retain rights hereunder (except one copy of which may be retained for archival purposes) and Avalon agrees not to use any Medarex Technology and/or Collaboration Technology except as permitted under another Agreement between Avalon and Medarex.
          Section 6.7 Accrued Rights; Surviving Obligations.
                    6.7.1 Accrued Rights. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.
                    6.7.2 Survival. Articles 3 (with respect to obligations arising prior to expiration or termination), 4 and 7 (provided Section 7.3 shall survive for * after the expiration or earlier termination of this Agreement), and Sections 1.1, 2.3 (with respect only to the last sentence thereof), 2.4, 3.9, 3.10, 5.1, 5.2.2, 5.2.3, 5.5.3 (with respect only to the last sentence thereof), 5.5.4, 5.5.5, 6.5, 6.6, 8.2, 9.4, 9.5 and 9.6 of this Agreement and this Section 6.7 shall survive *.
ARTICLE 7 -
INDEMNIFICATION AND INSURANCE
          Section 7.1 Indemnification of Medarex. Avalon shall indemnify Medarex, its Affiliates and their respective directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third-Party Claims arising from or occurring as a result of (a) the development, manufacture or commercialization of a Unilateral Target or Unilateral Product by or on behalf of Avalon or its Affiliates or sublicensees, or by any person or entity that performs any of the foregoing for on behalf of Avalon or its Affiliates or sublicensees or with Unilateral Target or Unilateral Product obtained directly or indirectly from Avalon or its Affiliates or sublicensees or, (b) the gross

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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negligence or willful misconduct on the part of Avalon or its Affiliates, licensees or sublicensees in performing any activity contemplated by this Agreement.
          Section 7.2 Indemnification Procedure.
                    7.2.1 Notice of Claim. The indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such indemnified Party intends to base a request for indemnification under Section 7.1 or Section 7.2, but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time). The indemnified Party shall furnish * to the indemnifying Party copies of all papers and official documents received in respect of any Losses. All indemnification claims in respect of a Party, its Affiliates or their respective directors, officers, employees and agents (collectively, the “Indemnitees” and each an “Indemnitee”) shall be made solely by such Party to this Agreement (the “Indemnified Party”).
                    7.2.2 Control of Defense. At its option, the indemnifying Party may assume the defense of any Third-Party Claim by giving written notice to the Indemnified Party within * after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third-Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify any Indemnitee in respect of the Third-Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against any Indemnitee’s claim for indemnification. Upon assuming the defense of a Third-Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third-Party Claim any legal counsel selected by the indemnifying Party. In the event the indemnifying Party assumes the defense of a Third-Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by any Indemnitee in connection with the Third-Party Claim. Should the indemnifying Party assume the defense of a Third-Party Claim, the indemnifying Party shall not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third-Party Claim. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless an Indemnitee from and against the Third-Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Losses incurred by the indemnifying Party in its defense of the Third-Party Claim with respect to such Indemnitee.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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                    7.2.3 Right to Participate in Defense. Without limiting Section 7.3.2, any Indemnitee shall be entitled to participate in, but not control, the defense of such Third-Party Claim and to engage counsel of its choice for such purpose; provided, however, that such engagement shall be at the Indemnitee’s own expense unless (a) the engagement thereof has been specifically authorized by the indemnifying Party in writing, or (b) the indemnifying Party has failed to assume the defense and engage counsel in accordance with Section 7.3.2 (in which case the Indemnified Party shall control the defense).
                    7.2.4 Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third-Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third-Party Claims, where the indemnifying Party has assumed the defense of the Third-Party Claim in accordance with Section 7.3.2, the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed). The indemnifying Party shall not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third-Party Claim, no Indemnitee shall admit any liability with respect to, or settle, compromise or discharge, any Third-Party Claim without the prior written consent of the indemnifying Party.
                    7.2.5 Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third-Party Claim, the Indemnified Party shall, and shall cause each other Indemnitee to, reasonably cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third-Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party shall

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.
                    7.2.6 Expenses. Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a calendar quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
          Section 7.3 Insurance. Avalon shall have and maintain such types and amounts of liability insurance * and shall upon request provide the other Party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.
ARTICLE 8 -
REPRESENTATIONS, WARRANTIES AND COVENANTS
          Section 8.1 Representations, Warranties and Covenants. Each Party is entering into this Agreement in reliance upon the representations, warranties and covenants of the other Party set forth in Sections 10.1, 10.2 and 10.3 of the Collaboration Agreement.
          Section 8.2 DISCLAIMER OF WARRANTY. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 10.1, 10.2 AND 10.3 OF THE COLLABORATION AGREEMENT, AVALON AND MEDAREX MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND AVALON AND MEDAREX EACH SPECIFICALLY DISCLAIM ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
ARTICLE 9 -
MISCELLANEOUS
          Section 9.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the nonperforming Party, including fires, floods, earthquakes, embargoes,

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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shortages, epidemics, quarantines, war, acts of war (whether war be declared or not) or terrorism, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority. The non-performing Party shall notify the other Party of such force majeure within * after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use * to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for * after the date of the occurrence, the Parties shall meet to discuss * how to proceed in order to accomplish the goals of the Collaboration outlined in this Agreement.
          Section 9.2 Assignment. Without the prior written consent of the other Party hereto, neither Party shall sell, transfer, assign, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either Party hereto may assign or transfer this Agreement or any of its rights or obligations hereunder without the consent of the other Party (a) to any Affiliate of such Party; or (b) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates if in any such event (i) the assigning Party (provided that it is the surviving entity) remains jointly and severally liable with the relevant Avalon Affiliate, Medarex Affiliate or Third Party assignee under this Agreement, and (ii) the relevant Avalon Affiliate assignee, Medarex Affiliate assignee, Third Party assignee or surviving entity assumes in writing all of the assigning Party’s obligations under this Agreement. For purposes of clarification with respect to subsection (b) herein, a Third Party that merges or consolidates with a Party, or to which a Party transfers all or substantially all of its assets to which this Agreement relates, shall not be deemed to grant the other Party to this Agreement any license to such Third Party’s technology in existence as of the effective date of such merger, consolidation or transfer, unless such grant is made pursuant to a separate agreement, provided such Third Party shall maintain all licenses granted hereunder by such first Party with respect to its Technology and any Information and Inventions with respect thereto. Any purported assignment or transfer in violation of this Section shall be void ab initio and of no force or effect.
          Section 9.3 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

26

unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties herein. To the fullest extent permitted by applicable law, each Party hereby waives any provision of law that would render any provision prohibited or unenforceable in any respect.
          Section 9.4 Disputes. Any dispute that may arise relating to this Agreement shall be referred to the Chief Executive Officers of each of the Parties (or their respective designees) who shall use * to mutually agree upon the proper course of action to resolve the dispute. If any dispute is not resolved by the Chief Executive Officers of the Parties (or their designees) within * after such dispute is referred to them, or such longer period as the Chief Executive Officers (or their designees) may collectively agree, then either Party shall have the right to litigate such dispute in accordance with Section 9.5 or to pursue such other dispute resolution mechanism as the Parties may agree.
          Section 9.5 Governing Law, Jurisdiction, Venue and Service.
                    9.5.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.
                    9.5.2 Jurisdiction. The Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts.
                    9.5.3 Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of the State of Delaware or the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
                    9.5.4 Service. Each Party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

27

                    9.5.5 Patents and Trademarks. Notwithstanding the foregoing, any disputes regarding the validity, scope or enforceability of Patents or Trademarks shall be submitted to a court of competent jurisdiction in the territory in which such rights apply.
          Section 9.6 Notices. All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier as provided herein), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:
     If to Avalon, to:
Avalon Pharmaceuticals, Inc.
20358 Seneca Meadows Road
Germantown, Maryland 20876
Attention: CEO
Facsimile: 301-556-9910
     If to Medarex, to:
Medarex, Inc.
707 State Road
Princeton, New Jersey 08540-1437
Attention: President
Facsimile: (609) 430-2850
with a copy to:
Medarex, Inc.
707 State Road
Princeton, New Jersey 08540-1437
Attention: General Counsel
Facsimile: (609) 430-4215
or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such communication shall be deemed to have been received (a) when delivered, if personally delivered or sent by facsimile on a business day, (b) on the business day after dispatch, if sent by nationally-recognized overnight courier, and (c) on the third business day following the date of mailing, if sent by mail. It is understood and

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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agreed that this Section 9.6 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.
          Section 9.7 Entire Agreement; Modifications. This Agreement, together with the Appendix attached hereto and the Collaboration Agreement, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded hereby and thereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein or therein. No amendment, modification, release or discharge shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.
          Section 9.8 Relationship of the Parties. It is expressly agreed that the Parties shall be independent contractors of one another and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Neither Party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.
          Section 9.9 Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Articles 4 and 5 of this Agreement are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, and that any violation or threatened violation of any provision of Article 4 or 5 will result in irreparable injury to such other Party. Each Party also acknowledges and agrees that in the event of a violation or threatened violation of any provision of Article 4 or 5, the other Party shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving irreparable injury or actual damages and without the necessity of having to post a bond, as well as to an equitable accounting of all earnings, profits and other benefits arising from any such violation. The rights provided in the immediately preceding sentence shall be cumulative and in addition to any other rights or remedies that may be available to such other Party. Nothing in this Section 9.9 is intended, or should be construed, to limit such other Party’s right to preliminary and permanent injunctive relief or any other remedy for breach of any other provision of this Agreement.
          Section 9.10 Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

29

waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.
          Section 9.11 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          Section 9.12 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other parties.
          Section 9.13 Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.
          Section 9.14 English Language. This Agreement has been written and executed in the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.
          Section 9.15 References. Unless otherwise specified, (a) references in this Agreement to any Article, Section, Appendix, Schedule or Exhibit shall mean references to such Article, Section, Appendix, Schedule or Exhibit of this Agreement, (b) references in any section to any clause are references to such clause of such section, and (c) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.
          Section 9.16 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

30

“including” as used herein shall mean including, without limiting the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.
[The remainder of this page has been intentionally left blank.]

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

31

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Medarex, Inc.		Avalon Pharmaceuticals, Inc.

By:	/s/James B. Cornett, Ph.D.	By:	/s/ Kenneth C. Carter, Ph.D.

Name: James B. Cornett, Ph.D.		Name: Kenneth C. Carter, Ph.D.
Title: VP, Business Development		Title: President and CEO

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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APPENDIX A
Unilateral Products and Unilateral Targets
     This Appendix to the UNILATERAL DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (“Agreement”) effective as of October 15, 2003, by and between MEDAREX PHARMACEUTICALS, INC. (“Medarex”) and AVALON, INC., on behalf of itself and its wholly owned subsidiary, GENPHARM INTERNATIONAL, INC., (collectively, “Avalon”) sets forth the Unilateral Products with respect to the applicable Unilateral Targets.
     The contents of this Appendix A are hereby incorporated into the Agreement and are governed by the terms and conditions of the Agreement, including the confidentiality provisions set forth therein.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX D-2
Unilateral Development and Commercialization Agreement
     This Appendix to the COLLABORATION AGREEMENT (“Agreement”) effective as of October 15, 2003, by and between AVALON PHARMACEUTICALS, INC. (“Avalon”) and MEDAREX, INC., on behalf of itself and its wholly owned subsidiary, GENPHARM INTERNATIONAL, INC., (collectively, “Medarex”) sets forth the Unilateral Development and Commercialization Agreement between the Parties. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement, unless otherwise expressly provided herein.
     The contents of this Appendix D-2 are hereby incorporated into the Agreement and are governed by the terms and conditions of the Agreement, including the confidentiality provisions set forth therein.
D-2

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX D-2
UNILATERAL DEVELOPMENT
AND COMMERCIALIZATION AGREEMENT
     THIS UNILATERAL DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (“Agreement”) is made and entered into effective as of October 15, 2003 (the “Effective Date”), by and between AVALON PHARMACEUTICALS, INC., having principal offices at 19 Firstfield Road Gaithersburg, MD 20878 (“Avalon”) and MEDAREX, INC., having principal offices at 707 State Road, Princeton, New Jersey 08540-1437, on behalf of itself and its wholly owned subsidiary, GENPHARM INTERNATIONAL, INC., with principal offices at 521 Cottonwood Drive, Milpitas, California 95035 (collectively, “Medarex”). Avalon and Medarex each may be referred to herein individually as a “Party,” or collectively as the “Parties.”
     WHEREAS, Avalon and Medarex have entered into that certain Collaboration Agreement, dated as of the date hereof (the “Collaboration Agreement”);
     WHEREAS, the Parties have agreed that in the event Avalon elects not to proceed with the development and commercialization of certain Collaboration Targets and Medarex notifies Avalon of its election to proceed unilaterally with such development and commercialization in accordance with Section 5.1.2 of the Collaboration Agreement, that Medarex shall have the right to do so in accordance with the terms set forth below; and
     WHEREAS, the Parties have agreed that in the event Avalon fails to comply with any of its material obligations contained in the Collaboration Agreement with respect to a Collaboration Product, Medarex shall have the right to convert such Collaboration Product into a Unilateral Product in accordance with Section 8.2 of the Collaboration Agreement and proceed unilaterally with the development and commercialization of such Unilateral Product in accordance with the terms set forth below;
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound, do hereby agree as follows:
ARTICLE 1 -
UNILATERAL DEVELOPMENT AND COMMERCIALIZATION
     Section 1.1 Definitions. Any capitalized term used in this Agreement not otherwise defined herein shall have the meaning set forth in the Collaboration Agreement.
     Section 1.2 Unilateral Targets and Unilateral Products. In the event that Medarex provides Avalon with (a) an Election Notice with respect to a Collaboration Target pursuant to Section 5.1.2 of the Collaboration Agreement, or (b) written notice of Avalon’s failure to cure a default in any of its material obligations with respect to a Collaboration Product with respect to a Collaboration Target pursuant to Section 8.2 of the Collaboration Agreement, Appendix A hereto

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1

shall be amended to include such Collaboration Target, which shall be referred to herein as “Unilateral Targets” and any Collaboration Antibodies and Collaboration Products with respect thereto, which shall be deemed to be Unilateral Products (as defined herein). Medarex shall have the exclusive right to Exploit any and all Antibodies and Antibody Products with respect to the Unilateral Targets (collectively, “Unilateral Products”).
     Section 1.3 Rights and Obligations of the Parties with respect to Unilateral Products. Except as otherwise expressly provided herein, * for all costs and expenses in connection with the development and commercialization of the Unilateral Products; provided, however, that * budgeted costs and expenses associated with the research and development activities with respect to the Unilateral Products that * has committed to in the applicable Project Budget as necessary with respect to such Unilateral Product to complete that phase (e.g., toxicology studies in support of an IND or Phase I, Phase II or Phase III) of research and development that was under way when * of such Unilateral Products but only to the extent that such costs and expenses are part of an approved Project Budget at the time that Medarex provides an Election Notice. By way of clarification, *, for all milestone and royalty payments, license fees and other payments owed to Third Parties, whether by Medarex, Avalon or their respective Affiliates, in connection with the development and commercialization of Unilateral Products, including any payments owed by *. The Parties shall work together to ensure a smooth and orderly transition of the Unilateral Products to Medarex, including the assignment to Medarex of any third-party service contracts with respect to the Exploitation of such Unilateral Products. Except for the obligations provided for in this Section 1.3, * (a) to support or otherwise fund any additional efforts in respect of such Unilateral Products, and (b) no obligation, responsibility, or authority regarding such additional efforts in respect of such Unilateral Products.
     Section 1.4 Performance of Medarex. Medarex shall use * to develop and commercialize one or more Unilateral Products with respect to each Unilateral Target. Such activities shall be performed in good scientific manner, and in compliance in all material respects with all Applicable Law, including current good laboratory practices and good clinical practices (including compliance with such practices and guidelines necessary to allow the results of such activities to support INDs, BLAs and other Regulatory Approvals), as applicable.
     Section 1.5 Medarex Reports. Medarex shall provide * written progress report to Avalon describing the development and commercialization activities with respect to each of its Unilateral Products in sufficient detail to enable Avalon to determine whether Medarex is using * with respect thereto.
     Section 1.6 Communications and Filings with Regulatory Authorities. Medarex shall be responsible for all communications and filings with the Regulatory Authorities with respect to each of its Unilateral Products.
     Section 1.7 Opt-Out by Medarex. If, at any time, Medarex decides to cease development or commercialization of all Unilateral Products with respect to a Unilateral Target, either alone or in collaboration with or through a Third Party, it shall give * written notice thereof to Avalon, which notice shall describe in reasonable detail the reasons for such decision. Medarex

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2

shall, for a period of * after notice to Avalon with respect thereto, furnish Avalon with such information and materials as Avalon may reasonably request so as to determine whether it wishes to proceed with the unilateral development and commercialization of such Unilateral Products, including a statement detailing * actually incurred by or on behalf of Medarex in connection with the Exploitation of such Unilateral Products (the “Unilateral Expenses”). Upon its receipt of all of such information and materials, Avalon shall, for a period of * days, have the right to elect to proceed unilaterally with the development and commercialization of such Unilateral Products by making a payment to Medarex equal to * of all Unilateral Expenses and * of all milestones paid by Medarex to Avalon with respect to such Unilateral Products. Upon such election, Appendix A shall be amended to delete such Unilateral Target and any Unilateral Products with respect thereto, and the Unilateral Development and Commercialization Agreement set forth in Appendix D-1 to the Collaboration Agreement shall be automatically amended to include such Unilateral Target and such Unilateral Products, provided that the royalty rate with respect to such Unilateral Products shall be *. By way of clarification, Medarex shall have the right to pursue one or more Unilateral Products with respect to a Unilateral Target and any decision to cease Exploiting one in favor of another shall not be subject to this Section 1.7 for so long as Medarex is using * to develop and commercialize at least one Unilateral Product with respect to such Unilateral Target.
ARTICLE 2 -
LICENSE GRANTS
     Section 2.1 Avalon Grant. Subject to Section 2.2 and the other terms and conditions of this Agreement, Avalon hereby grants to Medarex and its Affiliates, with respect to each Unilateral Product, an exclusive (even as to Avalon and its Affiliates), worldwide, royalty-bearing right and license, with the right to sublicense solely as provided in Section 2.3, under the Avalon Technology, the Collaboration Technology and the Joint Technology to Exploit such Unilateral Products in the Territory in accordance with this Agreement.
     Section 2.2 Exclusivity, Reserved Rights and Pre-Existing Grants.
          2.2.1 Antigen Exclusivity. Subject to Sections 2.2.2 and 2.2.3, the Parties acknowledge and agree that during *, no Party shall engage, directly or indirectly, on behalf of itself or any other party, in the research, development, commercialization or other Exploitation of antibody-based products with respect to any Unilateral Target listed on Appendix A other than the Unilateral Products as provided in this Agreement.
          2.2.2 Research and Commercialization Agreements. Subject to the obligations of Medarex under the Collaboration Agreement, Medarex shall have the right to (a) grant licenses and other rights to other parties under the Medarex Technology for such parties to Exploit Antibody Products (but not Unilateral Products containing or comprising Collaboration Antibodies) with respect to Antigens, including Unilateral Targets, (b) transfer Medarex Know-How to such parties in connection therewith, including by providing instruction with respect to the use and immunization of HuMAb Mice and the Additional Mice and assistance with respect to the Mice-Related Technology, (c) develop production processes for, and manufacture, such Antibody Products, and (d) receive license fees, milestone payments, royalties and other

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

3

remuneration in connection therewith, but, in connection with clause (a), (b), (c) or (d) above, not to otherwise actively participate in the clinical development or commercialization of such Antibody Products by such parties (each agreement with respect to the foregoing, a “Research and Commercialization Agreement”).
     Section 2.3 Sublicenses. Medarex shall have the right to grant sublicenses under the license granted in Section 2.1 to: (a) Affiliates without the approval of Avalon, provided that Medarex shall remain jointly and severally liable for the performance or non-performance of any such Affiliate sublicensee, and (b) Third Parties without the approval of Avalon; provided, however, that any Third Party sublicense with respect to the Avalon Technology shall be with the prior approval of Avalon, * which approval shall be deemed to be granted with respect to a sublicense if Avalon fails, within * of its receipt of a written notice from Medarex setting forth in reasonable detail the nature of such sublicense and the identity of the Third Party sublicensee, to notify Medarex that it withholds its consent to such sublicense and the reasons therefor; and provided further that any such Third Party sublicensee to the Avalon Technology enters into a written agreement with Medarex that acknowledges that the rights are subject to this Agreement and to indemnify Avalon and its Affiliates to the extent provided in Article 7 and agrees to be bound by the provisions of Articles 4 and 5 and Sections 1.3 and 1.4, with Avalon being made a third party beneficiary with respect to such provisions with the right to enforce such provisions. Notwithstanding the previous sentence, the grant of any sublicense hereunder shall not relieve Medarex of its obligations under this Agreement and Medarex shall be liable to Avalon for any act (or failure to act) by a sublicensee which would be a breach of this Agreement if such act (or failure to act) was by Medarex.
     Section 2.4 License Limitations. Medarex hereby covenants to Avalon that neither Medarex nor any of its Affiliates, licensees or sublicensees shall use or practice the Avalon Technology or the Collaboration Technology, directly or indirectly, on behalf of itself or any other party, for any purpose other than as permitted under Section 2.1 of this Agreement and as permitted by the Collaboration Agreement and in particular, but without limiting the generality of the foregoing, for any research, development, commercialization or other Exploitation of an Antibody Product or any other product or method, other than a Unilateral Product or a Collaboration Product as provided hereunder or in the Collaboration Agreement.
     Section 2.5 No Other Rights. For the avoidance of doubt, Medarex and its Affiliates shall have no right, express or implied, with respect to the Avalon Technology or the Collaboration Technology, in each case except as expressly provided in Section 2.1 of this Agreement and Section 3.1 of the Collaboration Agreement.
ARTICLE 3 -
FINANCIAL PROVISIONS
     Section 3.1 Milestone Payments. Within thirty (30) days of the achievement of the following milestones, on a Unilateral Target-by-Unilateral Target basis, for Unilateral Products with respect to each Unilateral Target, Medarex shall pay to Avalon the specified milestone payments:

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4

	1st Unilateral	2nd Unilateral	Each Additional
	Product with	Product with	Unilateral Product
	respect to a	respect to a	with respect to a
Milestones	Unilateral Target	Unilateral Target	Unilateral Target
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
          3.1.1 Back-up Products. In the event that Medarex discontinues a Unilateral Product with respect to a Unilateral Target prior to the First Commercial Sale (as defined in Section 3.3) of such Unilateral Product, any milestones paid to Avalon with respect to such Unilateral Product pursuant to this Section 3.1 shall be credited untie exhausted against any milestones due with respect to subsequent Unilateral Products with respect to such Unilateral Target.
     Section 3.2 Royalties.
          3.2.1 Obligation. With respect to each Unilateral Product, Medarex shall pay Avalon royalties based upon * (on a calendar year basis) for such Unilateral Product. The royalty rates shall be determined on a Unilateral Product-by-Unilateral Product basis based on *.
          3.2.2 Rates. The royalty rates for each Unilateral Product (a) for which Avalon Opted-Out pursuant to Section 5.1.1 of the Collaboration Agreement, or (b) which was converted from a Collaboration Product pursuant to Section 8.2 of the Collaboration Agreement upon Avalon’s default in any of its material obligations shall be as follows:

Opt-Out or Termination Phase	Royalty
*	*
*	*
*	*
*	*
If an Opt-Out (as opposed to a termination event) occurs within * after the end of a Phase, the royalty rate shall be calculated based on *.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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          3.2.3 Definitions. For purposes of this Agreement, the following definitions shall apply:
               (a) “Major Market” shall mean each of Japan, the United States, the United Kingdom, France, Germany and the European Union as a whole.
               (b) “Phase I” shall mean a human clinical trial, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients as required in 21 C.F.R. §312, or a similar clinical study prescribed by the Regulatory Authorities in a Major Market other than the United States.
               (c) “Phase I Completion” shall mean, with respect to a Collaboration Target, the completion of a complete data package from (i) a Phase I study which data package is sufficient to support the commencement of Phase II studies in support of the filing of an approvable BLA in a Major Market, or (ii) in the event that Phase I and Phase II are combined, the first study in support of the filing of an approvable BLA in a Major Market that enrolled at least twenty (20) subjects, in either case for the first Collaboration Product with respect to such Collaboration Target.
               (d) “Phase II” shall mean a human clinical trial, for which a primary endpoint is a preliminary determination of efficacy or dose ranges in patients with the disease target being studied as required in 21 C.F.R. §312, or a similar clinical study prescribed by the Regulatory Authorities in a Major Market other than the United States. Any well-controlled study intended to provide the substantial evidence of efficacy necessary to support the filing of an approvable BLA (such as a combined Phase II/Phase III study, or any Phase III study in lieu of a Phase II study) (a “Pivotal Study”) shall automatically be deemed to have reached Phase II status. A Phase II study shall be deemed to have commenced when the first subject in such study has been enrolled.
               (e) “Phase II Completion” shall mean, with respect to a Collaboration Target, the completion of a complete data package from (a) Phase II studies, which data package is sufficient to support the commencement of Phase III studies in support of the filing of an approvable BLA in a Major Market, or (b) in the event that Phase II and III studies are combined, the first such study in support of the filing of an approvable BLA in a Major Market that enrolled at least forty (40) patients with the disease target being studied, in either case for the first Collaboration Product with respect to such Collaboration Target.
               (f) “Phase III” shall mean a human clinical trial, the principal purpose of which is to establish safety and efficacy in patients with the disease target being studied as required in 21 C.F.R. §312, or similar clinical study prescribed by the Regulatory Authorities in a Major Market other than the United States. A Phase III study shall also include any other human clinical trial intended as a Pivotal Study, whether or not such study is a traditional Phase III study. A Phase III study shall be deemed to have commenced when the first patient has been enrolled in a Pivotal Study.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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               (g) “Phase III Completion” shall mean, with respect to a Collaboration Target, the completion of a data package for a Phase III study with respect to the first Collaboration Product with respect to such Collaboration Target, which data package is sufficient to support the filing of an approvable BLA for such Collaboration Product in a Major Market.
     Section 3.3 Royalty Term. Medarex’s royalty obligations under Section 3.2.2 shall terminate, on a country-by-country basis, with respect to each Unilateral Product with respect to a Unilateral Target, on the later to occur of (a) the * anniversary of the first sale for use or consumption by the general public of such Unilateral Product in a country after Regulatory Approval has been obtained for such Unilateral Product in such country (the “First Commercial Sale”), and (b) the expiration date in such country of the last to expire of any issued Joint Patent or Avalon Patent or Collaboration Patent that includes at least one Valid Claim covering the sale of such Unilateral Product in such country. For purposes of this Agreement, a “Valid Claim” shall mean, with respect to a particular country, a claim of an issued and unexpired Patent in such country that (x) has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken or has been taken within the time allowed for appeal; and (y) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country. Upon termination of the royalty obligations of Medarex with respect to a Unilateral Product under this Section 3.3 in a country, the license grants to Medarex in Section 2.1 with respect to such Unilateral Product in such country shall become fully-paid up and nonexclusive with respect to such country.
     Section 3.4 Royalty Payments. Running royalties shall be payable on quarterly basis, within * days after the end of each calendar quarter, based upon the *. Royalties shall be calculated in accordance with GAAP and with the terms of this Article 3. Only * royalty payment will be due on * even though the manufacture, sale or use of such * may be covered by more than one intellectual property right in a country.
     Section 3.5 Royalty Statements. Medarex shall deliver to Avalon within * after the end of each calendar quarter in which Unilateral Products, for which Medarex owes a royalty hereunder, are sold, a detailed statement showing, (a) Net Sales of each such Unilateral Product, (b) the number of units of each such Unilateral Product sold on a country-by-country basis during the applicable calendar quarter, and (c) the amount and calculation of royalties due on such Net Sales; and (d) any other information reasonably requested by Avalon to determine royalties owed to Avalon.
     Section 3.6 Payment Method. All amounts due from Medarex hereunder shall be paid in U.S. dollars by wire transfer in immediately available funds to an account designated by Avalon. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement shall bear interest at a rate equal to *.
     Section 3.7 Currency; Foreign Payments. If any currency conversion shall be required in connection with any payment hereunder, such conversion shall be made by * to which such royalty payments relate. If at any time legal restrictions prevent the prompt remittance of any

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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royalties with respect to Net Sales in any jurisdiction, Medarex may notify Avalon and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Avalon, and Medarex shall have no further obligations under this Agreement with respect thereto.
     Section 3.8 Taxes. Medarex may deduct from any royalty amounts it is required to pay pursuant to this Agreement any Withholding Taxes. At Avalon’s request, Medarex shall provide Avalon a certificate evidencing payment of any Withholding Taxes hereunder and shall * assist Avalon, at Avalon’s expense, to obtain the benefit of any applicable tax treaty.
     Section 3.9 Records Retention; Audit.
          3.9.1 Record Retention. Medarex shall maintain (and shall ensure that its Affiliates and sublicensees shall maintain) complete and accurate books, records and accounts that fairly reflect their respective Net Sales and Unilateral Expenses with respect to Unilateral Products in sufficient detail to confirm the accuracy of any payments required hereunder and in accordance with GAAP, which books, records and accounts shall be retained by Medarex until the later of (a) * after the end of the period to which such books, records and accounts pertain, and (b) the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by Applicable Law.
          3.9.2 Audit. Avalon shall have the right to have an independent certified public accounting firm of nationally recognized standing, reasonably acceptable to Medarex, to have access during normal business hours, and upon reasonable prior written notice, to such of the records of Medarex (and its Affiliates and sublicensees) as may be reasonably necessary to verify the accuracy of such Net Sales or, in the event Medarex Opts-Out of all Unilateral Products with respect to a Unilateral Target pursuant to Section 1.7, such Unilateral Expenses * ending not more than * prior to the date of such request; provided, however, that Avalon shall not have the right to conduct more than * in any * period. The accounting firm shall disclose to each Party whether such Net Sales or Unilateral Expenses, as applicable, are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to Avalon. * shall bear the cost of such audit unless the audit reveals a variance of more than * from the reported results, in which case * shall bear the cost of the audit. The results of such accounting firm shall be final, absent manifest error.
          3.9.3 Payment of Additional Royalties. If, based on the results of such audit, additional payments are owed by Medarex under this Agreement, Medarex shall make such additional payments, *, within * after the date on which such accounting firm’s written report is delivered to Medarex.
     Section 3.10 Confidentiality. Avalon shall treat all information subject to review under Section 3.10 in accordance with the confidentiality provisions of Article 4 and shall cause its accounting firm to enter into a * acceptable confidentiality agreement with Medarex obligating such firm to maintain all such financial information in confidence pursuant to such confidentiality agreement.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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ARTICLE 4 -
CONFIDENTIALITY
     Section 4.1 Confidential Information. The confidentiality and use restrictions set forth in Sections 6.1 through 6.4 of the Collaboration Agreement shall apply to all Confidential Information during the Term and for a period of * thereafter.
     Section 4.2 Use of Name. Each Party may use the name, insignia, symbol, trademark, trade name or logotype of the other Party only (a) in connection with announcements and other permitted disclosures relating to this Agreement and the activities contemplated hereby, (b) as required by Applicable Law, and (c) otherwise as agreed in writing by such other Party.
     Section 4.3 Press Releases. Press releases or other similar public communication by either Party relating to this Agreement, shall be approved in advance by the other Party, *, except for those communications required by Applicable Law (which shall be provided to the other Party as soon as practicable after the release or communication thereof), disclosures of information for which consent has previously been obtained, and information of a similar nature to that which has been previously disclosed publicly with respect to this Agreement, each of which shall not require advance approval.
     Section 4.4 Publications. At least * prior to submission for publication, presentation or other public disclosure by Medarex or any of its Affiliates of any material pertaining to or resulting from the Avalon Technology, Medarex shall provide to Avalon a draft of such material for its review and comment. No publication or presentation with respect to the Avalon Technology shall be made unless and until Avalon’s comments on the proposed publication or presentation have been addressed and changes have been agreed upon and any information determined by Avalon to be Confidential Information has been removed. If requested in writing by Avalon, Medarex shall withhold material from submission for publication or presentation for an additional * days to allow for the filing of a patent application or the taking of such measures to establish and preserve proprietary rights in the information in the material being submitted for publication or presentation.
ARTICLE 5 -
INTELLECTUAL PROPERTY
     Section 5.1 Intellectual Property Ownership.
          5.1.1 Ownership of Medarex Technology. As between the Parties, Medarex shall own and retain all right, title and interest in and to any and all: (a) Information and Inventions that are conceived, discovered, developed or otherwise made, by or on behalf of Medarex (or its Affiliates or its licensees or sublicensees (other than Avalon and its Affiliates)), whether or not patented or patentable, and any and all Patent and other intellectual property rights with respect thereto, except to the extent that any such Information and Inventions, or any Patent or other intellectual property rights with respect thereto, are Collaboration Technology or Joint Technology; (b) other Information and Inventions, and Patent and other intellectual property rights that are

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Controlled (other than pursuant to the license grants set forth in Article 3) by Medarex, its Affiliates or its licensees or sublicensees (other than Avalon and its Affiliates); and (c) other Medarex Technology.
          5.1.2 Ownership of Avalon Technology. Subject to Section 5.1.3 and the license grants to Medarex under Article 2, as between the Parties, Avalon shall own and retain all right, title and interest in and to any and all: (a) Information and Inventions that are conceived, discovered, developed or otherwise made, by or on behalf of Avalon (or its Affiliates or its licensees or sublicensees (other than Medarex and its Affiliates)), whether or not patented or patentable, and any and all Patent and other intellectual property rights with respect thereto, except to the extent that any such Information and Inventions, or any Patent or other intellectual property rights with respect thereto, are Collaboration Technology or Joint Technology; (b) other Information and Inventions, and Patent and other intellectual property rights that are Controlled (other than pursuant to the license grants set forth in Article 3) by Avalon, its Affiliates or its licensees or sublicensees (other than Medarex and its Affiliates); and (c) other Avalon Technology.
          5.1.3 Ownership of Mice-Related Technology. As between the Parties, Medarex shall own and retain all right, title and interest in and to all Mice Materials and Mice-Related Technology, including any and all Information and Inventions with respect to the Mice Materials or the Mice-Related Technology (including any Improvements thereto) that, as a result of the use of HuMAb Mice provided by Medarex under this Agreement, are conceived, discovered, developed or otherwise made, by or on behalf of Avalon, its Affiliates or its licensees or sublicensees (other than Medarex and its Affiliates), whether or not patented or patentable, and any and all Patent and other intellectual property rights with respect thereto. Avalon acknowledges and agrees that (a) there are no licenses granted to Avalon under this Agreement with respect to the Mice Materials and Mice-Related Technology and that under this Agreement, Avalon has no right to use the HuMAb Mice or to discover, develop or otherwise make Improvements with respect to Mice Materials and Mice-Related Technology, and (b) neither it, nor any of its Affiliates, licensees or sublicensees, will engage, directly or indirectly, in activities designed to, or otherwise undertake or attempt, either on behalf of itself or another, to discover, develop or make any Information and Inventions that relate to the Mice Materials or the Mice-Related Technology as a result of the use of Ha-Mab Mice provided by Medarex to Avalon under this Agreement. Accordingly, Avalon shall * disclose to Medarex in writing, the conception or reduction to practice, or the discovery, development or making of any such Information and Inventions that relate to the Mice Materials or Mice-Related Technology that results from use of HuMab Mice provided by Medarex to Avalon under this Agreement and shall, and does hereby, assign, and shall cause its Affiliates, licensees and sublicensees to so assign, to Medarex, without additional compensation, all of their respective rights, titles and interests in and to any such Information and Inventions.
          5.1.4 Ownership of Joint Technology. Subject to Section 5.1.3 and the license grants under Article 2, the Parties shall each own an equal, undivided interest in any and all (a) Information and Inventions, conceived, discovered, developed or otherwise made, jointly by or on behalf of Medarex (or its Affiliates or, to the extent permitted, its sublicensees), on the one hand,

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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and Avalon (or its Affiliates or, to the extent permitted, its sublicensees), on the other hand, in connection with the work conducted under or in connection with this Agreement, whether or not patented or patentable, but excluding any Mice Materials or Mice-Related Technology; and (b) Patents (the “Joint Patents”) and other intellectual property rights with respect thereto (collectively, the “Joint Technology”); provided, however, that, except as otherwise expressly provided herein, neither a Party nor any of its Affiliates, licensees or sublicensees shall, directly or indirectly, Exploit any Joint Technology or other such intellectual property rights without the consent of the other Party, *; provided, however, that neither Party shall have the right to use or otherwise Exploit any Unilateral Products (or any Antibodies or other Biological Materials derived from the HuMAb Mice or the Additional Mice) except as set forth under thus Agreement. Each Party shall * disclose to the other Party in writing, and shall cause its Affiliates, licensees and sublicensees to so disclose, the development, making, conception or reduction to practice of any Joint Technology.
          5.1.5 Ownership of Product Trademarks. Medarex shall own all right, title and interest in and to each Product Trademark with respect to a Unilateral Product. Avalon hereby assigns all of its right, title and interest in and to any Product Trademark to Medarex to the extent that such Product Trademark relates solely to the Unilateral Products.
          5.1.6 Ownership of Regulatory Documentation. Medarex shall own all right, title and interest in and to all Regulatory Documentation that relates solely to the Unilateral Products, provided that Avalon shall reasonably cooperate, at Medarex’s sole cost and expense, in filing and maintaining such Regulatory Documentation. Avalon hereby assigns to Medarex such of its right, title and interest in and to such Regulatory Documentation as is necessary to vest ownership of such Regulatory Documentation in Medarex as provided in the immediately preceding sentence. Notwithstanding the ownership of any such Regulatory Documentation, neither Medarex nor any of its Affiliates, licensees or sublicensees shall, directly or indirectly, use any such Regulatory Documentation without the consent of Avalon, *; provided, however, that each Party shall have the right to use and reference any of such Regulatory Documentation in connection with the Exploitation of Unilateral Products as provided in this Agreement and Collaboration Products as provided in the Collaboration Agreement. Notwithstanding the foregoing, any Regulatory Documentation containing Production Process Know-How of a Party shall be and remain the sole and exclusive property of such Party and such Party shall have the right to submit any such Production Process Know-How directly to the Regulatory Authorities using a drug master file, or any foreign equivalent that is designed to protect such Party’s Confidential Information, which filing shall be and remain the sole and exclusive property of such Party.
          5.1.7 United States Law. The determination of whether Information and Inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with applicable United States law.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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          5.1.8 Notices. To the extent, if any, that Medarex has the right to (a) assign, transfer, convey or otherwise encumber any right, title or interest in or to any Avalon Technology, Joint Technology or Collaboration Technology, (b) grant any license or other right, title or interest in or to any Avalon Technology, Joint Technology or Collaboration Technology, or (c) agree to or otherwise become bound by any covenant not to sue for any infringement, misuse or other action or inaction with respect to any Avalon Technology, Joint Technology or Collaboration Technology, in each case Medarex shall not do so, directly or indirectly, expressly or by implication, by action or omission or otherwise without providing Avalon with at least * advance written notice thereof.
     Section 5.2 Prosecution of Patents and Trademarks.
          5.2.1 Medarex and Avalon Patents. As between the Parties, each Party shall have the sole right, at its cost and expense, to obtain, prosecute and maintain throughout the world its Patents; provided, however, that Medarex shall reimburse Avalon for one hundred percent (100%) of the reasonable out-of-pocket costs incurred by Avalon for filing, prosecuting and maintaining the Avalon Patents to the extent that they claim or cover (x) as a composition of matter, a Unilateral Product or any active ingredient in such Unilateral Product or (y) the use of any such Unilateral Product or ingredient. Each Party shall, and shall cause its Affiliates, licensees and sublicensees, as applicable, to, cooperate fully with the other Party in the preparation, filing, prosecution, and maintenance of, if requested by Medarex, the Product Trademarks and, if requested by the other Party, such other Party’s Patents, provided that (except as otherwise provided in the first sentence of this Section 5.2.1) such other Party shall reimburse the cooperating Party for its reasonable out-of-pocket expenses incurred in connection with such requested cooperation. Such cooperation includes (a) promptly executing all papers and instruments and requiring employees to execute such papers and instruments as reasonable and appropriate so as to enable such other Party to file, prosecute, and maintain its Patents in any country; and (b) promptly informing such other Party of matters that may affect the preparation, filing, prosecution, or maintenance of any such Patents.
          5.2.2 Joint Patents. The Parties shall cooperate, and shall cause their respective Affiliates, licensees and sublicensees, as applicable, to cooperate, with one another with respect to the filing, prosecution and maintenance of all Joint Patents, including by selecting outside counsel, reasonably acceptable to the Parties, to handle such filing, prosecution and maintenance. * the expenses associated with the filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of all Joint Patents. If a Party elects not to pursue the filing, prosecution or maintenance of a Joint Patent in a particular country, or to take any other action with respect to Joint Technology in a particular country that is * to establish or preserve rights thereto, then in each such case such Party shall so notify the other Party promptly in writing and * to enable such other Party to meet any deadlines by which an action must be taken to establish or preserve any such rights in such Joint Technology in such country. Upon receipt of each such notice by such other Party or if, at any time, such Party fails to initiate any such action within * after a request by such other Party that it do so (or thereafter diligently pursue such action), such other Party shall have the right, but not the obligation, to pursue the filing or registration, or support the continued prosecution or maintenance, of such Patent at its expense in such country. If

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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such other Party elects to pursue such filing or registration, as the case may be, or continue such support, then such other Party shall notify such Party of such election and such Party shall, and shall cause its Affiliates, licensees and sublicensees, as applicable, to, (x) * cooperate with such other Party in this regard, and (y) subject to Article 2, promptly release or assign to such other Party, without compensation, all right, title and interest in and to such Patent in such country.
          5.2.3 Patent Filings. Medarex covenants not to, and to cause its Affiliates, licensees and sublicensees, as applicable, not to, file any patent application disclosing or claiming any Information and Inventions comprising any Avalon Technology or the Exploitation thereof, without Avalon’s prior written consent *.
     Section 5.3 Enforcement of Patents and Trademarks.
          5.3.1 Rights and Procedures. If either Party determines that any Avalon Technology exclusively licensed to Medarex under this Agreement (which for purposes of this Agreement shall be deemed to include Joint Technology) is being infringed by a Third Party’s activities with respect to a Unilateral Product and that such infringement could affect the exercise by the Parties of their respective rights and obligations under this Agreement, it shall * notify such other Party in writing and provide such other Party with any evidence of such infringement that is * available. Promptly after the receipt of such written notice, the Parties shall meet and discuss * the removal of such infringement. The pursuing Party shall consider * any comments from the other Party and shall keep the other Party reasonably informed of any steps taken to remove such infringement.
               (a) Joint Technology. With respect to Joint Technology, that is not licensed exclusively to Medarex under this Agreement, the Parties shall have the first right but not the obligation to jointly remove such infringement using *, including the filing of an infringement suit or taking other similar action. * of the reasonable and verifiable costs and expenses incurred in connection with such action. In the event the Parties fail to jointly take * to remove any infringement of any Joint Technology within * following notice of such infringement, or a Party earlier notifies the other in writing of its intent not to take such steps, the Party pursuing the filing, prosecution or maintenance of a Patent comprising such Joint Technology (the “Prosecuting Party”) shall have the right to do so *, or, in the event such Party declines, the other Party shall have the right to do so *; provided, however, that if the Parties have jointly commenced negotiations with an alleged infringer for discontinuance of such infringement within such * period, the Parties shall have an additional * to conclude their negotiations before a Party unilaterally may bring suit for such infringement.
               (b) Avalon Technology. With respect to Avalon Technology exclusively licensed to Medarex under this Agreement, Avalon shall have the first right, but not the obligation, to remove such infringement with respect to an antibody-based product against a Collaboration Target *. In the event Avalon fails to take * to remove any such infringement of such Avalon Technology within * following notice of such infringement, or earlier notifies Medarex in writing of its intent not to take such steps, Medarex shall have the right to do so *; provided, however, that if Avalon has commenced negotiations with an alleged infringer for discontinuance of such

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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infringement within such * period, Avalon shall have an additional * days to conclude its negotiations before Medarex may bring suit for such infringement; and provided further that * of the reasonable out-of-pocket costs incurred by Avalon with respect to the removal of any such infringement to the extent that such infringement adversely affects the Exploitation of any Unilateral Product.
               (c) Medarex Technology. With respect to Medarex Technology, Medarex shall have the sole right, but not the obligation, to remove such infringement *.
          5.3.2 Cooperation. The Party not enforcing the applicable Technology shall provide reasonable assistance to the other Party, including providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow the enforcing Party to maintain the action.
          5.3.3 Recovery. Any amounts recovered by a Party pursuant to Section 5.3.1, whether by settlement or judgment, shall be used to * for their reasonable costs and expenses in making such recovery (*), with * being retained by the Party that has exercised its right to bring the enforcement action; provided, however, that to the extent that any award is attributable to loss of sales of a Unilateral Product, the Parties shall negotiate * an appropriate allocation of such award to reflect the economic interests of the Parties under this Agreement with respect to such Unilateral Product.
     Section 5.4 Potential Third-Party Rights.
          5.4.1 Third-Party Licenses. If (a) in the opinion of outside patent counsel to Medarex, Medarex, or any of its Affiliates, licensees or permitted sublicensees, cannot Exploit a Unilateral Product in a country in the Territory without infringing one or more Patents that have issued to a Third Party in such country, or (b) as a result of any claim made against a Party, or any of its Affiliates, licensees or permitted sublicensees, alleging that the Exploitation of a Unilateral Product infringes or misappropriates any Patent or any other intellectual property right of a Third Party in a country in the Territory, a judgment is entered by a court of competent jurisdiction from which no appeal is taken within the time permitted for appeal, such that Medarex cannot Exploit such Unilateral Product in such country without infringing the Patent or other proprietary rights of such Third Party, then, in either case, Medarex shall have the first right, but not the obligation to negotiate and to obtain a license from such Third Party as necessary for the Exploitation of any Unilateral Products hereunder in such country. * of all royalty and other obligations with respect to the Exploitation of Unilateral Products.
          5.4.2 Third-Party Litigation. In the event that a Third Party institutes a Patent, Trademark or other infringement suit (including any suit alleging the invalidity or unenforceability of the Patents of a Party or its Affiliates, or claiming confusion, deception or dilution of a Trademark by a Product Trademark) against either Party or its respective Affiliates, licensees or permitted sublicensees during the Term, alleging that the Exploitation of the Unilateral Products in the Territory or any other activities hereunder, infringes one or more Patent, Trademark or other intellectual property rights held by such Third Party (an “Infringement Suit”), the Parties shall

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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cooperate with one another in defending such suit. Medarex shall direct and control, at its sole cost and expense, any Infringement Suit with respect to the Unilateral Products; provided, however, that Medarex shall not cease to defend, settle or otherwise dispose of a suit with respect to any intellectual property of Avalon without Avalon’s prior written consent, *. With respect to the Collaboration Patents, licensed to Medarex under this Agreement, Product Trademarks and with respect to the Exploitation of Unilateral Products, Medarex shall bear one hundred percent (100%) of those costs and expenses. With respect to Joint Patents, the Parties shall each bear fifty percent (50%) of any costs and expenses of such defense; provided, with respect to the Exploitation of Unilateral Products, Medarex shall bear one hundred percent (100%) of those costs and expenses. In addition, Medarex shall pay any and all amounts awarded in any suit against Medarex and/or Avalon with respect to exploitation of Unilateral Product and any and all amounts paid in any settlement of such suit or threatened suit.
          5.4.3 Retained Rights. Nothing in this Section 5.4 shall prevent Medarex, *, from obtaining any license or other rights from Third Parties it deems appropriate in order to permit the full and unhindered exercise of its rights under this Agreement.
     Section 5.5 Exchange of Know-How.
          5.5.1 Information Disclosure. Avalon shall, and shall cause its Affiliates to, without additional compensation and at its sole expense, disclose and make available to Medarex, in whatever form Medarex may * request, all Regulatory Documentation, and all Avalon Technology, Collaboration Technology and Joint Technology in the possession of Avalon that is licensed to Medarex under this Agreement with respect to each Unilateral Target and Unilateral Product immediately after such Unilateral Target is first designated as such and thereafter immediately upon the earlier of the conception or reduction to practice, discovery, development or making of each such Regulatory Documentation, and all Avalon Technology, Collaboration Technology and Joint Technology in the possession of Avalon that is licensed to Medarex under this Agreement.
          5.5.2 Cooperation. Avalon shall cooperate with any and all reasonable requests for assistance from Medarex, *, including by making its employees, consultants and other scientific staff available upon reasonable notice during normal business hours at Avalon’s place of business to consult with Medarex on issues arising with respect to the Avalon Technology in connection with the research, development, commercialization or other Exploitation of Unilateral Products.
          5.5.3 Biological Materials. For purposes of facilitating the conduct of the development activities with respect to the Unilateral Products, Avalon shall provide to Medarex the Biological Materials that are technology licensed to Medarex under this Agreement and that is necessary to perform such activities. The Parties agree that: (a) all such Biological Materials provided by Avalon to Medarex and any Biological Material produced against or with, or derived from, such Biological Materials shall be used solely for the development and commercialization of Unilateral Products, and in material compliance with all Applicable Law; (b) all such Biological Materials under this Agreement shall be provided without any warranties, express or implied; (c)

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Avalon shall obtain (or cause its Third Party collaborators to obtain or certify that they have obtained) all appropriate and required consents from the source of such Biological Materials; and (d) Biological Materials provided by Avalon to Medarex shall not be made available by Medarex to any Third Party except as necessary for Medarex to perform its obligations hereunder, unless the prior written consent of Avalon is first obtained.
          5.5.4 Regulatory Records. Medarex shall maintain, or cause to be maintained, records of its respective research, development, manufacturing and commercialization activities for the Unilateral Products, including all Regulatory Documentation, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of such activities, and which shall be retained during the Term and for a period of * thereafter, or for such longer period as may be required by Applicable Law. Avalon shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records, except to the extent that such records contain proprietary information with respect to the Mice Materials, Mice-Related Technology or Medarex’s Production Process Technology. Avalon shall have an irrevocable, perpetual right to use and reference such Regulatory Documentation for all purposes.
          5.5.5 Production Process Technology. Notwithstanding anything to the contrary in this Section 5.5 or elsewhere in this Agreement, Avalon shall not be obligated to disclose or provide any of its Production Process Technology, including Biological Materials with respect thereto, to Medarex or any Third Party except as may be required or permitted under a separate written agreement entered into by the Parties pursuant to Section 1.2.8 or Section 1.6 of the Collaboration Agreement.
ARTICLE 6 -
TERM AND TERMINATION
          Section 6.1 Term. The term of this Agreement shall commence upon the Effective Date and shall continue in effect until such time as there is no longer any Unilateral Product being Exploited hereunder, unless terminated at an earlier date in accordance with the terms and conditions set forth in this Article 6.
          Section 6.2 Termination of Agreement for Material Breach. Any material failure by a Party to comply with any of its material obligations contained herein shall, in addition to any remedy available under Section 6.3 hereof, entitle the Party not in default to give to the Party in default written notice specifying the nature of the default, requiring the defaulting Party to make good or otherwise cure such default, and stating its intention to terminate if such default is not cured. If such default is not cured within * after the receipt of such notice (or, if such default cannot be cured within such * period, if the Party in default does not commence actions to cure such default within such period and thereafter diligently continue such actions and cure such default within * after the receipt of such notice), except in the case of a payment default, as to which the defaulting Party shall have only a * cure period, the Party not in default shall be entitled, on written notice to the other Party, without prejudice to any of its other rights conferred on it by

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement in its entirety.
     Section 6.3 Termination of Rights with Respect to Unilateral Products Upon Material Breach. Any material failure by Medarex to comply with any of its material obligations contained herein with respect to a specific Unilateral Product shall entitle Avalon to give to Medarex notice specifying the nature of the default, requiring Medarex to make good or otherwise cure such default, and stating its intention to convert such Unilateral Product to a Unilateral Product of Avalon under the Unilateral Development and Commercialization Agreement attached to the Collaboration Agreement as Appendix D-1 if such default is not cured. If such default is not cured within * after the receipt of such notice (or, if such default cannot be cured within such * period, if Medarex does not commence actions to cure such default within such period and thereafter diligently continue such actions or if such default is not otherwise cured within * after the receipt of such notice), except in the case of a payment default, as to which Medarex shall have only a * cure period. Avalon shall be entitled, on written notice to Medarex, to convert such Unilateral Product to a Unilateral Product of Avalon, whereupon each shall be subject to their respective rights and obligations under the Unilateral Development and Commercialization Agreement attached to the Collaboration Agreement as Appendix D-1, including the indemnification obligations and the royalty obligations set forth therein (provided that the royalty rate owed by Avalon pursuant to such Unilateral Development and Commercialization Agreement shall equal the royalty rate that Medarex would have owed Avalon had it not defaulted).
     Section 6.4 Termination Upon Insolvency. Either Party may terminate this Agreement if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if such other Party proposes a written agreement of composition or extension of its debts, or if such other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within * after the filing thereof, or if such other Party shall propose or be a party to any dissolution or liquidation, or if such other Party shall make an assignment for the benefit of its creditors.
     Section 6.5 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Avalon or Medarex are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the United States Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the United States Bankruptcy Code, the Party hereto that is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding continues to perform all of its obligations under this Agreement or (b) if

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.
     Section 6.6 Consequences of Expiration or Termination.
          6.6.1 Licenses. Upon expiration of the Agreement in accordance with Section 6.1 and the payment of all amounts due under Section 3.1, the licenses granted by Avalon to Medarex hereunder shall be deemed fully-paid up and nonexclusive.
          6.6.2 Return of Information. Upon expiration of this Agreement pursuant to Section 6.1 or upon termination of this Agreement in its entirety by either Party pursuant to this Article 6, Medarex, at the request of Avalon, shall return all data, files, records and other materials in its possession or control relating to Avalon’s Technology, or containing or comprising Avalon’s Information and Inventions or other Confidential Information and to which Medarex does not retain rights hereunder (except one copy of which may be retained for archival purposes) and Medarex agrees not to use any Avalon Technology and/or Collaboration Technology except as permitted under another Agreement between Medarex and Avalon.
     Section 6.7 Accrued Rights; Surviving Obligations.
          6.7.1 Accrued Rights. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.
          6.7.2 Survival. Articles 3 (with respect to obligations arising prior to expiration or termination), 4 and 7 (provided Section 7.3 shall survive for * years after the expiration or earlier termination of this Agreement), and Sections 1.1, 2.3 (with respect only to the last sentence thereof), 2.4, 3.9, 3.10, 5.1, 5.2.2, 5.2.3, 5.5.3 (with respect only to the last sentence thereof), 5.5.4, 5.5.5, 6.5, 6.6, 8.2, 9.4, 9.5 and 9.6 of this Agreement and this Section 6.7 shall survive *.
ARTICLE 7 -
INDEMNIFICATION AND INSURANCE
     Section 7.1 Indemnification of Avalon. Medarex shall indemnify Avalon, its Affiliates and their respective directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third-Party Claims arising from or occurring as a result of (a) the development, manufacture or commercialization of a Unilateral Target or Unilateral Product by or on behalf of Medarex or its Affiliates or sublicensees, or by any person or entity that performs any of the foregoing for on behalf of Medarex or its Affiliates or sublicensees or with Unilateral Target or Unilateral Product obtained directly or indirectly from Medarex or its Affiliates or sublicensees or, (b) the gross negligence or willful misconduct on the part of Medarex or its Affiliates, licensees or sublicensees in performing any activity contemplated by this Agreement.
     Section 7.2 Indemnification Procedure.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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          7.2.1 Notice of Claim. The indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such indemnified Party intends to base a request for indemnification under Section 7.1 or Section 7.2, but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time). The indemnified Party shall furnish * to the indemnifying Party copies of all papers and official documents received in respect of any Losses. All indemnification claims in respect of a Party, its Affiliates or their respective directors, officers, employees and agents (collectively, the “Indemnitees” and each an “Indemnitee”) shall be made solely by such Party to this Agreement (the “Indemnified Party”).
          7.2.2 Control of Defense. At its option, the indemnifying Party may assume the defense of any Third-Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third-Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify any Indemnitee in respect of the Third-Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against any Indemnitee’s claim for indemnification. Upon assuming the defense of a Third-Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third-Party Claim any legal counsel selected by the indemnifying Party. In the event the indemnifying Party assumes the defense of a Third-Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by any Indemnitee in connection with the Third-Party Claim. Should the indemnifying Party assume the defense of a Third-Party Claim, the indemnifying Party shall not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third-Party Claim. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless an Indemnitee from and against the Third-Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Losses incurred by the indemnifying Party in its defense of the Third-Party Claim with respect to such Indemnitee.
          7.2.3 Right to Participate in Defense. Without limiting Section 7.3.2, any Indemnitee shall be entitled to participate in, but not control, the defense of such Third-Party Claim and to engage counsel of its choice for such purpose; provided, however, that such engagement shall be at the Indemnitee’s own expense unless (a) the engagement thereof has been specifically authorized by the indemnifying Party in writing, or (b) the indemnifying Party has failed to assume the defense and engage counsel in accordance with Section 7.3.2 (in which case the Indemnified Party shall control the defense).
          7.2.4 Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third-Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the indemnifying Party shall have acknowledged in

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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writing the obligation to indemnify the Indemnitee hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third-Party Claims, where the indemnifying Party has assumed the defense of the Third-Party Claim in accordance with Section 7.3.2, the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed). The indemnifying Party shall not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of the indemnifying Party. Regardless of whether the indemnifying; Party chooses to defend or prosecute any Third-Party Claim, no Indemnitee shall admit any liability with respect to, or settle, compromise or discharge, any Third-Party Claim without the prior written consent of the indemnifying Party.
          7.2.5 Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third-Party Claim, the Indemnified Party shall, and shall cause each other Indemnitee to, reasonably cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third-Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.
          7.2.6 Expenses. Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a calendar quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
     Section 7.3 Insurance. Medarex shall have and maintain such types and amounts of liability insurance *, and shall upon request provide the other Party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.
ARTICLE 8 -
REPRESENTATIONS, WARRANTIES AND COVENANTS
     Section 8.1 Representations, Warranties and Covenants. Each Party is entering into this Agreement in reliance upon the representations, warranties and covenants of the other Party set forth in Sections 10.1, 10.2 and 10.3 of the Collaboration Agreement.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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     Section 8.2 DISCLAIMER OF WARRANTY. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 10.1, 10.2 AND 10.3 OF THE COLLABORATION AGREEMENT, MEDAREX AND AVALON MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND MEDAREX AND AVALON EACH SPECIFICALLY DISCLAIM ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
ARTICLE 9 -
MISCELLANEOUS
     Section 9.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not) or terrorism, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority. The non-performing Party shall notify the other Party of such force majeure within * after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use * to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for * after the date of the occurrence, the Parties shall meet to discuss * how to proceed in order to accomplish the goals of the Collaboration outlined in this Agreement.
     Section 9.2 Assignment. Without the prior written consent of the other Party hereto, neither Party shall sell, transfer, assign, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either Party hereto may assign or transfer this Agreement or any of its rights or obligations hereunder without the consent of the other Party (a) to any Affiliate of such Party; or (b) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates if in any such event (1) the assigning Party (provided that it is the surviving entity) remains jointly and severally liable with the relevant Medarex Affiliate, Avalon Affiliate or Third Party assignee under this Agreement, and (ii) the relevant Medarex Affiliate assignee, Avalon Affiliate assignee, Third Party assignee or surviving entity assumes in writing all of the assigning Party’s obligations under this Agreement. For purposes of clarification with respect to subsection (b) herein, a Third Party that merges or consolidates with a Party, or to which a Party transfers all or substantially all of its assets to which this Agreement relates, shall not be deemed to grant the other Party to this

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Agreement any license to such Third Party’s technology in existence as of the effective date of such merger, consolidation or transfer, unless such grant is made pursuant to a separate agreement, provided such Third Party shall maintain all licenses granted hereunder by such first Party with respect to its Technology and any Information and Inventions with respect thereto. Any purported assignment or transfer in violation of this Section shall be void ab initio and of no force or effect.
     Section 9.3 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties herein. To the fullest extent permitted by applicable law, each Party hereby waives any provision of law that would render any provision prohibited or unenforceable in any respect.
     Section 9.4 Disputes. Any dispute that may arise relating to this Agreement shall be referred to the Chief Executive Officers of each of the Parties (or their respective designees) who shall use * to mutually agree upon the proper course of action to resolve the dispute. If any dispute is not resolved by the Chief Executive Officers of the Parties (or their designees) within * after such dispute is referred to them, or such longer period as the Chief Executive Officers (or their designees) may collectively agree, then either Party shall have the right to litigate such dispute in accordance with Section 9.5 or to pursue such other dispute resolution mechanism as the Parties may agree.
     Section 9.5 Governing Law, Jurisdiction, Venue and Service.
          9.5.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.
          9.5.2 Jurisdiction. The Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not -to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts.
          9.5.3 Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of the State of Delaware or the United States District Court for the District of Delaware, and hereby further irrevocably and

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
          9.5.4 Service. Each Party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.
          9.5.5 Patents and Trademarks. Notwithstanding the foregoing, any disputes regarding the validity, scope or enforceability of Patents or Trademarks shall be submitted to a court of competent jurisdiction in the territory in which such rights apply.
     Section 9.6 Notices. All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier as provided herein), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:
     If to Avalon, to:
Avalon Pharmaceuticals, Inc.
20358 Seneca Meadows Road
Germantown, Maryland 20876
Attention: CEO
Facsimile: 301-556-9910
     If to Medarex, to:
Medarex, Inc.
707 State Road
Princeton, New Jersey 08540-1437
Attention: President
Facsimile: (609) 430-2850
with a copy to:
Medarex, Inc.
707 State Road
Princeton, New Jersey 08540-1437
Attention: General Counsel
Facsimile: (609) 430-4215
or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such communication shall be deemed to have been received (a) when delivered, if personally delivered or sent by facsimile on a business day, (b) on

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

23

the business day after dispatch, if sent by nationally-recognized overnight courier, and (c) on the third business day following the date of mailing, if sent by mail. It is understood and agreed that this Section 9.6 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.
     Section 9.7 Entire Agreement; Modifications. This Agreement, together with the Appendix attached hereto and the Collaboration Agreement, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded hereby and thereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein or therein. No amendment, modification, release or discharge shall be binding upon the Parties unless in writing duly executed by authorized representatives of both Parties.
     Section 9.8 Relationship of the Parties. It is expressly agreed that the Parties shall be independent contractors of one another and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Neither Party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.
     Section 9.9 Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Articles 4 and 5 of this Agreement are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, and that any violation or threatened violation of any provision of Article 4 or 5 will result in irreparable injury to such other Party. Each Party also acknowledges and agrees that in the event of a violation or threatened violation of any provision of Article 4 or 5, the other Party hall be entitled to preliminary and permanent injunctive relief, without the necessity of proving irreparable injury or actual damages and without the necessity of having to post a bond, as well as to an equitable accounting of all earnings, profits and other benefits arising from any such violation. The rights provided in the immediately preceding sentence shall be cumulative and in addition to any other rights or remedies that may be available to such other Party. Nothing in this Section 9.9 is intended, or should be construed, to limit such other Party’s right to preliminary and permanent injunctive relief or any other remedy for breach of any other provision of this Agreement.
     Section 9.10 Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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     Section 9.11 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     Section 9.12 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other parties.
     Section 9.13 Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.
     Section 9.14 English Language. This Agreement has been written and executed in the English language. Any translation into any other language shall not be an official, version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.
     Section 9.15 References. Unless otherwise specified, (a) references in this Agreement to any Article, Section, Appendix, Schedule or Exhibit shall mean references to such Article, Section, Appendix, Schedule or Exhibit of this Agreement, (b) references in any section to any clause are references to such clause of such section, and (c) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.
     Section 9.16 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein shall mean including, without limiting the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Medarex, Inc		Avalon Pharmaceuticals, Inc.

By:	s/ James B. Cornett, Ph.D.	By:	s/ Kenneth C. Carter, Ph.D.
Name: James B. Cornett, Ph.D.		Name: Kenneth C. Carter, Ph.D.
Title: VP, Business Development		Title: President and CEO

*	The asterisk denotes the confidential portions of this document that have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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APPENDIX A
Unilateral Products and Unilateral Targets
     This Appendix to the UNILATERAL DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (“Agreement”) effective as of October 15, 2003, by and between AVALON PHARMACEUTICALS, INC. (“Avalon”) and MEDAREX, INC., on behalf of itself and its wholly owned subsidiary, GENPHARM INTERNATIONAL, INC., (collectively, “Medarex”) sets forth the Unilateral Products with respect to the applicable Unilateral Targets.
     The contents of this Appendix A are hereby incorporated into the Agreement and are governed by the terms and conditions of the Agreement, including the confidentiality provisions set forth therein.